      As filed with Securities and Exchange Commission on April 20, 2007
                                                     Registration No. 033-52050
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM S-6

                        POST-EFFECTIVE AMENDMENT NO. 19
                        TO REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                               -----------------

                  New England Variable Life Separate Account
                             (Exact Name of Trust)

                      New England Life Insurance Company
                              (Name of Depositor)

                              501 Boylston Street
                          Boston, Massachusetts 02116
             (Address of depositor's principal executive offices)

                               -----------------

                            Marie C. Swift, Esquire
                          Vice President and Counsel
                      New England Life Insurance Company
                              501 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)

                                  Copies to:

                           Stephen E. Roth, Esquire
                           Mary E. Thornton, Esquire
                        Sutherland Asbill & Brennan LLP
                        1275 Pennsylvania Avenue, N.W.
                            Washington, D.C. 20004

                               -----------------

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b)

[X] on April 30, 2007 pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities being Registered: Interests in Variable Ordinary Life Insurance Policies.

This registration statement incorporates by reference the prospectuses and supplements dated May 1, 2006, May 1, 2005, May 1, 2004, September 18,
2003, May 1, 2003, May 1, 2002, May 1, 2001, May 1, 2000 and April 30, 1999
each as filed in Post-Effective No. 19 filed April 27, 2006,Post-Effective No. 18 filed April 29, 2005, Post-Effective No. 16 filed April 30, 2004, Post-Effective Amendment No. 15 filed September 18, 2003, Post-Effective Amendment No. 14 filed April 30, 2003, Post-Effective Amendment No. 13 filed April 30, 2002, Post-Effective Amendment No. 12 filed on April 26, 2001, Post-Effective Amendment No. 11 filed on April 26, 2000 and Post-Effective Amendment No. 10 filed on April 26, 1999, respectively, to the Registration Statement on Form S-6 (File No. 033-52050).

================================================================================

                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                              ZENITH LIFE PLUS II
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES


                      SUPPLEMENT DATED APRIL 30, 2007 TO

        PROSPECTUSES DATED APRIL 30, 1999, MAY 1, 2000, AND MAY 1, 2001


   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, and May 1, 2001, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Life Plus II Policies are no longer available for sale.


   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                         INTRODUCTION TO THE POLICIES

EXCHANGE PROGRAM


   We are currently offering an exchange program under which you may be able to exchange your Policy for a flexible premium variable life insurance policy issued by us--Zenith Flexible Life 2001--if your Policy meets certain conditions. Under the terms of the exchange program, we will waive the surrender charge that would otherwise be payable on surrender of your Policy, and we will waive the sales, premium and federal tax charges that would otherwise be payable on the cash value that is transferred to the Zenith Flexible Life 2001 policy. Please contact your registered representative about the availability of this exchange program. The exchange program is scheduled to end on July 31, 2008. Applications will not be accepted after that date.


RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

    Premium Payments............................. New England Financial
                                                  P.O. Box 371499
                                                  Pittsburgh, PA 15250-7499

    Payment Inquiries and Correspondence......... New England
                                                    Financial/MetLife
                                                  P.O. Box 30440
                                                  Tampa, FL 33630-3440

    Beneficiary and Ownership Changes............ New England
                                                    Financial/MetLife
                                                  P.O. Box 541
                                                  Warwick, RI 02887-0541

    Surrenders, Loans, Withdrawals and
      Sub-Account Transfers...................... New England
                                                    Financial/MetLife
                                                  P.O. Box 543
                                                  Warwick, RI 02887-0543

    Death Claims................................. New England
                                                    Financial/MetLife
                                                  P.O. Box 353
                                                  Warwick, RI 02887-0353

    Sub-Account Transfers by Telephone........... (800) 200-2214

    All Other Telephone Transactions and
      Inquiries.................................. (800) 388-4000

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.


   PAYMENT OF PROCEEDS. We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. We do not accept cash, money orders, or travelers checks.


                          POLICY VALUES AND BENEFITS

AGE 100

   The Policies endow at age 100 of the insured for the greater of the current cash value and the Policy face amount (each reduced by any outstanding loans plus interest). You can elect to continue the Policy beyond age 100 of the insured instead of taking payment at age 100. Sixty days before the anniversary when the insured is age 100 we will send you an election form. If you elect to continue the Policy, the cash value will remain in the sub- accounts and/or Fixed Account that you have chosen. We will not deduct Policy charges or accept premium payments after age 100. You can continue to make loans, surrenders and account transfers. The death benefit after age 100 equals the greater of (1) the Policy's face amount at age 100 (as reduced by any later surrenders or face amount reductions), and (2) the cash value on the date of death. The proceeds we pay will be reduced by any outstanding loan plus interest. The tax consequences of continuing the Policy beyond the insured's age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's age 100.

TABULAR CASH VALUE

   The Policy's tabular cash value is a hypothetical value. We use it to determine (1) the Option 2 death benefit, (2) whether you can skip a scheduled premium payment under the Special Premium Option, and (3) how much cash value you can withdraw from the Policy. (See "Death Benefit", "Special Premium Option" and "Partial Surrender and Partial Withdrawal".) We recalculate the tabular cash value when we recalculate the Policy's scheduled premium.

   When we recalculate the scheduled premium (at the Policy anniversary when the insured is age 70, or after 10 years, if later), the new scheduled premium and tabular cash value amounts depend on the Policy's actual cash value on the recalculation date. (See "Premiums--Scheduled Premium Recalculation".)

   The tabular cash value increases on the premium recalculation date if the Policy's actual cash value on that date is higher than the tabular cash value just before the recalculation. We determine the new scheduled premium amount based on the new tabular cash value. (See "Premiums--Scheduled Premium Recalculation".)

   After the premium recalculation date, we determine the tabular cash value in the same manner as before the recalculation, starting with the tabular cash value on the premium recalculation date and assuming payment of the recalculated scheduled premium starting at age 71 (or 11 years after the Policy is issued, if later).

   The change in the scheduled premium does not take effect until the next Policy anniversary, but the new tabular cash value takes effect immediately. This means that the amount of the Option 2 death benefit, the cash value available for withdrawal, and your ability to skip scheduled premium payments under the Special Premium Option may also be affected on the premium recalculation date. See Appendix F for examples.

   Your premium payment schedule (annual vs. quarterly, for example) affects the amount of the tabular cash value. We calculate the tabular cash value on any day up to the premium recalculation date as if the current payment schedule had always been in effect. Thereafter, we calculate it as if the current payment schedule had been in effect since the premium recalculation date.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges.


   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large-Cap Core Portfolio.


CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.


   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2006, before and after any applicable contractual fee waivers and expense reimbursements:


ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)




                                                                                                              NET TOTAL
                                                                                                                ANNUAL
                                                                                                               EXPENSES
                                                                                   FEE                        INCLUDING
                                                                                 WAIVERS                         NET
                                                                        GROSS      AND                         EXPENSES
                                                MANAGE-                 TOTAL    EXPENSE     NET TOTAL        OF UNDER-
                                                 MENT    OTHER   12B-1  ANNUAL  REIMBURSE-     ANNUAL           LYING
                                                 FEES   EXPENSES FEES  EXPENSES   MENTS     EXPENSES/1/      PORTFOLIOS/1/
                                                ------- -------- ----- -------- ---------- ----------        ------------
METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
BlackRock Aggressive Growth Portfolio             .72%    .06%    .00%    .78%     .00%        .78%/2/
BlackRock Bond Income Portfolio                   .39%    .07%    .00%    .46%     .01%        .45%/2,3/
BlackRock Diversified Portfolio                   .44%    .07%    .00%    .51%     .00%        .51%/2/
BlackRock Large Cap Value Portfolio               .70%    .11%    .00%    .81%     .00%        .81%/2,4/
BlackRock Legacy Large Cap Growth Portfolio       .73%    .07%    .00%    .80%     .00%        .80%/2/
BlackRock Money Market Portfolio                  .34%    .04%    .00%    .38%     .01%        .37%/2,5/
BlackRock Strategic Value Portfolio               .82%    .06%    .00%    .88%     .00%        .88%/2/
Davis Venture Value Portfolio                     .71%    .04%    .00%    .75%     .00%        .75%/2/
FI International Stock Portfolio                  .85%    .13%    .00%    .98%     .00%        .98%/2/
FI Large Cap Portfolio                            .78%    .06%    .00%    .84%     .00%        .84%/2,6/
FI Mid Cap Opportunities Portfolio                .68%    .06%    .00%    .74%     .00%        .74%/2/
FI Value Leaders Portfolio                        .64%    .07%    .00%    .71%     .00%        .71%/2/
Franklin Templeton Small Cap Growth Portfolio     .90%    .15%    .00%   1.05%     .00%       1.05%/2,7/
Harris Oakmark Focused Value Portfolio            .72%    .05%    .00%    .77%     .00%        .77%/2/
Harris Oakmark Large Cap Value Portfolio          .72%    .06%    .00%    .78%     .00%        .78%/2/
Jennison Growth Portfolio                         .63%    .05%    .00%    .68%     .00%        .68%/2/
Lehman Brothers Aggregate Bond Index Portfolio    .25%    .06%    .00%    .31%     .01%        .30%/2,8/
Loomis Sayles Small Cap Portfolio                 .90%    .07%    .00%    .97%     .05%        .92%/2,9/
MetLife Mid Cap Stock Index Portfolio             .25%    .08%    .00%    .33%     .01%        .32%/2,10,11/
MetLife Stock Index Portfolio                     .25%    .05%    .00%    .30%     .01%        .29%/2,10/
MFS Total Return Portfolio                        .53%    .05%    .00%    .58%     .00%        .58%/2,6/
Morgan Stanley EAFE Index Portfolio               .30%    .15%    .00%    .45%     .01%        .44%/2,12,13/
Neuberger Berman Mid Cap Value Portfolio          .65%    .06%    .00%    .71%     .00%        .71%/2,6/

                                                                                                               NET TOTAL
                                                                                                                 ANNUAL
                                                                                                                EXPENSES
                                                                                    FEE                        INCLUDING
                                                                                  WAIVERS                         NET
                                                                         GROSS      AND                         EXPENSES
                                                 MANAGE-                 TOTAL    EXPENSE     NET TOTAL        OF UNDER-
                                                  MENT    OTHER   12B-1  ANNUAL  REIMBURSE-     ANNUAL           LYING
                                                  FEES   EXPENSES FEES  EXPENSES   MENTS     EXPENSES/1/      PORTFOLIOS/1/
                                                 ------- -------- ----- -------- ---------- ----------        ------------
Oppenheimer Global Equity Portfolio                .53%    .09%    .00%    .62%     .00%        .62%/2/
Russell 2000 Index Portfolio                       .25%    .11%    .00%    .36%     .01%        .35%/2,10,13/
T. Rowe Price Large Cap Growth Portfolio           .60%    .08%    .00%    .68%     .00%        .68%/2/
T. Rowe Price Small Cap Growth Portfolio           .51%    .07%    .00%    .58%     .00%        .58%/2/
Western Asset Management Strategic Bond
  Opportunities Portfolio                          .63%    .07%    .00%    .70%     .00%        .70%/2/
Western Asset Management U.S. Government
  Portfolio                                        .50%    .07%    .00%    .57%     .00%        .57%/2/
Zenith Equity Portfolio                            .00%    .01%    .00%    .01%     .00%        .01%              .72%/14/
MetLife Conservative Allocation Portfolio          .10%    .09%    .00%    .19%     .09%        .10%/16/          .71%/15/
MetLife Conservative to Moderate Allocation
  Portfolio                                        .10%    .02%    .00%    .12%     .02%        .10%/16/          .75%/15/
MetLife Moderate Allocation Portfolio              .10%    .01%    .00%    .11%     .01%        .10%/16/          .80%/15/
MetLife Moderate to Aggressive Allocation
  Portfolio                                        .10%    .01%    .00%    .11%     .01%        .10%/16/          .85%/15/
MetLife Aggressive Allocation Portfolio            .10%    .07%    .00%    .17%     .07%        .10%/16/          .85%/15/

MET INVESTORS SERIES TRUST (CLASS A SHARES)/17/
BlackRock Large-Cap Core Portfolio                 .63%    .22%    .00%    .85%     .00%        .85%/18,19/
Cyclical Growth and Income ETF Portfolio           .45%    .18%    .00%    .63%     .08%        .55%/21/          .80%/20/
Cyclical Growth ETF Portfolio                      .45%    .15%    .00%    .60%     .05%        .55%/21/          .79%/22/
Harris Oakmark International Portfolio             .78%    .13%    .00%    .91%     .00%        .91%
Janus Forty Portfolio                              .65%    .06%    .00%    .71%     .00%        .71%/18/
Lazard Mid-Cap Portfolio                           .70%    .06%    .00%    .76%     .00%        .76%
Legg Mason Partners Aggressive Growth
  Portfolio                                        .63%    .09%    .00%    .72%     .00%        .72%/19/
Legg Mason Value Equity Portfolio                  .64%    .08%    .00%    .72%     .00%        .72%/23/
Lord Abbett Bond Debenture Portfolio               .50%    .04%    .00%    .54%     .00%        .54%
Met/AIM Small Cap Growth Portfolio                 .87%    .06%    .00%    .93%     .00%        .93%/19/
MFS Research International Portfolio               .72%    .14%    .00%    .86%     .00%        .86%
Neuberger Berman Real Estate Portfolio             .64%    .04%    .00%    .68%     .00%        .68%
Oppenheimer Capital Appreciation Portfolio         .57%    .05%    .00%    .62%     .00%        .62%/19/
PIMCO Inflation Protected Bond Portfolio           .50%    .05%    .00%    .55%     .00%        .55%
PIMCO Total Return Portfolio                       .50%    .05%    .00%    .55%     .00%        .55%
RCM Technology Portfolio                           .88%    .14%    .00%   1.02%     .00%       1.02%/19,24/
T. Rowe Price Mid-Cap Growth Portfolio             .75%    .04%    .00%    .79%     .00%        .79%

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL
  CLASS)
VIP Equity-Income Portfolio                        .47%    .10%    .00%    .57%     .00%        .57%
VIP Overseas Portfolio                             .72%    .16%    .00%    .88%     .00%        .88%

AMERICAN FUNDS INSURANCE SERIES (CLASS 2
  SHARES)
American Funds Bond Fund                           .41%    .01%    .25%    .67%     .00%        .67%
American Funds Global Small Capitalization Fund    .72%    .05%    .25%   1.02%     .00%       1.02%
American Funds Growth Fund                         .32%    .02%    .25%    .59%     .00%        .59%
American Funds Growth-Income Fund                  .27%    .01%    .25%    .53%     .00%        .53%

--------

/1/ Net Total Annual Expenses do not reflect any expense reductions that certain Portfolios achieved as a result of directed brokerage arrangements. /2/ Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.
/4/ Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.
/6/ The Management Fee has been restated to reflect current fees, as if the current fees had been in effect during the previous fiscal year.
/7/ Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.03%.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.244%.
/9/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio by 0.05%.
/10/MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.
/11/Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
/12/MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.293%.
/13/Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.
/14/The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Series Fund Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (the "Underlying Portfolios"). The Portfolio has its own operating expenses and bears its pro-rata portion of the operating expenses of the Underlying Portfolios, including the management fee. For the year ended December 31, 2006, Gross Total Annual Expenses and Net Total Annual Expenses for the Underlying Portfolios were .71%. Policy Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Portfolio.
/15/These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.80% for the MetLife Conservative Allocation Portfolio, 0.77% for the MetLife Conservative to Moderate Allocation Portfolio, 0.82% for the MetLife Moderate Allocation Portfolio, 0.86% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.93% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)
/16/MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.
/17/Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.

/18/Other Expenses have been restated to reflect the current Met Investors
    Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.
/19/The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.
/20/The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs or other investment companies, based upon the allocation of assets as of December 31, 2006, was 0.25%. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were 0.88%.
/21/Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.55%, excluding 12b-1 fees.
/22/The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs and other investment companies, based on the allocation of assets as of December 31, 2006, was 0.24%. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were 0.84%.
/23/Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.
/24/Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.04%.

   THE FEE AND EXPENSE INFORMATION REGARDING THE ELIGIBLE FUNDS WAS PROVIDED BY THOSE ELIGIBLE FUNDS. FIDELITY VARIABLE INSURANCE PRODUCTS AND THE AMERICAN FUNDS INSURANCE SERIES ARE NOT AFFILIATED WITH NELICO.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

   We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Table - Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table - Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

SELECTION OF THE ELIGIBLE FUNDS

   We select the Eligible Funds offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Eligible Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms.

   We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to our distributor under their distribution plans in consideration of services provided and expenses incurred by our distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Eligible Fund Expenses'' and the Eligible Fund prospectuses.)

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.


                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:




METROPOLITAN SERIES FUND, INC.                         ADVISER: METLIFE ADVISERS, LLC

ELIGIBLE FUND                  SUB-ADVISER             INVESTMENT OBJECTIVE
-------------                  -----------             --------------------
 BlackRock Aggressive Growth   BlackRock Advisors, LLC Maximum capital appreciation.
 Portfolio

ELIGIBLE FUND                       SUB-ADVISER                      INVESTMENT OBJECTIVE
-------------                       -----------                      --------------------
BlackRock Bond Income Portfolio     BlackRock Advisors, LLC          A competitive total return primarily from
                                                                     investing in fixed-income securities.

BlackRock Diversified Portfolio     BlackRock Advisors, LLC          High total return while attempting to limit
                                                                     investment risk and preserve capital.

BlackRock Large Cap Value Portfolio BlackRock Advisors, LLC          Long-term growth of capital.

BlackRock Legacy Large Cap          BlackRock Advisors, LLC          Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/1/ BlackRock Advisors, LLC          A high level of current income consistent
                                                                     with preservation of capital.

BlackRock Strategic Value Portfolio BlackRock Advisors, LLC          High total return, consisting principally of
                                                                     capital appreciation.

Davis Venture Value Portfolio       Davis Selected Advisers, L.P./2/ Growth of capital.

FI International Stock Portfolio    Fidelity Management &            Long-term growth of capital.
                                    Research Company

FI Large Cap Portfolio              Fidelity Management &            Long-term growth of capital.
                                    Research Company

FI Mid Cap Opportunities Portfolio  Fidelity Management &            Long-term growth of capital.
                                    Research Company

FI Value Leaders Portfolio          Fidelity Management &            Long-term growth of capital.
                                    Research Company

Franklin Templeton Small Cap        Franklin Advisers, Inc.          Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value        Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Harris Oakmark Large Cap Value      Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Jennison Growth Portfolio           Jennison Associates LLC          Long-term growth of capital.

Lehman Brothers Aggregate Bond      MetLife Investment Advisors      To equal the performance of the Lehman
Index Portfolio                     Company, LLC                     Brothers Aggregate Bond Index.

Loomis Sayles Small Cap Portfolio   Loomis, Sayles & Company,        Long-term capital growth from
                                    L.P.                             investments in common stocks or other
                                                                     equity securities.

MetLife Mid Cap Stock Index         MetLife Investment Advisors      To equal the performance of the Standard
Portfolio                           Company, LLC                     & Poor's Mid Cap 400 Composite Stock
                                                                     Price Index.

MetLife Stock Index Portfolio       MetLife Investment Advisors      To equal the performance of the Standard
                                    Company, LLC                     & Poor's 500 Composite Stock Price
                                                                     Index.

MFS Total Return Portfolio          Massachusetts Financial          Favorable total return through investment
                                    Services Company                 in a diversified portfolio.

Morgan Stanley EAFE Index           MetLife Investment Advisors      To equal the performance of the MSCI
Portfolio                           Company, LLC                     EAFE Index.

ELIGIBLE FUND                       SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                       -----------                    --------------------
Neuberger Berman Mid Cap Value      Neuberger Berman               Capital growth.
Portfolio                           Management Inc.

Oppenheimer Global Equity Portfolio OppenheimerFunds, Inc.         Capital appreciation.

Russell 2000 Index Portfolio        MetLife Investment Advisors    To equal the return of the Russell 2000
                                    Company, LLC                   Index.

T. Rowe Price Large Cap Growth      T. Rowe Price Associates, Inc. Long-term growth of capital and,
Portfolio                                                          secondarily, dividend income.

T. Rowe Price Small Cap Growth      T. Rowe Price Associates, Inc. Long-term capital growth.
Portfolio

Western Asset Management            Western Asset Management       To maximize total return consistent with
Strategic Bond Opportunities        Company                        preservation of capital.
Portfolio

Western Asset Management U.S.       Western Asset Management       To maximize total return consistent with
Government Portfolio                Company                        preservation of capital and maintenance of
                                                                   liquidity.

Zenith Equity Portfolio/3/          N/A                            Long-term capital appreciation.

MetLife Conservative Allocation     N/A                            A high level of current income, with
Portfolio                                                          growth of capital as a secondary objective.

MetLife Conservative to Moderate    N/A                            A high total return in the form of income
Allocation Portfolio                                               and growth of capital, with a greater
                                                                   emphasis on income.

MetLife Moderate Allocation         N/A                            A balance between a high level of current
Portfolio                                                          income and growth of capital, with a
                                                                   greater emphasis on growth of capital.

MetLife Moderate to Aggressive      N/A                            Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation       N/A                            Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                                         ADVISER: MET INVESTORS ADVISORY LLC

ELIGIBLE FUND                       SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                       -----------                    --------------------
BlackRock Large-Cap Core Portfolio  BlackRock Advisors, LLC        Long-term capital growth.

Cyclical Growth and Income ETF      Gallatin Asset Management,     Growth of capital and income.
Portfolio                           Inc.

Cyclical Growth ETF Portfolio       Gallatin Asset Management,     Growth of capital.
                                    Inc.

Harris Oakmark International        Harris Associates L.P.         Long-term capital appreciation.
Portfolio

Janus Forty Portfolio               Janus Capital Management       Capital appreciation.
                                    LLC

Lazard Mid-Cap Portfolio            Lazard Asset Management        Long-term growth of capital.
                                    LLC

ELIGIBLE FUND                      SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                      -----------                    --------------------
Legg Mason Partners Aggressive     ClearBridge Advisors, LLC      Capital appreciation.
Growth Portfolio (formerly Legg
Mason Aggressive Growth Portfolio)

Legg Mason Value Equity Portfolio  Legg Mason Capital             Long-term growth of capital.
                                   Management, Inc.

Lord Abbett Bond Debenture         Lord, Abbett & Co. LLC         To provide high current income and the
Portfolio                                                         opportunity for capital appreciation to
                                                                  produce a high total return.

Met/AIM Small Cap Growth Portfolio A I M Capital Management,      Long-term growth of capital.
                                   Inc.

MFS Research International         Massachusetts Financial        Capital appreciation.
Portfolio                          Services Company

Neuberger Berman Real Estate       Neuberger Berman               Total return through investment in real
Portfolio                          Management Inc.                estate securities, emphasizing both capital
                                                                  appreciation and current income.

Oppenheimer Capital Appreciation   OppenheimerFunds, Inc.         Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond     Pacific Investment             Maximum real return, consistent with
Portfolio                          Management Company LLC         preservation of capital and prudent
                                                                  investment management.

PIMCO Total Return Portfolio       Pacific Investment             Maximum total return, consistent with the
                                   Management Company LLC         preservation of capital and prudent
                                                                  investment management.

RCM Technology Portfolio (formerly RCM Capital Management LLC     Capital appreciation; no consideration is
RCM Global Technology Portfolio)                                  given to income.

T. Rowe Price Mid-Cap Growth       T. Rowe Price Associates, Inc. Long-term growth of capital.
Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                                              ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

ELIGIBLE FUND                      SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                      -----------                    --------------------
VIP Equity-Income Portfolio                                       Reasonable income. The fund will also
                                                                  consider the potential for capital
                                                                  appreciation. The fund's goal is to achieve
                                                                  a yield which exceeds the composite yield
                                                                  on the securities comprising the Standard
                                                                  & Poor's 500/SM/ Index.

VIP Overseas Portfolio                                            Long-term growth of capital.

AMERICAN FUNDS INSURANCE SERIES
                                                             ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

ELIGIBLE FUND                      SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                      -----------                    --------------------
American Funds Bond Fund           N/A                            Maximize current income and preserve
                                                                  capital by investing primarily in fixed-
                                                                  income securities.

 ELIGIBLE FUND                SUB-ADVISER INVESTMENT OBJECTIVE
 -------------                ----------- --------------------
 American Funds Global Small      N/A     Capital appreciation through stocks.
 Capitalization Fund

 American Funds Growth Fund       N/A     Capital appreciation through stocks.

 American Funds Growth-Income     N/A     Capital appreciation and income.
 Fund

--------

/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ The Zenith Equity Portfolio is a fund of funds that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.


SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                                   PREMIUMS

SCHEDULED PREMIUM RECALCULATION

   We recalculate the initial scheduled premium for the Policy on the anniversary when the insured is age 70, or 10 years after the Policy is issued, whichever is later. We recalculate the scheduled premium using the Policy's current cash value and assuming that guaranteed maximum charges will apply and that the Policy will earn a 4.5% net rate of return. The recalculation is done before we credit the premium and deduct the monthly charges due on that anniversary. The recalculated scheduled premium will not be less than the initial scheduled premium, and it will not be higher than the maximum scheduled premium shown on your Policy's schedule page. The recalculated scheduled premium applies to the Policy starting on the following Policy anniversary, when the insured has reached age 71 (or 11 years after the Policy is issued, whichever is later).

   If the Policy earned a net return of greater than 4.5%, if you made unscheduled payments, if less than the guaranteed maximum charges were deducted or if you made no loans or withdrawals of cash value, the increase in the scheduled premium could be reduced, or possibly avoided. Generally, the Policy's scheduled premium will not increase if the Policy's sub-accounts have earned the daily equivalent of a constant annual net rate of return (after deduction of the mortality and expense risk charge and Eligible Fund fees and expenses) of 6% to 8%, depending on the insured's age at issue, sex and underwriting class, and: you have paid each scheduled premium (and have not used the Special Premium Option to skip payments); you have made no loans, partial withdrawals, partial surrenders or unscheduled payments; and all Policy charges including cost of insurance charges do not increase above their current levels. However, variations in the rate of return, even if it averages 6% to 8%, could cause a scheduled premium increase.

   If your scheduled premium increases and you do not wish to pay the higher amount, you may (i) lapse the Policy to variable paid-up insurance (if available under your Policy) or to a fixed-benefit lapse option, (ii) take a partial surrender to reduce the Policy's face amount and cash value and keep the scheduled premium at its initial level (as long as the remaining face amount meets our minimum face amount requirement), or (iii) reduce the Policy's face amount, without reducing the Policy's cash value (except by the amount of any Surrender Charge that applies).

   For a description of how the premium recalculation affects the Policy's tabular cash value, see "Tabular Cash Value".

                             OTHER POLICY FEATURES

TRANSFER OPTION

   Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).


   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.


   AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.


   Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted in writing with an original signature. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.


   The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.

   In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.


   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.

                               THE FIXED ACCOUNT

   We are not currently imposing limitations on transfers from the Fixed Account, but we reserve the right to do so.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.


   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.


TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy will satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

   To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.


   The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement, there is risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.


NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO


   NAME AND PRINCIPAL
    BUSINESS ADDRESS                           PRINCIPAL BUSINESS EXPERIENCE
   ------------------     ------------------------------------------------------------------------
Michael K. Farrell***     Director of NELICO since 2004 and Senior Vice President of
                            Metropolitan Life Insurance Company since 2002.

Gene L. Lunman ******     Director of NELICO since 2006 and Senior Vice President of
                            Metropolitan Life Insurance Company since 2005.

William J. Mullaney ***** Director of NELICO since 2007 and President of Institutional Business at
                            Metropolitan Life Insurance Company since 2007. Formerly President
                            2004-2007 of Metropolitan Property and Casualty.

Catherine A. Rein **      Director of NELICO since 1998 and Senior Executive Vice President and
                            Chief Administrative Officer of Metropolitan Life Insurance Company
                            since 2005. Formerly, President and Chief Executive Officer 1999-
                            2004 of Metropolitan Property and Casualty.

Michael J. Vietri****     Director of NELICO since 2005 and Executive Vice President of
                            Metropolitan Life Insurance Company since 2005. Formerly, Senior
                            Vice President 1999-2004 of Metropolitan Life Insurance Company.

Lisa M. Weber **          Chairman of the Board, President and Chief Executive Officer of NELICO
                            since 2004 and President, Individual Business of Metropolitan Life
                            Insurance Company since 2004; formerly, Director of NELICO since
                            2000 and Senior Executive Vice President and Chief Administrative
                            Officer 2001-2004 of Metropolitan Life.

William J. Wheeler **     Director of NELICO since 2002 and Executive Vice President and Chief
                            Financial Officer of Metropolitan Life Insurance Company since 2003.
                            Formerly, Senior Vice President 1997-2003 of Metropolitan Life.

                        EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS

    NAME AND PRINCIPAL
     BUSINESS ADDRESS                          PRINCIPAL BUSINESS EXPERIENCE
    ------------------     ----------------------------------------------------------------------
Alan C. Leland, Jr.*       Senior Vice President of NELICO since 1996 and Vice President of
                             Metropolitan Life Insurance Company since 2000.

Joseph J. Prochaska, Jr.** Executive Vice President and Chief Accounting Officer of NELICO since
                             2006 and Executive Vice President and Chief Accounting Officer of
                             Metropolitan Life Insurance Company since 2006. Formerly Senior
                             Vice President and Chief Accounting Officer 2004-2006 of NELICO
                             and Senior Vice President and Chief Accounting Officer 2003-2006 of
                             Metropolitan Life. Senior Vice President and Controller 2000-2003 of
                             Aon Corporation.

Anthony J. Williamson**    Senior Vice President and Treasurer (Principal Financial Officer) of
                             NELICO since 2002 and Senior Vice President and Treasurer of
                             Metropolitan Life Insurance Company since 2001.

--------
     *The principal business address is 501 Boylston Street, Boston, MA 02116. **The principal business address is One MetLife Plaza, 27-01 Queens Plaza
      North, Long Island City, NY 11101.
   ***The principal business address is 10 Park Avenue, Morristown, NJ 07962. ****The principal business address is 177 South Commons Drive, Aurora, IL
      60504.

 *****The principal business address is 700 Quaker Lane, Warwick, RI 02886. ******The principal business address is 185 Asylum Street, Hartford, CT 06103.


                                 VOTING RIGHTS

   We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.


   Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to (ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.


   We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

   The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and by qualified plans. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

   We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   The financial statements of New England Variable Life Separate Account and the consolidated financial statements of New England Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for defined benefit pension and other postretirement plans, and for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which the Company adopted on December 31, 2006, and January 1, 2004, respectively. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004), included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                                 ANNUAL REPORT

                                       OF

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                                       OF

                       NEW ENGLAND LIFE INSURANCE COMPANY

                               DECEMBER 31, 2006

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of New England Variable Life Separate Account and the Board of Directors of New England Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of the Sub-Accounts (as disclosed in Appendix A) comprising New England Variable Life Separate Account (the "Separate Account") of New England Life Insurance Company ("NELICO") as of December 31, 2006, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account of NELICO as of December 31, 2006, and the results of their operations and the changes in their net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 26, 2007

                                   APPENDIX A

American Funds Bond Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
BlackRock Aggressive Growth Sub-Account
BlackRock Bond Income Sub-Account
BlackRock Diversified Sub-Account
BlackRock Large Cap Sub-Account
BlackRock Large Cap Value Sub-Account
BlackRock Legacy Large Cap Growth Sub-Account
BlackRock Money Market Sub-Account
BlackRock Strategic Value Sub-Account
Cyclical Growth & Income ETF Sub-Account
Cyclical Growth ETF Sub-Account
Davis Venture Value Sub-Account
FI International Stock Sub-Account
FI Large Cap Sub-Account
FI Mid Cap Opportunities Sub-Account
FI Value Leaders Sub-Account
Fidelity VIP Equity-Income Sub-Account
Fidelity VIP Overseas Sub-Account
Franklin Templeton Small Cap Growth Sub-Account
Harris Oakmark Focused Value Sub-Account
Harris Oakmark International Sub-Account
Harris Oakmark Large Cap Value Sub-Account
Jennison Growth Sub-Account
Lazard Mid-Cap Sub-Account
Legg Mason Aggressive Growth Sub-Account
Legg Mason Value Equity Sub-Account
Lehman Brothers Aggregate Bond Index Sub-Account
Loomis Sayles Small Cap Sub-Account
Lord Abbett Bond Debenture Sub-Account
Met/AIM Small Cap Growth Sub-Account
MetLife Aggressive Allocation Sub-Account
MetLife Conservative Allocation Sub-Account
MetLife Conservative to Moderate Allocation Sub-Account
MetLife Mid Cap Stock Index Sub-Account
MetLife Moderate Allocation Sub-Account
MetLife Moderate to Aggressive Allocation Sub-Account
MetLife Stock Index Sub-Account
MFS Investors Trust Sub-Account
MFS Research International Sub-Account
MFS Total Return Sub-Account
Morgan Stanley EAFE Index Sub-Account
Neuberger Berman Mid Cap Value Sub-Account
Neuberger Berman Real Estate Sub-Account
Oppenheimer Capital Appreciation Sub-Account
Oppenheimer Global Equity Sub-Account
PIMCO Inflation Protected Bond Sub-Account
PIMCO Total Return Sub-Account
RCM Global Technology Sub-Account
Russell 2000 Index Sub-Account
T. Rowe Price Large Cap Growth Sub-Account
T. Rowe Price Mid-Cap Growth Sub-Account
T. Rowe Price Small Cap Growth Sub-Account
Western Asset Management Strategic Bond Opportunities
  Sub-Account
Western Asset Management U.S. Government Sub-Account
Zenith Equity Sub-Account

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                        ZENITH       BLACKROCK      BLACKROCK         MFS        HARRIS OAKMARK    FI VALUE
                                        EQUITY      BOND INCOME    MONEY MARKET   TOTAL RETURN   FOCUSED VALUE      LEADERS
                                     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                     ------------   ------------   ------------   ------------   --------------   -----------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 1,641,270 Shares; cost
 $667,420,811......................  $736,683,837   $         --   $        --    $         --    $         --    $        --
BlackRock Bond Income Portfolio
 1,249,780 Shares; cost
 $136,670,708......................            --    135,738,595            --              --              --             --
BlackRock Money Market Portfolio
 993,984 Shares; cost
 $99,398,419.......................            --             --    99,398,419              --              --             --
MFS Total Return Portfolio
 869,157 Shares; cost
 $117,930,436......................            --             --            --     135,970,955              --             --
Harris Oakmark Focused Value
 Portfolio
 722,394 Shares; cost
 $144,735,895......................            --             --            --              --     194,497,339             --
FI Value Leaders Portfolio
 418,642 Shares; cost
 $71,462,393.......................            --             --            --              --              --     87,228,247
Loomis Sayles Small Cap Portfolio
 691,055 Shares; cost
 $133,646,151......................            --             --            --              --              --             --
Davis Venture Value Portfolio
 11,202,250 Shares; cost
 $281,245,730......................            --             --            --              --              --             --
BlackRock Legacy Large Cap Growth
 Portfolio
 9,381,457 Shares; cost
 $196,345,463......................            --             --            --              --              --             --
Western Asset Management U.S.
 Government Portfolio
 1,889,060 Shares; cost
 $22,876,535.......................            --             --            --              --              --             --
Western Asset Management Strategic
 Bond Opportunities Portfolio
 1,122,811 Shares; cost
 $14,130,336.......................            --             --            --              --              --             --
FI Mid Cap Opportunities Portfolio
 1,701,517 Shares; cost
 $23,077,389.......................            --             --            --              --              --             --
Jennison Growth Portfolio
 616,893 Shares; cost $6,592,534...            --             --            --              --              --             --
Russell 2000 Index Portfolio
 1,762,160 Shares; cost
 $22,698,669.......................            --             --            --              --              --             --
FI International Stock Portfolio
 3,202,327 Shares; cost
 $31,065,617.......................            --             --            --              --              --             --
BlackRock Strategic Value Portfolio
 4,184,843 Shares; cost
 $64,075,322.......................            --             --            --              --              --             --
MetLife Stock Index Portfolio
 6,350,265 Shares; cost
 $191,629,704......................            --             --            --              --              --             --
Lehman Brothers Aggregate Bond
 Index Portfolio
 2,806,753 Shares; cost
 $30,315,593.......................            --             --            --              --              --             --
Morgan Stanley EAFE Index Portfolio
 1,135,302 Shares; cost
 $13,221,657.......................            --             --            --              --              --             --
MetLife Mid Cap Stock Index
 Portfolio
 1,177,918 Shares; cost
 $15,570,015.......................            --             --            --              --              --             --
Franklin Templeton Small Cap Growth
 Portfolio
 678,772 Shares; cost $6,711,882...            --             --            --              --              --             --
BlackRock Large Cap Portfolio
 58,729 Shares; cost $1,542,882....            --             --            --              --              --             --
BlackRock Large Cap Value Portfolio
 648,919 Shares; cost $7,866,270...            --             --            --              --              --             --
Neuberger Berman Mid Cap Value
 Portfolio
 1,815,292 Shares; cost
 $35,452,274.......................            --             --            --              --              --             --
Harris Oakmark Large Cap Value
 Portfolio
 896,475 Shares; cost
 $11,853,208.......................            --             --            --              --              --             --
T. Rowe Price Large Cap Growth
 Portfolio
 378,708 Shares; cost $5,051,722...            --             --            --              --              --             --
T. Rowe Price Small Cap Growth
 Portfolio
 267,217 Shares; cost $4,114,966...            --             --            --              --              --             --
Oppenheimer Global Equity Portfolio
 308,697 Shares; cost $4,717,335...            --             --            --              --              --             --
BlackRock Aggressive Growth
 Portfolio
 54,953 Shares; cost $1,240,340....            --             --            --              --              --             --
BlackRock Diversified Portfolio
 199,604 Shares; cost $3,203,784...            --             --            --              --              --             --
                                     ------------   ------------   -----------    ------------    ------------    -----------
Total Investments..................   736,683,837    135,738,595    99,398,419     135,970,955     194,497,339     87,228,247
Due from New England Life Insurance
 Company...........................            --             --            --              --              --             --
                                     ------------   ------------   -----------    ------------    ------------    -----------
Total Assets.......................   736,683,837    135,738,595    99,398,419     135,970,955     194,497,339     87,228,247
LIABILITIES:
Due to New England Life Insurance
 Company...........................    (2,625,907)      (711,698)     (829,018)       (748,533)       (907,376)      (468,726)
                                     ------------   ------------   -----------    ------------    ------------    -----------
NET ASSETS.........................  $734,057,930   $135,026,897   $98,569,401    $135,222,422    $193,589,963    $86,759,521
                                     ============   ============   ===========    ============    ============    ===========


                                     LOOMIS SAYLES
                                       SMALL CAP
                                      SUB-ACCOUNT
                                     -------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN SERIES FUND, INC.
 ("METROPOLITAN FUND")
Zenith Equity Portfolio
 1,641,270 Shares; cost
 $667,420,811......................  $         --
BlackRock Bond Income Portfolio
 1,249,780 Shares; cost
 $136,670,708......................            --
BlackRock Money Market Portfolio
 993,984 Shares; cost
 $99,398,419.......................            --
MFS Total Return Portfolio
 869,157 Shares; cost
 $117,930,436......................            --
Harris Oakmark Focused Value
 Portfolio
 722,394 Shares; cost
 $144,735,895......................            --
FI Value Leaders Portfolio
 418,642 Shares; cost
 $71,462,393.......................            --
Loomis Sayles Small Cap Portfolio
 691,055 Shares; cost
 $133,646,151......................   172,328,478
Davis Venture Value Portfolio
 11,202,250 Shares; cost
 $281,245,730......................            --
BlackRock Legacy Large Cap Growth
 Portfolio
 9,381,457 Shares; cost
 $196,345,463......................            --
Western Asset Management U.S.
 Government Portfolio
 1,889,060 Shares; cost
 $22,876,535.......................            --
Western Asset Management Strategic
 Bond Opportunities Portfolio
 1,122,811 Shares; cost
 $14,130,336.......................            --
FI Mid Cap Opportunities Portfolio
 1,701,517 Shares; cost
 $23,077,389.......................            --
Jennison Growth Portfolio
 616,893 Shares; cost $6,592,534...            --
Russell 2000 Index Portfolio
 1,762,160 Shares; cost
 $22,698,669.......................            --
FI International Stock Portfolio
 3,202,327 Shares; cost
 $31,065,617.......................            --
BlackRock Strategic Value Portfolio
 4,184,843 Shares; cost
 $64,075,322.......................            --
MetLife Stock Index Portfolio
 6,350,265 Shares; cost
 $191,629,704......................            --
Lehman Brothers Aggregate Bond
 Index Portfolio
 2,806,753 Shares; cost
 $30,315,593.......................            --
Morgan Stanley EAFE Index Portfolio
 1,135,302 Shares; cost
 $13,221,657.......................            --
MetLife Mid Cap Stock Index
 Portfolio
 1,177,918 Shares; cost
 $15,570,015.......................            --
Franklin Templeton Small Cap Growth
 Portfolio
 678,772 Shares; cost $6,711,882...            --
BlackRock Large Cap Portfolio
 58,729 Shares; cost $1,542,882....            --
BlackRock Large Cap Value Portfolio
 648,919 Shares; cost $7,866,270...            --
Neuberger Berman Mid Cap Value
 Portfolio
 1,815,292 Shares; cost
 $35,452,274.......................            --
Harris Oakmark Large Cap Value
 Portfolio
 896,475 Shares; cost
 $11,853,208.......................            --
T. Rowe Price Large Cap Growth
 Portfolio
 378,708 Shares; cost $5,051,722...            --
T. Rowe Price Small Cap Growth
 Portfolio
 267,217 Shares; cost $4,114,966...            --
Oppenheimer Global Equity Portfolio
 308,697 Shares; cost $4,717,335...            --
BlackRock Aggressive Growth
 Portfolio
 54,953 Shares; cost $1,240,340....            --
BlackRock Diversified Portfolio
 199,604 Shares; cost $3,203,784...            --
                                     ------------
Total Investments..................   172,328,478
Due from New England Life Insurance
 Company...........................            --
                                     ------------
Total Assets.......................   172,328,478
LIABILITIES:
Due to New England Life Insurance
 Company...........................      (780,331)
                                     ------------
NET ASSETS.........................  $171,548,147
                                     ============

   The accompanying notes are an integral part of these financial statements.

                                                         WESTERN ASSET
                                        WESTERN ASSET      MANAGEMENT
        DAVIS       BLACKROCK LEGACY     MANAGEMENT      STRATEGIC BOND    FI MID CAP      JENNISON       RUSSELL
    VENTURE VALUE   LARGE CAP GROWTH   U.S. GOVERNMENT   OPPORTUNITIES    OPPORTUNITIES     GROWTH      2000 INDEX
     SUB-ACCOUNT      SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
    -------------   ----------------   ---------------   --------------   -------------   -----------   -----------
    $         --      $         --       $        --      $        --      $        --    $       --    $        --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
     393,423,013                --                --               --               --            --             --
              --       211,739,486                --               --               --            --             --
              --                --        23,235,439               --               --            --             --
              --                --                --       14,124,957               --            --             --
              --                --                --               --       33,247,643            --             --
              --                --                --               --               --     7,840,705             --
              --                --                --               --               --            --     27,630,666
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
              --                --                --               --               --            --             --
    ------------      ------------       -----------      -----------      -----------    ----------    -----------
     393,423,013       211,739,486        23,235,439       14,124,957       33,247,643     7,840,705     27,630,666
              --                --                --               --               --            --             --
    ------------      ------------       -----------      -----------      -----------    ----------    -----------
     393,423,013       211,739,486        23,235,439       14,124,957       33,247,643     7,840,705     27,630,666
      (1,994,307)       (1,207,295)         (123,557)        (129,181)        (246,644)      (96,461)      (174,230)
    ------------      ------------       -----------      -----------      -----------    ----------    -----------
    $391,428,706      $210,532,191       $23,111,882      $13,995,776      $33,000,999    $7,744,244    $27,456,436
    ============      ============       ===========      ===========      ===========    ==========    ===========


     FI INTERNATIONAL
          STOCK
       SUB-ACCOUNT
     ----------------
       $        --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
        49,604,046
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
                --
       -----------
        49,604,046
                --
       -----------
        49,604,046
          (282,663)
       -----------
       $49,321,383
       ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                       BLACKROCK        METLIFE        LEHMAN BROTHERS      MORGAN STANLEY         METLIFE
                                    STRATEGIC VALUE   STOCK INDEX    AGGREGATE BOND INDEX     EAFE INDEX     MID CAP STOCK INDEX
                                      SUB-ACCOUNT     SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                    ---------------   ------------   --------------------   --------------   -------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Zenith Equity Portfolio
 1,641,270 Shares; cost
 $667,420,811.....................    $        --     $         --       $        --         $        --         $        --
BlackRock Bond Income Portfolio
 1,249,780 Shares; cost
 $136,670,708.....................             --               --                --                  --                  --
BlackRock Money Market Portfolio
 993,984 Shares; cost
 $99,398,419......................             --               --                --                  --                  --
MFS Total Return Portfolio
 869,157 Shares; cost
 $117,930,436.....................             --               --                --                  --                  --
Harris Oakmark Focused Value
 Portfolio
 722,394 Shares; cost
 $144,735,895.....................             --               --                --                  --                  --
FI Value Leaders Portfolio
 418,642 Shares; cost
 $71,462,393......................             --               --                --                  --                  --
Loomis Sayles Small Cap Portfolio
 691,055 Shares; cost
 $133,646,151.....................             --               --                --                  --                  --
Davis Venture Value Portfolio
 11,202,250 Shares; cost
 $281,245,730.....................             --               --                --                  --                  --
BlackRock Legacy Large Cap Growth
 Portfolio
 9,381,457 Shares; cost
 $196,345,463.....................             --               --                --                  --                  --
Western Asset Management U.S.
 Government Portfolio
 1,889,060 Shares; cost
 $22,876,535......................             --               --                --                  --                  --
Western Asset Management Strategic
 Bond Opportunities Portfolio
 1,122,811 Shares; cost
 $14,130,336......................             --               --                --                  --                  --
FI Mid Cap Opportunities Portfolio
 1,701,517 Shares; cost
 $23,077,389......................             --               --                --                  --                  --
Jennison Growth Portfolio
 616,893 Shares; cost
 $6,592,534.......................             --               --                --                  --                  --
Russell 2000 Index Portfolio
 1,762,160 Shares; cost
 $22,698,669......................             --               --                --                  --                  --
FI International Stock Portfolio
 3,202,327 Shares; cost
 $31,065,617......................             --               --                --                  --                  --
BlackRock Strategic Value
 Portfolio
 4,184,843 Shares; cost
 $64,075,322......................     74,239,118               --                --                  --                  --
MetLife Stock Index Portfolio
 6,350,265 Shares; cost
 $191,629,704.....................             --      230,260,597                --                  --                  --
Lehman Brothers Aggregate Bond
 Index Portfolio
 2,806,753 Shares; cost
 $30,315,593......................             --               --        30,200,660                  --                  --
Morgan Stanley EAFE Index
 Portfolio
 1,135,302 Shares; cost
 $13,221,657......................             --               --                --          18,164,824                  --
MetLife Mid Cap Stock Index
 Portfolio
 1,177,918 Shares; cost
 $15,570,015......................             --               --                --                  --          17,244,717
Franklin Templeton Small Cap
 Growth Portfolio
 678,772 Shares; cost
 $6,711,882.......................             --               --                --                  --                  --
BlackRock Large Cap Portfolio
 58,729 Shares; cost $1,542,882...             --               --                --                  --                  --
BlackRock Large Cap Value
 Portfolio
 648,919 Shares; cost
 $7,866,270.......................             --               --                --                  --                  --
Neuberger Berman Mid Cap Value
 Portfolio
 1,815,292 Shares; cost
 $35,452,274......................             --               --                --                  --                  --
Harris Oakmark Large Cap Value
 Portfolio
 896,475 Shares; cost
 $11,853,208......................             --               --                --                  --                  --
T. Rowe Price Large Cap Growth
 Portfolio
 378,708 Shares; cost
 $5,051,722.......................             --               --                --                  --                  --
T. Rowe Price Small Cap Growth
 Portfolio
 267,217 Shares; cost
 $4,114,966.......................             --               --                --                  --                  --
Oppenheimer Global Equity
 Portfolio
 308,697 Shares; cost
 $4,717,335.......................             --               --                --                  --                  --
BlackRock Aggressive Growth
 Portfolio
 54,953 Shares; cost $1,240,340...             --               --                --                  --                  --
BlackRock Diversified Portfolio
 199,604 Shares; cost
 $3,203,784.......................             --               --                --                  --                  --
                                      -----------     ------------       -----------         -----------         -----------
Total Investments.................     74,239,118      230,260,597        30,200,660          18,164,824          17,244,717
Due from New England Life
 Insurance Company................             --               --                --                  --                  --
                                      -----------     ------------       -----------         -----------         -----------
Total Assets......................     74,239,118      230,260,597        30,200,660          18,164,824          17,244,717
LIABILITIES:
Due to New England Life Insurance
 Company..........................       (420,975)      (1,178,699)         (201,915)           (159,898)           (176,263)
                                      -----------     ------------       -----------         -----------         -----------
NET ASSETS........................    $73,818,143     $229,081,898       $29,998,745         $18,004,926         $17,068,454
                                      ===========     ============       ===========         ===========         ===========

                                    FRANKLIN TEMPLETON    BLACKROCK
                                     SMALL CAP GROWTH     LARGE CAP
                                       SUB-ACCOUNT       SUB-ACCOUNT
                                    ------------------   -----------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
Zenith Equity Portfolio
 1,641,270 Shares; cost
 $667,420,811.....................      $       --       $       --
BlackRock Bond Income Portfolio
 1,249,780 Shares; cost
 $136,670,708.....................              --               --
BlackRock Money Market Portfolio
 993,984 Shares; cost
 $99,398,419......................              --               --
MFS Total Return Portfolio
 869,157 Shares; cost
 $117,930,436.....................              --               --
Harris Oakmark Focused Value
 Portfolio
 722,394 Shares; cost
 $144,735,895.....................              --               --
FI Value Leaders Portfolio
 418,642 Shares; cost
 $71,462,393......................              --               --
Loomis Sayles Small Cap Portfolio
 691,055 Shares; cost
 $133,646,151.....................              --               --
Davis Venture Value Portfolio
 11,202,250 Shares; cost
 $281,245,730.....................              --               --
BlackRock Legacy Large Cap Growth
 Portfolio
 9,381,457 Shares; cost
 $196,345,463.....................              --               --
Western Asset Management U.S.
 Government Portfolio
 1,889,060 Shares; cost
 $22,876,535......................              --               --
Western Asset Management Strategic
 Bond Opportunities Portfolio
 1,122,811 Shares; cost
 $14,130,336......................              --               --
FI Mid Cap Opportunities Portfolio
 1,701,517 Shares; cost
 $23,077,389......................              --               --
Jennison Growth Portfolio
 616,893 Shares; cost
 $6,592,534.......................              --               --
Russell 2000 Index Portfolio
 1,762,160 Shares; cost
 $22,698,669......................              --               --
FI International Stock Portfolio
 3,202,327 Shares; cost
 $31,065,617......................              --               --
BlackRock Strategic Value
 Portfolio
 4,184,843 Shares; cost
 $64,075,322......................              --               --
MetLife Stock Index Portfolio
 6,350,265 Shares; cost
 $191,629,704.....................              --               --
Lehman Brothers Aggregate Bond
 Index Portfolio
 2,806,753 Shares; cost
 $30,315,593......................              --               --
Morgan Stanley EAFE Index
 Portfolio
 1,135,302 Shares; cost
 $13,221,657......................              --               --
MetLife Mid Cap Stock Index
 Portfolio
 1,177,918 Shares; cost
 $15,570,015......................              --               --
Franklin Templeton Small Cap
 Growth Portfolio
 678,772 Shares; cost
 $6,711,882.......................       7,425,764               --
BlackRock Large Cap Portfolio
 58,729 Shares; cost $1,542,882...              --        1,838,792
BlackRock Large Cap Value
 Portfolio
 648,919 Shares; cost
 $7,866,270.......................              --               --
Neuberger Berman Mid Cap Value
 Portfolio
 1,815,292 Shares; cost
 $35,452,274......................              --               --
Harris Oakmark Large Cap Value
 Portfolio
 896,475 Shares; cost
 $11,853,208......................              --               --
T. Rowe Price Large Cap Growth
 Portfolio
 378,708 Shares; cost
 $5,051,722.......................              --               --
T. Rowe Price Small Cap Growth
 Portfolio
 267,217 Shares; cost
 $4,114,966.......................              --               --
Oppenheimer Global Equity
 Portfolio
 308,697 Shares; cost
 $4,717,335.......................              --               --
BlackRock Aggressive Growth
 Portfolio
 54,953 Shares; cost $1,240,340...              --               --
BlackRock Diversified Portfolio
 199,604 Shares; cost
 $3,203,784.......................              --               --
                                        ----------       ----------
Total Investments.................       7,425,764        1,838,792
Due from New England Life
 Insurance Company................              --               --
                                        ----------       ----------
Total Assets......................       7,425,764        1,838,792
LIABILITIES:
Due to New England Life Insurance
 Company..........................        (122,041)         (61,786)
                                        ----------       ----------
NET ASSETS........................      $7,303,723       $1,777,006
                                        ==========       ==========

   The accompanying notes are an integral part of these financial statements.

                                             HARRIS
       BLACKROCK      NEUBERGER BERMAN       OAKMARK        T. ROWE PRICE      T. ROWE PRICE      OPPENHEIMER        BLACKROCK
    LARGE CAP VALUE    MID CAP VALUE     LARGE CAP VALUE   LARGE CAP GROWTH   SMALL CAP GROWTH   GLOBAL EQUITY   AGGRESSIVE GROWTH
      SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
    ---------------   ----------------   ---------------   ----------------   ----------------   -------------   -----------------
      $       --        $        --        $        --        $       --         $       --       $       --        $       --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
              --                 --                 --                --                 --               --                --
       8,961,574                 --                 --                --                 --               --                --
              --         38,611,253                 --                --                 --               --                --
              --                 --         13,751,927                --                 --               --                --
              --                 --                 --         5,782,866                 --               --                --
              --                 --                 --                --          4,200,645               --                --
              --                 --                 --                --                 --        5,204,635                --
              --                 --                 --                --                 --               --         1,316,663
              --                 --                 --                --                 --               --                --
      ----------        -----------        -----------        ----------         ----------       ----------        ----------
       8,961,574         38,611,253         13,751,927         5,782,866          4,200,645        5,204,635         1,316,663
              --                 --                 --                --                 --               --                --
      ----------        -----------        -----------        ----------         ----------       ----------        ----------
       8,961,574         38,611,253         13,751,927         5,782,866          4,200,645        5,204,635         1,316,663
        (122,248)          (267,346)          (136,135)          (78,036)           (71,995)         (73,328)          (53,829)
      ----------        -----------        -----------        ----------         ----------       ----------        ----------
      $8,839,326        $38,343,907        $13,615,792        $5,704,830         $4,128,650       $5,131,307        $1,262,834
      ==========        ===========        ===========        ==========         ==========       ==========        ==========


      BLACKROCK
     DIVERSIFIED
     SUB-ACCOUNT
     -----------
     $       --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
             --
      3,515,022
     ----------
      3,515,022
             --
     ----------
      3,515,022
       (100,386)
     ----------
     $3,414,636
     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2006

                                                              METLIFE CONSERVATIVE    METLIFE CONSERVATIVE TO    METLIFE MODERATE
                                                                   ALLOCATION           MODERATE ALLOCATION         ALLOCATION
                                                                  SUB-ACCOUNT               SUB-ACCOUNT            SUB-ACCOUNT
                                                              --------------------    -----------------------    ----------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
MetLife Conservative Allocation Portfolio
 93,294 Shares; cost $958,704.............................          $987,053                $       --             $        --
MetLife Conservative to Moderate Allocation Portfolio
 152,759 Shares; cost $1,651,764..........................                --                 1,691,041                      --
MetLife Moderate Allocation Portfolio
 1,450,461 Shares; cost $15,865,273.......................                --                        --              16,709,312
MetLife Moderate to Aggressive Allocation Portfolio
 1,831,656 Shares; cost $20,469,182.......................                --                        --                      --
MetLife Aggressive Allocation Portfolio
 273,685 Shares; cost $3,160,627..........................                --                        --                      --
FI Large Cap Portfolio
 2,162 Shares; cost $31,464...............................                --                        --                      --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 3,324,537 Shares; cost $153,919,861......................                --                        --                      --
American Funds Growth-Income Portfolio
 2,899,368 Shares; cost $97,409,565.......................                --                        --                      --
American Funds Global Small Capitalization Portfolio
 2,719,660 Shares; cost $47,705,026.......................                --                        --                      --
American Funds Bond Portfolio
 275,277 Shares; cost $3,083,160..........................                --                        --                      --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income Portfolio
 6,729,244 Shares; cost $155,518,606......................                --                        --                      --
Fidelity VIP Overseas Portfolio
 6,216,773 Shares; cost $106,155,827......................                --                        --                      --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 2,477,354 Shares; cost $18,888,493.......................                --                        --                      --
PIMCO Total Return Portfolio
 3,933,905 Shares; cost $45,273,077.......................                --                        --                      --
RCM Global Technology Portfolio
 724,042 Shares; cost $3,446,192..........................                --                        --                      --
Lazard Mid Cap Portfolio
 500,583 Shares; cost $6,746,649..........................                --                        --                      --
Met/AIM Small Cap Growth Portfolio
 342,368 Shares; cost $4,373,957..........................                --                        --                      --
Harris Oakmark International Portfolio
 2,616,901 Shares; cost $40,279,628.......................                --                        --                      --
Legg Mason Aggressive Growth Portfolio
 369,047 Shares; cost $2,905,507..........................                --                        --                      --
Neuberger Berman Real Estate Portfolio
 1,378,331 Shares; cost $20,304,459.......................                --                        --                      --
MFS Research International Portfolio
 705,684 Shares; cost $9,796,092..........................                --                        --                      --
Lord Abbett Bond Debenture Portfolio
 2,972,403 Shares; cost $36,314,400.......................                --                        --                      --
Oppenheimer Capital Appreciation Portfolio
 37,116 Shares; cost $327,334.............................                --                        --                      --
Cyclical Growth ETF Portfolio
 8,036 Shares; cost $90,873...............................                --                        --                      --
Cyclical Growth & Income ETF Portfolio
 3,491 Shares; cost $38,593...............................                --                        --                      --
PIMCO Inflation Protected Bond Portfolio
 16,618 Shares; cost $168,490.............................                --                        --                      --
Legg Mason Value Equity Portfolio
 1,552,813 Shares; cost $16,398,121.......................                --                        --                      --
                                                                    --------                ----------             -----------
Total investments.........................................           987,053                 1,691,041              16,709,312
Due from New England Life Insurance Company...............                --                        --                      --
                                                                    --------                ----------             -----------
Total assets..............................................           987,053                 1,691,041              16,709,312

LIABILITIES:
Due to New England Life Insurance Company.................           (25,195)                  (36,701)               (135,374)
                                                                    --------                ----------             -----------
NET ASSETS................................................          $961,858                $1,654,340             $16,573,938
                                                                    ========                ==========             ===========

   The accompanying notes are an integral part of these financial statements.

                               METLIFE
      METLIFE MODERATE TO    AGGRESSIVE                   AMERICAN FUNDS   AMERICAN FUNDS   AMERICAN FUNDS GLOBAL
     AGGRESSIVE ALLOCATION   ALLOCATION    FI LARGE CAP       GROWTH       GROWTH-INCOME    SMALL CAPITALIZATION
          SUB-ACCOUNT        SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT          SUB-ACCOUNT
     ---------------------   -----------   ------------   --------------   --------------   ---------------------
          $        --        $       --      $    --       $         --     $         --         $        --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
           21,943,236                --           --                 --               --                  --
                   --         3,363,589           --                 --               --                  --
                   --                --       32,693                 --               --                  --
                   --                --           --        213,036,323               --                  --
                   --                --           --                 --      122,324,338                  --
                   --                --           --                 --               --          67,012,428
                   --                --           --                 --               --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
                   --                --           --                 --               --                  --
          -----------        ----------      -------       ------------     ------------         -----------
           21,943,236         3,363,589       32,693        213,036,323      122,324,338          67,012,428
                   --                --            7                 --               --                  --
          -----------        ----------      -------       ------------     ------------         -----------
           21,943,236         3,363,589       32,700        213,036,323      122,324,338          67,012,428
             (178,748)          (69,871)        (428)        (1,073,148)        (588,541)           (410,119)
          -----------        ----------      -------       ------------     ------------         -----------
          $21,764,488        $3,293,718      $32,272       $211,963,175     $121,735,797         $66,602,309
          ===========        ==========      =======       ============     ============         ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2006


                                                                AMERICAN FUNDS    FIDELITY VIP     FIDELITY VIP
                                                                     BOND         EQUITY-INCOME      OVERSEAS
                                                                 SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
                                                                --------------    -------------    ------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
MetLife Conservative Allocation Portfolio
 93,294 Shares; cost $958,704...............................      $       --      $         --     $         --
MetLife Conservative to Moderate Allocation Portfolio
 152,759 Shares; cost $1,651,764............................              --                --               --
MetLife Moderate Allocation Portfolio
 1,450,461 Shares; cost $15,865,273.........................              --                --               --
MetLife Moderate to Aggressive Allocation Portfolio
 ,831,656 Shares; cost $20,469,182..........................              --                --               --
MetLife Aggressive Allocation Portfolio
 273,685 Shares; cost $3,160,627............................              --                --               --
FI Large Cap Portfolio
 2,162 Shares; cost $31,464.................................              --                --               --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 3,324,537 Shares; cost $153,919,861........................              --                --               --
American Funds Growth-Income Portfolio
 2,899,368 Shares; cost $97,409,565.........................              --                --               --
American Funds Global Small Capitalization Portfolio
 2,719,660 Shares; cost $47,705,026.........................              --                --               --
American Funds Bond Portfolio
 275,277 Shares; cost $3,083,160............................       3,173,944                --               --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income Portfolio
 6,729,244 Shares; cost $155,518,606........................              --       176,306,191               --
Fidelity VIP Overseas Portfolio
 6,216,773 Shares; cost $106,155,827........................              --                --      149,016,058
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 2,477,354 Shares; cost $18,888,493.........................              --                --               --
PIMCO Total Return Portfolio
 3,933,905 Shares; cost $45,273,077.........................              --                --               --
RCM Global Technology Portfolio
 724,042 Shares; cost $3,446,192............................              --                --               --
Lazard Mid Cap Portfolio
 500,583 Shares; cost $6,746,649............................              --                --               --
Met/AIM Small Cap Growth Portfolio
 342,368 Shares; cost $4,373,957............................              --                --               --
Harris Oakmark International Portfolio
 2,616,901 Shares; cost $40,279,628.........................              --                --               --
Legg Mason Aggressive Growth Portfolio
 369,047 Shares; cost $2,905,507............................              --                --               --
Neuberger Berman Real Estate Portfolio
 1,378,331 Shares; cost $20,304,459.........................              --                --               --
MFS Research International Portfolio
 705,684 Shares; cost $9,796,092............................              --                --               --
Lord Abbett Bond Debenture Portfolio
 2,972,403 Shares; cost $36,314,400.........................              --                --               --
Oppenheimer Capital Appreciation Portfolio
 37,116 Shares; cost $327,334...............................              --                --               --
Cyclical Growth ETF Portfolio
 8,036 Shares; cost $90,873.................................              --                --               --
Cyclical Growth & Income ETF Portfolio
 3,491 Shares; cost $38,593.................................              --                --               --
PIMCO Inflation Protected Bond Portfolio
 16,618 Shares; cost $168,490...............................              --                --               --
Legg Mason Value Equity Portfolio
 1,552,813 Shares; cost $16,398,121.........................              --                --               --
                                                                  ----------      ------------     ------------
Total investments...........................................       3,173,944       176,306,191      149,016,058
Due from New England Life Insurance Company.................               6                --               --
                                                                  ----------      ------------     ------------
Total assets................................................       3,173,950       176,306,191      149,016,058

LIABILITIES:
Due to New England Life Insurance Company...................         (41,018)         (824,907)        (630,179)
                                                                  ----------      ------------     ------------
NET ASSETS..................................................      $3,132,932      $175,481,284     $148,385,879
                                                                  ==========      ============     ============

   The accompanying notes are an integral part of these financial statements.


     T. ROWE PRICE       PIMCO       RCM GLOBAL      LAZARD          MET/AIM        HARRIS OAKMARK
     MID-CAP GROWTH   TOTAL RETURN   TECHNOLOGY      MID-CAP     SMALL CAP GROWTH   INTERNATIONAL
      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
     --------------   ------------   -----------   -----------   ----------------   --------------
      $        --     $        --    $       --    $       --       $       --       $        --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
       21,701,618              --            --            --               --                --
               --      46,459,417            --            --               --                --
               --              --     3,902,586            --               --                --
               --              --            --     6,878,012               --                --
               --              --            --            --        4,632,240                --
               --              --            --            --               --        49,799,623
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
               --              --            --            --               --                --
      -----------     -----------    ----------    ----------       ----------       -----------
       21,701,618      46,459,417     3,902,586     6,878,012        4,632,240        49,799,623
               --              --            --            --               --                --
      -----------     -----------    ----------    ----------       ----------       -----------
       21,701,618      46,459,417     3,902,586     6,878,012        4,632,240        49,799,623
         (145,711)       (333,639)     (106,049)     (115,648)         (83,802)         (312,485)
      -----------     -----------    ----------    ----------       ----------       -----------
      $21,555,907     $46,125,778    $3,796,537    $6,762,364       $4,548,438       $49,487,138
      ===========     ===========    ==========    ==========       ==========       ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2006


                                                                   LEGG MASON        NEUBERGER BERMAN             MFS
                                                                AGGRESSIVE GROWTH      REAL ESTATE       RESEARCH INTERNATIONAL
                                                                   SUB-ACCOUNT         SUB-ACCOUNT            SUB-ACCOUNT
                                                                -----------------    ----------------    ----------------------
ASSETS:
INVESTMENTS AT FAIR VALUE:
METROPOLITAN FUND -- (CONTINUED)
MetLife Conservative Allocation Portfolio
 93,294 Shares; cost $958,704...............................       $       --          $        --            $        --
MetLife Conservative to Moderate Allocation Portfolio
 152,759 Shares; cost $1,651,764............................               --                   --                     --
MetLife Moderate Allocation Portfolio
 1,450,461 Shares; cost $15,865,273.........................               --                   --                     --
MetLife Moderate to Aggressive Allocation Portfolio
 1,831,656 Shares; cost $20,469,182.........................               --                   --                     --
MetLife Aggressive Allocation Portfolio
 273,685 Shares; cost $3,160,627............................               --                   --                     --
FI Large Cap Portfolio
 2,162 Shares; cost $31,464.................................               --                   --                     --
AMERICAN FUNDS INSURANCE SERIES ("AMERICAN FUND")
American Funds Growth Portfolio
 3,324,537 Shares; cost $153,919,861........................               --                   --                     --
American Funds Growth-Income Portfolio
 2,899,368 Shares; cost $97,409,565.........................               --                   --                     --
American Funds Global Small Capitalization Portfolio
 2,719,660 Shares; cost $47,705,026.........................               --                   --                     --
American Funds Bond Portfolio
 275,277 Shares; cost $3,083,160............................               --                   --                     --
FIDELITY VARIABLE INSURANCE PRODUCTS ("FIDELITY FUNDS")
Fidelity VIP Equity-Income Portfolio
 6,729,244 Shares; cost $155,518,606........................               --                   --                     --
Fidelity VIP Overseas Portfolio
 6,216,773 Shares; cost $106,155,827........................               --                   --                     --
MET INVESTORS SERIES TRUST ("MET INVESTORS FUND")
T. Rowe Price Mid-Cap Growth Portfolio
 2,477,354 Shares; cost $18,888,493.........................               --                   --                     --
PIMCO Total Return Portfolio
 3,933,905 Shares; cost $45,273,077.........................               --                   --                     --
RCM Global Technology Portfolio
 724,042 Shares; cost $3,446,192............................               --                   --                     --
Lazard Mid Cap Portfolio
 500,583 Shares; cost $6,746,649............................               --                   --                     --
Met/AIM Small Cap Growth Portfolio
 342,368 Shares; cost $4,373,957............................               --                   --                     --
Harris Oakmark International Portfolio
 2,616,901 Shares; cost $40,279,628.........................               --                   --                     --
Legg Mason Aggressive Growth Portfolio
 369,047 Shares; cost $2,905,507............................        2,985,587                   --                     --
Neuberger Berman Real Estate Portfolio
 1,378,331 Shares; cost $20,304,459.........................               --           24,989,146                     --
MFS Research International Portfolio
 705,684 Shares; cost $9,796,092............................               --                   --             10,613,490
Lord Abbett Bond Debenture Portfolio
 2,972,403 Shares; cost $36,314,400.........................               --                   --                     --
Oppenheimer Capital Appreciation Portfolio
 37,116 Shares; cost $327,334...............................               --                   --                     --
Cyclical Growth ETF Portfolio
 8,036 Shares; cost $90,873.................................               --                   --                     --
Cyclical Growth & Income ETF Portfolio
 3,491 Shares; cost $38,593.................................               --                   --                     --
PIMCO Inflation Protected Bond Portfolio
 16,618 Shares; cost $168,490...............................               --                   --                     --
Legg Mason Value Equity Portfolio
 1,552,813 Shares; cost $16,398,121.........................               --                   --                     --
                                                                   ----------          -----------            -----------
Total investments...........................................        2,985,587           24,989,146             10,613,490
Due from New England Life Insurance Company.................               --                   --                     --
                                                                   ----------          -----------            -----------
Total assets................................................        2,985,587           24,989,146             10,613,490

LIABILITIES:
Due to New England Life Insurance Company...................          (97,091)            (180,887)              (103,000)
                                                                   ----------          -----------            -----------
NET ASSETS..................................................       $2,888,496          $24,808,259            $10,510,490
                                                                   ==========          ===========            ===========

   The accompanying notes are an integral part of these financial statements.


      LORD ABBETT         OPPENHEIMER         CYCLICAL     CYCLICAL GROWTH   PIMCO INFLATION    LEGG MASON
     BOND DEBENTURE   CAPITAL APPRECIATION   GROWTH ETF     & INCOME ETF     PROTECTED BOND    VALUE EQUITY
      SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT     SUB-ACCOUNT
     --------------   --------------------   -----------   ---------------   ---------------   ------------
      $        --           $     --           $    --         $    --          $     --       $        --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
               --                 --                --              --                --                --
       37,184,763                 --                --              --                --                --
               --            344,063                --              --                --                --
               --                 --            91,536              --                --                --
               --                 --                --          38,854                --                --
               --                 --                --              --           167,844                --
               --                 --                --              --                --        17,313,867
      -----------           --------           -------         -------          --------       -----------
       37,184,763            344,063            91,536          38,854           167,844        17,313,867
                1                  2                 4               3                 5                 8
      -----------           --------           -------         -------          --------       -----------
       37,184,764            344,065            91,540          38,857           167,849        17,313,875
         (285,443)           (11,094)             (820)           (143)           (3,691)         (158,258)
      -----------           --------           -------         -------          --------       -----------
      $36,899,321           $332,971           $90,720         $38,714          $164,158       $17,155,617
      ===========           ========           =======         =======          ========       ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                ZENITH                                BLACKROCK BOND
                                                                EQUITY                                    INCOME
                                                              SUB-ACCOUNT                               SUB-ACCOUNT
                                                ---------------------------------------   ---------------------------------------
                                                   2006          2005          2004          2006          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends....................................  $ 3,979,926   $ 6,876,189   $ 3,411,599   $ 7,710,876   $ 5,631,818   $ 5,809,870
Expense:
 Mortality and expense risk charges...........    4,467,612     4,495,973     4,541,230       717,365       772,945       813,298
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)..................     (487,686)    2,380,216    (1,129,631)    6,993,511     4,858,873     4,996,572
                                                -----------   -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security
 transactions.................................    3,349,559    (5,379,155)    4,057,343       (13,781)      996,410       245,067
Realized gain distributions...................           --            --            --       131,914     1,627,107     2,425,562
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net realized gains (losses) on investments....    3,349,559    (5,379,155)    4,057,343       118,133     2,623,517     2,670,629
Change in net unrealized appreciation
 (depreciation) of investments................   51,317,310    70,211,420    70,546,187    (2,014,842)   (4,913,177)   (2,269,317)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gains (losses) on
 investments..................................   54,666,869    64,832,265    74,603,530    (1,896,709)   (2,289,660)      401,312
                                                -----------   -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS....................  $54,179,183   $67,212,481   $73,473,899   $ 5,096,802   $ 2,569,213   $ 5,397,884
                                                ===========   ===========   ===========   ===========   ===========   ===========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                BLACKROCK                                  MFS
               MONEY MARKET                           TOTAL RETURN
               SUB-ACCOUNT                             SUB-ACCOUNT
    ----------------------------------   ---------------------------------------
       2006         2005        2004        2006          2005          2004
    ----------   ----------   --------   -----------   -----------   -----------
    $4,241,081   $2,504,875   $915,027   $ 4,709,688   $ 2,316,436   $ 2,728,886
       409,635      414,735    462,459       744,613       769,066       729,474
    ----------   ----------   --------   -----------   -----------   -----------
     3,831,446    2,090,140    452,568     3,965,075     1,547,370     1,999,412
    ----------   ----------   --------   -----------   -----------   -----------
            --           --         (4)   (1,226,278)   (5,994,499)   (5,633,903)
            --           --         --     2,946,345     1,468,852       987,112
    ----------   ----------   --------   -----------   -----------   -----------
            --           --         (4)    1,720,067    (4,525,647)   (4,646,791)
            --           --          4     8,705,063     6,226,980    15,194,015
    ----------   ----------   --------   -----------   -----------   -----------
            --           --         --    10,425,130     1,701,333    10,547,224
    ----------   ----------   --------   -----------   -----------   -----------
    $3,831,446   $2,090,140   $452,568   $14,390,205   $ 3,248,703   $12,546,636
    ==========   ==========   ========   ===========   ===========   ===========

                 HARRIS OAKMARK
                  FOCUSED VALUE
                   SUB-ACCOUNT
     ---------------------------------------
        2006          2005          2004
     -----------   -----------   -----------
     $   582,752   $    81,262   $    71,722
       1,000,013     1,028,292       977,548
     -----------   -----------   -----------
        (417,261)     (947,030)     (905,826)
     -----------   -----------   -----------
      10,486,064    10,028,942     6,197,900
      17,981,050     1,952,508     1,796,058
     -----------   -----------   -----------
      28,467,114    11,981,450     7,993,958
      (6,779,768)    5,681,945     8,518,741
     -----------   -----------   -----------
      21,687,346    17,663,395    16,512,699
     -----------   -----------   -----------
     $21,270,085   $16,716,365   $15,606,873
     ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                               FI VALUE                                LOOMIS SAYLES
                                                                LEADERS                                  SMALL CAP
                                                              SUB-ACCOUNT                               SUB-ACCOUNT
                                                ---------------------------------------   ---------------------------------------
                                                   2006          2005          2004          2006          2005          2004
                                                -----------   -----------   -----------   -----------   -----------   -----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends....................................  $   958,429   $   928,280   $   983,288   $        --   $        --   $        --
Expense:
 Mortality and expense risk charges...........      557,966       531,868       506,988     1,011,861       942,436       916,512
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net investment income (loss)..................      400,463       396,412       476,300    (1,011,861)     (942,436)     (916,512)
                                                -----------   -----------   -----------   -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security
 transactions.................................   (1,027,480)   (2,000,300)   (2,858,137)    2,674,592     7,354,968     3,394,070
Realized gain distributions...................    2,213,565            --            --    14,538,332     1,892,004            --
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net realized gains (losses) on investments....    1,186,085    (2,000,300)   (2,858,137)   17,212,924     9,246,972     3,394,070
Change in net unrealized appreciation
 (depreciation) of investments................    7,503,062     9,329,675    11,836,413     8,523,003     1,095,808    19,269,186
                                                -----------   -----------   -----------   -----------   -----------   -----------
Net realized and unrealized gains (losses) on
 investments..................................    8,689,147     7,329,375     8,978,276    25,735,927    10,342,780    22,663,256
                                                -----------   -----------   -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS....................  $ 9,089,610   $ 7,725,787   $ 9,454,576   $24,724,066   $ 9,400,344   $21,746,744
                                                ===========   ===========   ===========   ===========   ===========   ===========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                 DAVIS VENTURE                             BLACKROCK LEGACY                   WESTERN ASSET MANAGEMENT
                     VALUE                                 LARGE CAP GROWTH                       U.S. GOVERNMENT
                  SUB-ACCOUNT                                SUB-ACCOUNT                            SUB-ACCOUNT
    ---------------------------------------   ------------------------------------------   ------------------------------
       2006          2005          2004           2006           2005           2004         2006        2005      2004
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
    $ 3,079,024   $ 2,385,741   $ 1,849,820   $    259,843   $    927,385   $         --   $ 217,962   $ 52,739   $10,994
      2,091,326     2,023,092     1,934,790      1,306,165      1,349,395      1,392,378      52,571     12,987     9,142
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
        987,698       362,649       (84,970)    (1,046,322)      (422,010)    (1,392,378)    165,391     39,752     1,852
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
      4,885,353     4,781,824     5,903,902    (12,779,112)   (14,537,569)   (14,910,736)   (135,837)       474    22,258
             --            --            --             --             --             --          --     71,945     8,698
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
      4,885,353     4,781,824     5,903,902    (12,779,112)   (14,537,569)   (14,910,736)   (135,837)    72,419    30,956
     43,007,635    26,829,481    29,634,368     21,093,144     28,235,221     33,813,560     403,509    (63,876)   (8,495)
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
     47,892,988    31,611,305    35,538,270      8,314,032     13,697,652     18,902,824     267,672      8,543    22,461
    -----------   -----------   -----------   ------------   ------------   ------------   ---------   --------   -------
    $48,880,686   $31,973,954   $35,453,300   $  7,267,710   $ 13,275,642   $ 17,510,446   $ 433,063   $ 48,295   $24,313
    ===========   ===========   ===========   ============   ============   ============   =========   ========   =======

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                             WESTERN ASSET MANAGEMENT                        MFS
                                                           STRATEGIC BOND OPPORTUNITIES                INVESTORS TRUST
                                                                    SUB-ACCOUNT                          SUB-ACCOUNT
                                                          -------------------------------   -------------------------------------
                                                            2006       2005        2004       2006(A)        2005         2004
                                                          --------   ---------   --------   -----------   ----------   ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..............................................  $625,265   $ 157,099   $ 49,503   $   177,920   $   78,835   $   30,960
Expense:
 Mortality and expense risk charges.....................    50,309      26,433     17,458        31,307       96,184       78,062
                                                          --------   ---------   --------   -----------   ----------   ----------
Net investment income (loss)............................   574,956     130,666     32,045       146,613      (17,349)     (47,102)
                                                          --------   ---------   --------   -----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions......   (87,814)    129,189     15,924     1,904,012      864,228     (268,170)
Realized gain distributions.............................    99,652      96,910         --     1,280,359           --           --
                                                          --------   ---------   --------   -----------   ----------   ----------
Net realized gains (losses) on investments..............    11,838     226,099     15,924     3,184,371      864,228     (268,170)
Change in net unrealized appreciation (depreciation) of
 investments............................................     8,968    (186,816)    82,194    (2,498,477)     294,541    2,208,942
                                                          --------   ---------   --------   -----------   ----------   ----------
Net realized and unrealized gains (losses) on
 investments............................................    20,806      39,283     98,118       685,894    1,158,769    1,940,772
                                                          --------   ---------   --------   -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.............................................  $595,762   $ 169,949   $130,163   $   832,507   $1,141,420   $1,893,670
                                                          ========   =========   ========   ===========   ==========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                 FI MID CAP                       JENNISON                      RUSSELL 2000
                OPPORTUNITIES                      GROWTH                          INDEX
                 SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT
    -------------------------------------   ---------------------   ------------------------------------
       2006         2005         2004         2006      2005(B)        2006         2005         2004
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
    $    1,790   $       --   $   160,274   $     --   $       --   $  230,031   $  180,042   $   79,487
       174,002      176,847       171,497     35,207       23,580      127,671      116,225       91,194
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
      (172,212)    (176,847)      (11,223)   (35,207)     (23,580)     102,360       63,817      (11,707)
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
     1,255,273     (428,954)   (3,457,450)   343,593      113,996    2,295,212    1,047,635      624,110
            --           --            --      6,968           --    1,065,026      881,529           --
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
     1,255,273     (428,954)   (3,457,450)   350,561      113,996    3,360,238    1,929,164      624,110
     2,418,061    2,538,292     8,296,333    (97,967)   1,346,139      760,311     (920,521)   2,397,634
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
     3,673,334    2,109,338     4,838,883    252,594    1,460,135    4,120,549    1,008,643    3,021,744
    ----------   ----------   -----------   --------   ----------   ----------   ----------   ----------
    $3,501,122   $1,932,491   $ 4,827,660   $217,387   $1,436,555   $4,222,909   $1,072,460   $3,010,037
    ==========   ==========   ===========   ========   ==========   ==========   ==========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                              FI INTERNATIONAL                           BLACKROCK
                                                                   STOCK                              STRATEGIC VALUE
                                                                SUB-ACCOUNT                             SUB-ACCOUNT
                                                    ------------------------------------   --------------------------------------
                                                       2006         2005         2004         2006          2005          2004
                                                    ----------   ----------   ----------   -----------   -----------   ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends........................................  $  729,587   $  280,738   $  483,656   $   224,665   $        --   $       --
Expense:
 Mortality and expense risk charges...............     260,392      246,068      210,552       335,248       350,929      329,632
                                                    ----------   ----------   ----------   -----------   -----------   ----------
Net investment income (loss)......................     469,195       34,670      273,104      (110,583)     (350,929)    (329,632)
                                                    ----------   ----------   ----------   -----------   -----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security
 transactions.....................................   3,142,765       60,812     (888,146)    1,764,431     2,738,291    1,890,673
Realized gain distributions.......................          --           --           --    13,284,231     4,835,969           --
                                                    ----------   ----------   ----------   -----------   -----------   ----------
Net realized gains (losses) on investments........   3,142,765       60,812     (888,146)   15,048,662     7,574,260    1,890,673
Change in net unrealized appreciation
 (depreciation) of investments....................   3,874,760    7,358,868    6,749,239    (4,163,723)   (4,669,915)   7,770,697
                                                    ----------   ----------   ----------   -----------   -----------   ----------
Net realized and unrealized gains (losses) on
 investments......................................   7,017,525    7,419,680    5,861,093    10,884,939     2,904,345    9,661,370
                                                    ----------   ----------   ----------   -----------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $7,486,720   $7,454,350   $6,134,197   $10,774,356   $ 2,553,416   $9,331,738
                                                    ==========   ==========   ==========   ===========   ===========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                   METLIFE                             LEHMAN BROTHERS                         MORGAN STANLEY
                 STOCK INDEX                         AGGREGATE BOND INDEX                        EAFE INDEX
                 SUB-ACCOUNT                             SUB-ACCOUNT                            SUB-ACCOUNT
    --------------------------------------   ------------------------------------   ------------------------------------
       2006          2005         2004          2006         2005         2004         2006         2005         2004
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
    $ 4,372,870   $3,421,268   $ 1,776,087   $1,293,549   $1,157,616   $  854,440   $  265,198   $  179,280   $   49,781
      1,289,082    1,270,350     1,252,610       95,979      103,536      108,678       59,709       45,771       31,552
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
      3,083,788    2,150,918       523,477    1,197,570    1,054,080      745,762      205,489      133,509       18,229
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
        685,540     (869,033)   (2,768,451)    (259,014)       8,478      223,193      885,145      820,065      595,987
      7,462,193           --            --           --           --           --           --           --           --
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
      8,147,733     (869,033)   (2,768,451)    (259,014)       8,478      223,193      885,145      820,065      595,987
     19,171,837    6,994,271    21,768,164      151,885     (564,840)      43,507    2,461,504      569,205      912,436
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
     27,319,570    6,125,238    18,999,713     (107,129)    (556,362)     266,700    3,346,649    1,389,270    1,508,423
    -----------   ----------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
    $30,403,358   $8,276,156   $19,523,190   $1,090,441   $  497,718   $1,012,462   $3,552,138   $1,522,779   $1,526,652
    ===========   ==========   ===========   ==========   ==========   ==========   ==========   ==========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                         METLIFE                        FRANKLIN TEMPLETON
                                                                   MID CAP STOCK INDEX                   SMALL CAP GROWTH
                                                                       SUB-ACCOUNT                          SUB-ACCOUNT
                                                           ------------------------------------   -------------------------------
                                                              2006         2005         2004        2006       2005        2004
                                                           ----------   ----------   ----------   --------   ---------   --------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...............................................  $  192,747   $   91,207   $   39,866   $     --   $      --   $     --
Expense:
 Mortality and expense risk charges......................      61,078       52,899       34,891     28,720      27,835     21,764
                                                           ----------   ----------   ----------   --------   ---------   --------
Net investment income (loss).............................     131,669       38,308        4,975    (28,720)    (27,835)   (21,764)
                                                           ----------   ----------   ----------   --------   ---------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions.......   1,024,828      662,040      221,460    374,033     375,574    173,561
Realized gain distributions..............................   1,093,970      667,929       20,598    349,716     214,727         --
                                                           ----------   ----------   ----------   --------   ---------   --------
Net realized gains (losses) on investments...............   2,118,798    1,329,969      242,058    723,749     590,301    173,561
Change in net unrealized appreciation (depreciation) of
 investments.............................................    (744,231)     184,066    1,119,929    (40,740)   (268,460)   359,472
                                                           ----------   ----------   ----------   --------   ---------   --------
Net realized and unrealized gains (losses) on
 investments.............................................   1,374,567    1,514,035    1,361,987    683,009     321,841    533,033
                                                           ----------   ----------   ----------   --------   ---------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..............................................  $1,506,236   $1,552,343   $1,366,962   $654,289   $ 294,006   $511,269
                                                           ==========   ==========   ==========   ========   =========   ========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

              BLACKROCK                         BLACKROCK                         NEUBERGER BERMAN
              LARGE CAP                      LARGE CAP VALUE                       MID CAP VALUE
             SUB-ACCOUNT                       SUB-ACCOUNT                          SUB-ACCOUNT
    ------------------------------   --------------------------------   ------------------------------------
      2006       2005       2004        2006        2005       2004        2006         2005         2004
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
    $ 22,762   $ 15,079   $  7,745   $   80,958   $ 42,131   $     --   $  180,406   $   67,355   $   32,189
       4,287      3,792      3,831       21,578     17,673     13,608      178,822      132,620       71,827
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
      18,475     11,287      3,914       59,380     24,458    (13,608)       1,584      (65,265)     (39,638)
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
      96,820     91,015     23,584      148,622    148,397    386,999    1,396,123      708,334      877,164
          --         --         --      396,606     45,372         --    3,259,000    1,934,364      349,390
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
      96,820     91,015     23,584      545,228    193,769    386,999    4,655,123    2,642,698    1,226,554
     114,020    (52,412)   104,808      598,642     54,281     22,099     (908,234)     476,829    1,788,862
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
     210,840     38,603    128,392    1,143,870    248,050    409,098    3,746,889    3,119,527    3,015,416
    --------   --------   --------   ----------   --------   --------   ----------   ----------   ----------
    $229,315   $ 49,890   $132,306   $1,203,250   $272,508   $395,490   $3,748,473   $3,054,262   $2,975,778
    ========   ========   ========   ==========   ========   ========   ==========   ==========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                       HARRIS OAKMARK                     T. ROWE PRICE
                                                                       LARGE CAP VALUE                  LARGE CAP GROWTH
                                                                         SUB-ACCOUNT                       SUB-ACCOUNT
                                                              ---------------------------------   -----------------------------
                                                                 2006        2005        2004       2006       2005     2004(C)
                                                              ----------   ---------   --------   --------   --------   -------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................  $  103,127   $  83,913   $ 35,901   $ 23,618   $ 22,907   $    --
Expense:
 Mortality and expense risk charges.........................      52,868      56,910     34,314     18,139      4,385       501
                                                              ----------   ---------   --------   --------   --------   -------
Net investment income (loss)................................      50,259      27,003      1,587      5,479     18,522      (501)
                                                              ----------   ---------   --------   --------   --------   -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions..........     704,802     486,957    494,753    414,265     52,379      (614)
Realized gain distributions.................................          --          --         --         --         --        --
                                                              ----------   ---------   --------   --------   --------   -------
Net realized gains (losses) on investments..................     704,802     486,957    494,753    414,265     52,379      (614)
Change in net unrealized appreciation (depreciation) of
 investments................................................   1,401,637    (644,749)   339,192    274,201    401,931    55,012
                                                              ----------   ---------   --------   --------   --------   -------
Net realized and unrealized gains (losses) on investments...   2,106,439    (157,792)   833,945    688,466    454,310    54,398
                                                              ----------   ---------   --------   --------   --------   -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $2,156,698   $(130,789)  $835,532   $693,945   $472,832   $53,897
                                                              ==========   =========   ========   ========   ========   =======

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

            T. ROWE PRICE                    OPPENHEIMER                     BLACKROCK                      BLACKROCK
          SMALL CAP GROWTH                  GLOBAL EQUITY                AGGRESSIVE GROWTH                 DIVERSIFIED
             SUB-ACCOUNT                     SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
    -----------------------------   -----------------------------   ---------------------------   -----------------------------
      2006       2005     2004(C)     2006       2005     2004(C)    2006      2005     2004(C)     2006       2005     2004(C)
    --------   --------   -------   --------   --------   -------   -------   -------   -------   --------   --------   -------
    $     --   $     --   $    --   $ 92,861   $  4,794   $   --    $    --   $    --   $    --   $ 75,836   $ 23,386   $    --
      13,378      2,744       224     16,758      3,627       42      4,379     1,689       510     10,705      6,411       979
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
     (13,378)    (2,744)     (224)    76,103      1,167      (42)    (4,379)   (1,689)     (510)    65,131     16,975      (979)
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
     148,598     35,555      (602)   148,433     14,077      125     53,157    29,202       860     32,548     42,119       890
          --         --        --     71,767         --       --         --        --        --         --         --        --
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
     148,598     35,555      (602)   220,200     14,077      125     53,157    29,202       860     32,548     42,119       890
     (69,411)   111,744    43,347    302,557    177,774    6,969     13,209    29,347    33,766    223,263     41,409    46,566
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
      79,187    147,299    42,745    522,757    191,851    7,094     66,366    58,549    34,626    255,811     83,528    47,456
    --------   --------   -------   --------   --------   ------    -------   -------   -------   --------   --------   -------
    $ 65,809   $144,555   $42,521   $598,860   $193,018   $7,052    $61,987   $56,860   $34,116   $320,942   $100,503   $46,477
    ========   ========   =======   ========   ========   ======    =======   =======   =======   ========   ========   =======

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                                         METLIFE
                                                                   METLIFE             CONSERVATIVE              METLIFE
                                                                 CONSERVATIVE          TO MODERATE              MODERATE
                                                                  ALLOCATION            ALLOCATION             ALLOCATION
                                                                 SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
                                                              ------------------    ------------------    ---------------------
                                                               2006      2005(B)     2006      2005(B)       2006       2005(B)
                                                              -------    -------    -------    -------    ----------    -------
INVESTMENT INCOME (LOSS):
Income:
 Dividends..................................................  $15,353    $1,666     $ 7,682    $  921     $  193,892    $15,189
Expense:
 Mortality and expense risk charges.........................    1,896       574       1,020       189         22,851      2,590
                                                              -------    ------     -------    ------     ----------    -------
Net investment income (loss)................................   13,457     1,092       6,662       732        171,041     12,599
                                                              -------    ------     -------    ------     ----------    -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Realized gains (losses) from security transactions..........    1,663        35      (1,515)    1,590         68,899      1,188
Realized gain distributions.................................    5,892       441       5,267        45        271,127        337
                                                              -------    ------     -------    ------     ----------    -------
Net realized gains (losses) on investments..................    7,555       476       3,752     1,635        340,026      1,525
Change in net unrealized appreciation (depreciation) of
 investments................................................   23,520     4,828      37,322     1,955        763,970     80,069
                                                              -------    ------     -------    ------     ----------    -------
Net realized and unrealized gains (losses) on investments...   31,075     5,304      41,074     3,590      1,103,996     81,594
                                                              -------    ------     -------    ------     ----------    -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS.................................................  $44,532    $6,396     $47,736    $4,322     $1,275,037    $94,193
                                                              =======    ======     =======    ======     ==========    =======

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

           METLIFE
         MODERATE TO                METLIFE                FI                    AMERICAN FUNDS
    AGGRESSIVE ALLOCATION    AGGRESSIVE ALLOCATION     LARGE CAP                     GROWTH
         SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT                  SUB-ACCOUNT
    ----------------------   ----------------------   ------------   ---------------------------------------
       2006       2005(B)       2006       2005(B)      2006(D)         2006          2005          2004
    -----------   --------   ----------   ---------   ------------   -----------   -----------   -----------
    $  105,754    $10,881     $ 11,554     $ 1,511       $   --      $ 1,615,103   $ 1,155,350   $   218,587
        33,391      2,174        6,252         350           14          840,501       725,394       577,685
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
        72,363      8,707        5,302       1,161          (14)         774,602       429,956      (359,098)
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
        97,892      4,220       19,663       1,271            3        5,192,349     2,405,771     1,069,623
       269,137        253       48,490       1,142           --        1,235,025            --            --
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
       367,029      4,473       68,153       2,413            3        6,427,374     2,405,771     1,069,623
     1,414,416     59,638      190,262      12,700        1,229       11,430,058    21,506,036    13,265,948
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
     1,781,445     64,111      258,415      15,113        1,232       17,857,432    23,911,807    14,335,571
    ----------    -------     --------     -------       ------      -----------   -----------   -----------
    $1,853,808    $72,818     $263,717     $16,274       $1,218      $18,632,034   $24,341,763   $13,976,473
    ==========    =======     ========     =======       ======      ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                               AMERICAN FUNDS                          AMERICAN FUNDS
                                                                GROWTH-INCOME                    GLOBAL SMALL CAPITALIZATION
                                                                 SUB-ACCOUNT                             SUB-ACCOUNT
                                                    -------------------------------------   -------------------------------------
                                                       2006          2005         2004         2006          2005         2004
                                                    -----------   ----------   ----------   -----------   ----------   ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends........................................  $ 1,767,133   $1,310,673   $  698,000   $   265,030   $  346,171   $       --
Expense:
 Mortality and expense risk charges...............      423,392      407,832      338,893       262,581      174,725      112,234
                                                    -----------   ----------   ----------   -----------   ----------   ----------
Net investment income (loss)......................    1,343,741      902,841      359,107         2,449      171,446     (112,234)
                                                    -----------   ----------   ----------   -----------   ----------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security
 transactions.....................................    4,285,244    1,956,707    1,048,558     2,972,183    2,045,188      863,723
Realized gain distributions.......................    2,556,084      387,210           --     2,961,958           --           --
                                                    -----------   ----------   ----------   -----------   ----------   ----------
Net realized gains (losses) on investments........    6,841,328    2,343,917    1,048,558     5,934,141    2,045,188      863,723
Change in net unrealized appreciation
 (depreciation) of investments....................    7,262,226    2,102,684    5,902,884     6,069,880    6,281,497    3,579,827
                                                    -----------   ----------   ----------   -----------   ----------   ----------
Net realized and unrealized gains (losses) on
 investments......................................   14,103,554    4,446,601    6,951,442    12,004,021    8,326,685    4,443,550
                                                    -----------   ----------   ----------   -----------   ----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $15,447,295   $5,349,442   $7,310,549   $12,006,470   $8,498,131   $4,331,316
                                                    ===========   ==========   ==========   ===========   ==========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

    AMERICAN FUNDS                  FIDELITY                                  FIDELITY
         BOND                   VIP EQUITY-INCOME                           VIP OVERSEAS
     SUB-ACCOUNT                   SUB-ACCOUNT                               SUB-ACCOUNT
    --------------   ---------------------------------------   ---------------------------------------
       2006(D)          2006          2005          2004          2006          2005          2004
    --------------   -----------   -----------   -----------   -----------   -----------   -----------
       $ 5,629       $ 5,504,500   $ 2,594,848   $ 2,433,013   $ 1,245,648   $   817,432   $ 1,388,161
         4,908           988,690       968,260       984,556       857,135       756,839       739,957
       -------       -----------   -----------   -----------   -----------   -----------   -----------
           721         4,515,810     1,626,588     1,448,457       388,513        60,593       648,204
       -------       -----------   -----------   -----------   -----------   -----------   -----------
           (45)        3,302,552     4,169,368     6,054,787    (2,696,039)      976,472    (1,480,246)
            --        19,947,649     5,702,259       581,220       865,959       639,729            --
       -------       -----------   -----------   -----------   -----------   -----------   -----------
           (45)       23,250,201     9,871,627     6,636,007    (1,830,080)    1,616,201    (1,480,246)
        90,784         1,879,953    (3,446,973)    8,365,954    24,309,349    19,836,609    15,709,356
       -------       -----------   -----------   -----------   -----------   -----------   -----------
        90,739        25,130,154     6,424,654    15,001,961    22,479,269    21,452,810    14,229,110
       -------       -----------   -----------   -----------   -----------   -----------   -----------
       $91,460       $29,645,964   $ 8,051,242   $16,450,418   $22,867,782   $21,513,403   $14,877,314
       =======       ===========   ===========   ===========   ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                  T. ROWE PRICE                              PIMCO
                                                                  MID-CAP GROWTH                         TOTAL RETURN
                                                                   SUB-ACCOUNT                            SUB-ACCOUNT
                                                       ------------------------------------   -----------------------------------
                                                          2006         2005         2004         2006        2005         2004
                                                       ----------   ----------   ----------   ----------   ---------   ----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...........................................  $       --   $       --   $       --   $1,199,023   $  22,275   $2,158,813
Expense:
 Mortality and expense risk charges..................      87,596       66,861       39,670      188,799     158,792      133,151
                                                       ----------   ----------   ----------   ----------   ---------   ----------
Net investment income (loss..........................     (87,596)     (66,861)     (39,670)   1,010,224    (136,517)   2,025,662
                                                       ----------   ----------   ----------   ----------   ---------   ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions...     638,410      607,665      528,262        4,333     148,971      239,643
Realized gain distributions..........................     660,383      368,914           --       17,702     263,932           --
                                                       ----------   ----------   ----------   ----------   ---------   ----------
Net realized gains (losses) on investments...........   1,298,793      976,579      528,262       22,035     412,903      239,643
Change in net unrealized appreciation (depreciation)
 of investments......................................     (53,103)   1,202,380      995,330    1,194,931     477,776     (911,352)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
Net realized and unrealized gains (losses) on
 investments.........................................   1,245,690    2,178,959    1,523,592    1,216,966     890,679     (671,709)
                                                       ----------   ----------   ----------   ----------   ---------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..........................................  $1,158,094   $2,112,098   $1,483,922   $2,227,190   $ 754,162   $1,353,953
                                                       ==========   ==========   ==========   ==========   =========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

              RCM GLOBAL                          LAZARD                         MET/AIM SMALL
              TECHNOLOGY                          MID-CAP                          CAP GROWTH
              SUB-ACCOUNT                       SUB-ACCOUNT                       SUB-ACCOUNT
    -------------------------------   -------------------------------   --------------------------------
      2006       2005       2004        2006       2005        2004       2006        2005        2004
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
    $     --   $     --   $      --   $ 32,928   $  21,353   $     --   $      --   $      --   $     --
      14,830     15,761      17,970     28,902      28,093     20,653      19,305      18,759     20,687
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
     (14,830)   (15,761)    (17,970)     4,026      (6,740)   (20,653)    (19,305)    (18,759)   (20,687)
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
      28,396    (70,742)    387,107     42,786     230,324    354,012     213,397     337,036    277,085
          --     25,657       2,853    723,389     644,873         --     561,530      77,549         --
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
      28,396    (45,085)    389,960    766,175     875,197    354,012     774,927     414,585    277,085
     157,821    409,427    (617,576)    60,580    (443,804)   129,409    (225,798)   (114,128)   (25,476)
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
     186,217    364,342    (227,616)   826,755     431,393    483,421     549,129     300,457    251,609
    --------   --------   ---------   --------   ---------   --------   ---------   ---------   --------
    $171,387   $348,581   $(245,586)  $830,781   $ 424,653   $462,768   $ 529,824   $ 281,698   $230,922
    ========   ========   =========   ========   =========   ========   =========   =========   ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                      HARRIS OAKMARK                        LEGG MASON
                                                                      INTERNATIONAL                      AGGRESSIVE GROWTH
                                                                       SUB-ACCOUNT                          SUB-ACCOUNT
                                                           ------------------------------------   -------------------------------
                                                              2006         2005         2004        2006        2005       2004
                                                           ----------   ----------   ----------   ---------   --------   --------
INVESTMENT INCOME (LOSS):
Income:
 Dividends...............................................  $  963,939   $   31,624   $    3,474   $      --   $     --   $     --
Expense:
 Mortality and expense risk charges......................     163,035       90,152       38,488      15,055     15,219     10,497
                                                           ----------   ----------   ----------   ---------   --------   --------
Net investment income (loss).............................     800,904      (58,528)     (35,014)    (15,055)   (15,219)   (10,497)
                                                           ----------   ----------   ----------   ---------   --------   --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions.......   1,074,798      592,237      347,269     284,271    316,472     84,224
Realized gain distributions..............................   2,406,268      329,543           --     203,518      3,598         --
                                                           ----------   ----------   ----------   ---------   --------   --------
Net realized gains (losses) on investments...............   3,481,066      921,780      347,269     487,789    320,070     84,224
Change in net unrealized appreciation (depreciation) of
 investments.............................................   5,394,065    2,041,888    1,503,080    (542,275)   137,586    110,794
                                                           ----------   ----------   ----------   ---------   --------   --------
Net realized and unrealized gains (losses) on
 investments.............................................   8,875,131    2,963,668    1,850,349     (54,486)   457,656    195,018
                                                           ----------   ----------   ----------   ---------   --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS..............................................  $9,676,035   $2,905,140   $1,815,335   $ (69,541)  $442,437   $184,521
                                                           ==========   ==========   ==========   =========   ========   ========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

             NEUBERGER BERMAN                     MFS RESEARCH                          LORD ABBETT
               REAL ESTATE                        INTERNATIONAL                       BOND DEBENTURE
               SUB-ACCOUNT                         SUB-ACCOUNT                          SUB-ACCOUNT
    ----------------------------------   -------------------------------   -------------------------------------
       2006         2005      2004(C)       2006        2005     2004(C)      2006         2005        2004(C)
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
    $  187,018   $       --   $ 56,739   $  114,246   $ 21,042   $    --   $2,392,153   $ 1,551,512   $2,463,487
        79,737       34,808      3,775       33,607      6,112       265      138,690       118,297      164,260
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
       107,281      (34,808)    52,964       80,639     14,930      (265)   2,253,463     1,433,215    2,299,227
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
       832,878      201,804        562      461,623     52,795     1,101      (42,854)      338,350      379,767
       888,402       12,751     71,253      449,149    179,824     1,777           --     2,207,072           --
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
     1,721,280      214,555     71,815      910,772    232,619     2,878      (42,854)    2,545,422      379,767
     3,634,132      847,791    202,765      533,798    232,397    51,203      840,461    (3,442,079)    (243,945)
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
     5,355,412    1,062,346    274,580    1,444,570    465,016    54,081      797,607      (896,657)     135,822
    ----------   ----------   --------   ----------   --------   -------   ----------   -----------   ----------
    $5,462,693   $1,027,538   $327,544   $1,525,209   $479,946   $53,816   $3,051,070   $   536,558   $2,435,049
    ==========   ==========   ========   ==========   ========   =======   ==========   ===========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                                                           PIMCO
                                                           OPPENHEIMER                     CYCLICAL      INFLATION    LEGG MASON
                                                             CAPITAL         CYCLICAL      GROWTH &      PROTECTED       VALUE
                                                          APPRECIATION      GROWTH ETF    INCOME ETF       BOND         EQUITY
                                                           SUB-ACCOUNT      SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                        -----------------   -----------   -----------   -----------   -----------
                                                         2006     2005(B)     2006(D)       2006(D)       2006(D)       2006(D)
                                                        -------   -------   -----------   -----------   -----------   -----------
INVESTMENT INCOME (LOSS):
Income:
 Dividends............................................  $   670   $  100      $  958         $518         $   --      $   24,458
Expense:
 Mortality and expense risk charges...................    1,113      166          54            1            304          59,974
                                                        -------   ------      ------         ----         ------      ----------
Net investment income (loss)..........................     (443)     (66)        904          517           (304)        (35,516)
                                                        -------   ------      ------         ----         ------      ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS:
Realized gains (losses) from security transactions....    1,008      205          30           57          3,457          (1,762)
Realized gain distributions...........................    1,527    1,429         200           --             --         324,347
                                                        -------   ------      ------         ----         ------      ----------
Net realized gains (losses) on investments............    2,535    1,634         230           57          3,457         322,585
Change in net unrealized appreciation (depreciation)
 of investments.......................................   16,452      276         663          261           (646)        915,746
                                                        -------   ------      ------         ----         ------      ----------
Net realized and unrealized gains (losses) on
 investments..........................................   18,987    1,910         893          318          2,811       1,238,331
                                                        -------   ------      ------         ----         ------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS...........................................  $18,544   $1,844      $1,797         $835         $2,507      $1,202,815
                                                        =======   ======      ======         ====         ======      ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d)  For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                      ZENITH                                          BLACKROCK
                                                      EQUITY                                         BOND INCOME
                                                   SUB-ACCOUNT                                       SUB-ACCOUNT
                                 ------------------------------------------------    --------------------------------------------
                                     2006             2005              2004             2006            2005            2004
                                 -------------    -------------     -------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET
 ASSETS:
From operations:
 Net investment income
  (loss).......................  $    (487,686)   $   2,380,216     $  (1,129,631)   $  6,993,511    $  4,858,873    $  4,996,572
 Net realized gains (losses) on
  investments..................      3,349,559       (5,379,155)        4,057,343         118,133       2,623,517       2,670,629
 Change in net unrealized
  appreciation (depreciation)
  of investments...............     51,317,310       70,211,420        70,546,187      (2,014,842)     (4,913,177)     (2,269,317)
                                 -------------    -------------     -------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from
 operations....................     54,179,183       67,212,481        73,473,899       5,096,802       2,569,213       5,397,884
                                 -------------    -------------     -------------    ------------    ------------    ------------
From capital transactions:
 Payments received from policy
  owners.......................     57,108,890       65,714,595        77,098,971      15,774,530      19,391,114      21,438,847
 Transfers between Sub-Accounts
  (including fixed account),
  net..........................    (13,281,803)     (25,966,217)      (23,160,210)     (1,868,717)     (4,594,975)     (6,606,718)
 Transfers for contract
  benefits and terminations....   (124,485,548)    (114,783,836)     (115,188,557)    (20,555,932)    (23,398,863)    (22,131,215)
 Contract maintenance
  charges......................             --               --                --         (20,260)        (22,273)        (23,626)
                                 -------------    -------------     -------------    ------------    ------------    ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions..................    (80,658,461)     (75,035,458)      (61,249,796)     (6,670,379)     (8,624,997)     (7,322,712)
                                 -------------    -------------     -------------    ------------    ------------    ------------
NET CHANGE IN NET ASSETS.......    (26,479,278)      (7,822,977)       12,224,103      (1,573,577)     (6,055,784)     (1,924,828)
NET ASSETS -- BEGINNING OF
 PERIOD........................    760,537,208      768,360,185       756,136,082     136,600,474     142,656,258     144,581,086
                                 -------------    -------------     -------------    ------------    ------------    ------------
NET ASSETS -- END OF PERIOD....  $ 734,057,930    $ 760,537,208     $ 768,360,185    $135,026,897    $136,600,474    $142,656,258
                                 =============    =============     =============    ============    ============    ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                     BLACKROCK                                       MFS
                   MONEY MARKET                                  TOTAL RETURN
                    SUB-ACCOUNT                                  SUB-ACCOUNT
    -------------------------------------------   ------------------------------------------
        2006            2005           2004           2006           2005           2004
    -------------   ------------   ------------   ------------   ------------   ------------
    $3,831,446....  $  2,090,140   $    452,568   $  3,965,075   $  1,547,370   $  1,999,412
               --             --             (4)     1,720,067     (4,525,647)    (4,646,791)
               --             --              4      8,705,063      6,226,980     15,194,015
    -------------   ------------   ------------   ------------   ------------   ------------
    3,831,446....      2,090,140        452,568     14,390,205      3,248,703     12,546,636
    -------------   ------------   ------------   ------------   ------------   ------------
    135,699,752..    107,472,471     61,096,899     13,733,135     15,024,558     15,407,527
     (100,453,140)   (78,609,176)   (48,888,247)       294,564        362,689     18,676,220
      (32,738,279)   (29,788,826)   (25,616,726)   (22,763,435)   (20,222,911)   (17,897,227)
          (17,378)       (20,039)       (23,071)       (31,899)       (33,693)       (29,179)
    -------------   ------------   ------------   ------------   ------------   ------------
    2,490,955....       (945,570)   (13,431,145)    (8,767,635)    (4,869,357)    16,157,341
    -------------   ------------   ------------   ------------   ------------   ------------
    6,322,401....      1,144,570    (12,978,577)     5,622,570     (1,620,654)    28,703,977
    92,247,000...     91,102,430    104,081,007    129,599,852    131,220,506    102,516,529
    -------------   ------------   ------------   ------------   ------------   ------------
    $98,569,401...  $ 92,247,000   $ 91,102,430   $135,222,422   $129,599,852   $131,220,506
    =============   ============   ============   ============   ============   ============

                   HARRIS OAKMARK
                   FOCUSED VALUE
                    SUB-ACCOUNT
     ------------------------------------------
         2006           2005           2004
     ------------   ------------   ------------
     $   (417,261)  $   (947,030)  $   (905,826)
       28,467,114     11,981,450      7,993,958
       (6,779,768)     5,681,945      8,518,741
     ------------   ------------   ------------
       21,270,085     16,716,365     15,606,873
     ------------   ------------   ------------
       20,240,462     22,603,533     24,581,993
       (6,984,833)    (2,288,527)     2,180,857
      (32,271,598)   (28,089,151)   (25,519,163)
          (40,091)       (40,169)       (36,735)
     ------------   ------------   ------------
      (19,056,060)    (7,814,314)     1,206,952
     ------------   ------------   ------------
        2,214,025      8,902,051     16,813,825
      191,375,938    182,473,887    165,660,062
     ------------   ------------   ------------
     $193,589,963   $191,375,938   $182,473,887
     ============   ============   ============

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                            FI
                                                      VALUE LEADERS
                                                       SUB-ACCOUNT
                                     ------------------------------------------------
                                         2006              2005              2004
                                     ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $    400,463      $    396,412      $    476,300
 Net realized gains (losses) on
  investments......................     1,186,085        (2,000,300)       (2,858,137)
 Change in net unrealized
  appreciation (depreciation) of
  investments......................     7,503,062         9,329,675        11,836,413
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from
 operations........................     9,089,610         7,725,787         9,454,576
                                     ------------      ------------      ------------
From capital transactions:
 Payments received from policy
  owners...........................     8,012,599         8,896,771        10,368,616
 Transfers between Sub-Accounts
  (including fixed account), net...    (1,419,862)       (1,952,234)       (3,540,094)
 Transfers for contract benefits
  and terminations.................   (12,494,981)      (11,736,707)      (11,650,268)
 Contract maintenance charges......       (25,875)          (24,724)          (24,724)
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................    (5,928,119)       (4,816,894)       (4,846,470)
                                     ------------      ------------      ------------
NET CHANGE IN NET ASSETS...........     3,161,491         2,908,893         4,608,106
NET ASSETS -- BEGINNING OF
 PERIOD............................    83,598,030        80,689,137        76,081,031
                                     ------------      ------------      ------------
NET ASSETS -- END OF PERIOD........  $ 86,759,521      $ 83,598,030      $ 80,689,137
                                     ============      ============      ============

                                                      LOOMIS SAYLES
                                                        SMALL CAP
                                                       SUB-ACCOUNT
                                     ------------------------------------------------
                                         2006              2005              2004
                                     ------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......  $ (1,011,861)     $   (942,436)     $   (916,512)
 Net realized gains (losses) on
  investments......................    17,212,924         9,246,972         3,394,070
 Change in net unrealized
  appreciation (depreciation) of
  investments......................     8,523,003         1,095,808        19,269,186
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from
 operations........................    24,724,066         9,400,344        21,746,744
                                     ------------      ------------      ------------
From capital transactions:
 Payments received from policy
  owners...........................    15,721,567        17,455,776        19,433,844
 Transfers between Sub-Accounts
  (including fixed account), net...     1,490,346        (2,452,279)       (3,839,394)
 Transfers for contract benefits
  and terminations.................   (27,462,004)      (24,970,777)      (22,740,341)
 Contract maintenance charges......       (39,867)          (37,844)          (36,557)
                                     ------------      ------------      ------------
Net increase (decrease) in net
 assets resulting from capital
 transactions......................   (10,289,958)      (10,005,124)       (7,182,448)
                                     ------------      ------------      ------------
NET CHANGE IN NET ASSETS...........    14,434,108          (604,780)       14,564,296
NET ASSETS -- BEGINNING OF
 PERIOD............................   157,114,039       157,718,819       143,154,523
                                     ------------      ------------      ------------
NET ASSETS -- END OF PERIOD........  $171,548,147      $157,114,039      $157,718,819
                                     ============      ============      ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                      DAVIS                                   BLACKROCK LEGACY
                  VENTURE VALUE                               LARGE CAP GROWTH
                   SUB-ACCOUNT                                  SUB-ACCOUNT
    ------------------------------------------   ------------------------------------------
        2006           2005           2004           2006           2005           2004
    ------------   ------------   ------------   ------------   ------------   ------------
    $987,698.....  $    362,649   $    (84,970)  $ (1,046,322)  $   (422,010)  $ (1,392,378)
    4,885,353...      4,781,824      5,903,902    (12,779,112)   (14,537,569)   (14,910,736)
    43,007,635..     26,829,481     29,634,368     21,093,144     28,235,221     33,813,560
    ------------   ------------   ------------   ------------   ------------   ------------
    48,880,686..     31,973,954     35,453,300      7,267,710     13,275,642     17,510,446
    ------------   ------------   ------------   ------------   ------------   ------------
    41,433,594..     45,304,294     48,906,599     27,126,878     32,017,760     38,154,373
    6,972,882...      4,147,829     (1,439,882)    (8,238,569)   (12,185,863)   (14,588,212)
     (62,935,325)   (59,781,974)   (49,941,499)   (38,145,657)   (39,331,589)   (37,540,816)
         (77,070)       (76,300)       (77,647)       (46,722)       (47,924)       (50,864)
    ------------   ------------   ------------   ------------   ------------   ------------
     (14,605,919)   (10,406,151)    (2,552,429)   (19,304,070)   (19,547,616)   (14,025,519)
    ------------   ------------   ------------   ------------   ------------   ------------
    34,274,767..     21,567,803     32,900,871    (12,036,360)    (6,271,974)     3,484,927
    357,153,939..   335,586,136    302,685,265    222,568,551    228,840,525    225,355,598
    ------------   ------------   ------------   ------------   ------------   ------------
    $391,428,706.. $357,153,939   $335,586,136   $210,532,191   $222,568,551   $228,840,525
    ============   ============   ============   ============   ============   ============

           WESTERN ASSET MANAGEMENT
                U.S. GOVERNMENT
                  SUB-ACCOUNT
     -------------------------------------
        2006          2005         2004
     -----------   ----------   ----------
     $   165,391   $   39,752   $    1,852
        (135,837)      72,419       30,956
         403,509      (63,876)      (8,495)
     -----------   ----------   ----------
         433,063       48,295       24,313
     -----------   ----------   ----------
         933,314      602,814       75,003
      18,232,860    4,054,630      532,735
      (2,468,264)    (223,815)    (135,091)
          (8,067)      (8,888)      (9,942)
     -----------   ----------   ----------
      16,689,843    4,424,741      462,705
     -----------   ----------   ----------
      17,122,906    4,473,036      487,018
       5,988,976    1,515,940    1,028,922
     -----------   ----------   ----------
     $23,111,882   $5,988,976   $1,515,940
     ===========   ==========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                       WESTERN ASSET MANAGEMENT                            MFS
                                                     STRATEGIC BOND OPPORTUNITIES                    INVESTORS TRUST
                                                              SUB-ACCOUNT                              SUB-ACCOUNT
                                                 -------------------------------------   ----------------------------------------
                                                    2006          2005         2004        2006(A)         2005          2004
                                                 -----------   ----------   ----------   ------------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).................   $   574,956   $  130,666   $   32,045   $    146,613   $   (17,349)  $   (47,102)
 Net realized gains (losses) on investments...        11,838      226,099       15,924      3,184,371       864,228      (268,170)
 Change in net unrealized appreciation
  (depreciation) of investments...............         8,968     (186,816)      82,194     (2,498,477)      294,541     2,208,942
                                                 -----------   ----------   ----------   ------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from operations....................       595,762      169,949      130,163        832,507     1,141,420     1,893,670
                                                 -----------   ----------   ----------   ------------   -----------   -----------
From capital transactions:
 Payments received from policy owners.........     1,722,200      944,706       92,149        788,440     2,591,798     2,312,260
 Transfers between Sub-Accounts (including
  fixed account), net.........................     3,997,083    5,252,027    2,139,359    (17,639,830)   (1,732,240)   10,290,057
 Transfers for contract benefits and
  terminations................................    (1,815,199)    (720,730)     (96,340)      (793,709)   (2,940,802)   (2,165,748)
 Contract maintenance charges.................       (17,028)     (17,935)     (18,394)        (2,758)       (8,492)       (7,896)
                                                 -----------   ----------   ----------   ------------   -----------   -----------
Net increase (decrease) in net assets
 resulting from capital transactions..........     3,887,056    5,458,068    2,116,774    (17,647,857)   (2,089,736)   10,428,673
                                                 -----------   ----------   ----------   ------------   -----------   -----------
NET CHANGE IN NET ASSETS......................     4,482,818    5,628,017    2,246,937    (16,815,350)     (948,316)   12,322,343
NET ASSETS -- BEGINNING OF PERIOD.............     9,512,958    3,884,941    1,638,004     16,815,350    17,763,666     5,441,323
                                                 -----------   ----------   ----------   ------------   -----------   -----------
NET ASSETS -- END OF PERIOD...................   $13,995,776   $9,512,958   $3,884,941   $         --   $16,815,350   $17,763,666
                                                 ===========   ==========   ==========   ============   ===========   ===========

(a) For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                  FI MID CAP                          JENNISON                         RUSSELL 2000
                 OPPORTUNITIES                         GROWTH                              INDEX
                  SUB-ACCOUNT                        SUB-ACCOUNT                        SUB-ACCOUNT
    ---------------------------------------   -------------------------   ---------------------------------------
       2006          2005          2004          2006         2005(B)        2006          2005          2004
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $  (172,212)  $  (176,847)  $   (11,223)  $   (35,207)  $   (23,580)  $   102,360   $    63,817   $   (11,707)
      1,255,273      (428,954)   (3,457,450)      350,561       113,996     3,360,238     1,929,164       624,110
      2,418,061     2,538,292     8,296,333       (97,967)    1,346,139       760,311      (920,521)    2,397,634
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      3,501,122     1,932,491     4,827,660       217,387     1,436,555     4,222,909     1,072,460     3,010,037
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      4,265,472     5,352,651     5,971,764     1,205,068       740,436     3,263,779     3,248,510     3,130,151
       (437,405)   (2,447,469)     (274,488)     (243,649)    6,985,991      (398,409)    1,733,810     4,300,372
     (6,236,111)   (6,404,153)   (5,610,431)   (1,534,847)   (1,061,237)   (4,385,494)   (2,868,783)   (2,654,485)
             --            --            --          (896)         (564)           --            --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     (2,408,044)   (3,498,971)       86,845      (574,324)    6,664,626    (1,520,124)    2,113,537     4,776,038
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,093,078    (1,566,480)    4,914,505      (356,937)    8,101,181     2,702,785     3,185,997     7,786,075
     31,907,921    33,474,401    28,559,896     8,101,181            --    24,753,651    21,567,654    13,781,579
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $33,000,999   $31,907,921   $33,474,401   $ 7,744,244   $ 8,101,181   $27,456,436   $24,753,651   $21,567,654
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                               FI                                      BLACKROCK
                                                       INTERNATIONAL STOCK                          STRATEGIC VALUE
                                                           SUB-ACCOUNT                                SUB-ACCOUNT
                                             ---------------------------------------   ------------------------------------------
                                                2006          2005          2004           2006           2005           2004
                                             -----------   -----------   -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).............   $   469,195   $    34,670   $   273,104   $   (110,583)  $   (350,929)  $   (329,632)
 Net realized gains (losses) on
  investments.............................     3,142,765        60,812      (888,146)    15,048,662      7,574,260      1,890,673
 Change in net unrealized appreciation
  (depreciation) of investments...........     3,874,760     7,358,868     6,749,239     (4,163,723)    (4,669,915)     7,770,697
                                             -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations................     7,486,720     7,454,350     6,134,197     10,774,356      2,553,416      9,331,738
                                             -----------   -----------   -----------   ------------   ------------   ------------
From capital transactions:
 Payments received from policy owners.....     5,276,401     5,882,164     6,594,522     10,016,371     11,576,525     12,120,052
 Transfers between Sub-Accounts (including
  fixed account), net.....................    (3,243,602)    2,209,670    (2,552,475)    (3,240,644)    (3,840,897)     5,041,574
 Transfers for contract benefits and
  terminations............................    (8,494,778)   (7,337,073)   (5,702,900)   (13,969,287)   (13,470,595)   (10,278,815)
 Contract maintenance charges.............       (19,305)      (18,049)      (17,013)            --             --             --
                                             -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from capital transactions......    (6,481,284)      736,712    (1,677,866)    (7,193,560)    (5,734,967)     6,882,811
                                             -----------   -----------   -----------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS..................     1,005,436     8,191,062     4,456,331      3,580,796     (3,181,551)    16,214,549
NET ASSETS -- BEGINNING OF PERIOD.........    48,315,947    40,124,885    35,668,554     70,237,347     73,418,898     57,204,349
                                             -----------   -----------   -----------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD...............   $49,321,383   $48,315,947   $40,124,885   $ 73,818,143   $ 70,237,347   $ 73,418,898
                                             ===========   ===========   ===========   ============   ============   ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                     METLIFE                                 LEHMAN BROTHERS                           MORGAN STANLEY
                   STOCK INDEX                            AGGREGATE BOND INDEX                           EAFE INDEX
                   SUB-ACCOUNT                                 SUB-ACCOUNT                              SUB-ACCOUNT
    ------------------------------------------   ---------------------------------------   --------------------------------------
        2006           2005           2004          2006          2005          2004          2006          2005          2004
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
    $  3,083,788   $  2,150,918   $    523,477   $ 1,197,570   $ 1,054,080   $   745,762   $   205,489   $   133,509   $   18,229
       8,147,733       (869,033)    (2,768,451)     (259,014)        8,478       223,193       885,145       820,065      595,987
      19,171,837      6,994,271     21,768,164       151,885      (564,840)       43,507     2,461,504       569,205      912,436
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
      30,403,358      8,276,156     19,523,190     1,090,441       497,718     1,012,462     3,552,138     1,522,779    1,526,652
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
      23,555,006     27,860,084     31,445,881     4,465,814     6,120,007     6,378,076     1,903,791     1,624,296    1,295,709
      (3,618,267)    (4,739,550)    (3,724,940)     (736,557)     (522,866)     (411,029)    1,415,021     1,764,562    2,819,569
     (34,601,926)   (33,196,540)   (32,940,006)   (4,654,632)   (4,625,158)   (4,555,741)   (2,136,448)   (1,448,673)    (657,089)
         (41,441)       (40,948)       (42,067)           --            --            --            --            --           --
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
     (14,706,628)   (10,116,954)    (5,261,132)     (925,375)      971,983     1,411,306     1,182,364     1,940,185    3,458,189
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
      15,696,730     (1,840,798)    14,262,058       165,066     1,469,701     2,423,768     4,734,502     3,462,964    4,984,841
     213,385,168    215,225,966    200,963,908    29,833,679    28,363,978    25,940,210    13,270,424     9,807,460    4,822,619
    ------------   ------------   ------------   -----------   -----------   -----------   -----------   -----------   ----------
    $229,081,898   $213,385,168   $215,225,966   $29,998,745   $29,833,679   $28,363,978   $18,004,926   $13,270,424   $9,807,460
    ============   ============   ============   ===========   ===========   ===========   ===========   ===========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                 METLIFE                             FRANKLIN TEMPLETON
                                                           MID CAP STOCK INDEX                        SMALL CAP GROWTH
                                                               SUB-ACCOUNT                              SUB-ACCOUNT
                                                 ---------------------------------------   --------------------------------------
                                                    2006          2005          2004          2006          2005         2004
                                                 -----------   -----------   -----------   -----------   ----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).................   $   131,669   $    38,308   $     4,975   $   (28,720)  $  (27,835)  $   (21,764)
 Net realized gains (losses) on investments...     2,118,798     1,329,969       242,058       723,749      590,301       173,561
 Change in net unrealized appreciation
  (depreciation) of investments...............      (744,231)      184,066     1,119,929       (40,740)    (268,460)      359,472
                                                 -----------   -----------   -----------   -----------   ----------   -----------
Net increase (decrease) in net assets
 resulting from operations....................     1,506,236     1,552,343     1,366,962       654,289      294,006       511,269
                                                 -----------   -----------   -----------   -----------   ----------   -----------
From capital transactions:
 Payments received from policy owners.........     2,077,311     1,958,858     1,877,884     1,163,086    1,317,725     1,357,165
 Transfers between Sub-Accounts (including
  fixed account), net.........................     2,156,257     1,643,644     2,266,847       122,806      (83,149)    1,249,783
 Transfers for contract benefits and
  terminations................................    (2,748,616)   (1,815,827)   (1,091,245)   (1,355,927)    (204,129)   (1,070,809)
 Contract maintenance charges.................            --            --            --            --           --            --
                                                 -----------   -----------   -----------   -----------   ----------   -----------
Net increase (decrease) in net assets
 resulting from capital transactions..........     1,484,952     1,786,675     3,053,486       (70,035)   1,030,447     1,536,139
                                                 -----------   -----------   -----------   -----------   ----------   -----------
NET CHANGE IN NET ASSETS......................     2,991,188     3,339,018     4,420,448       584,254    1,324,453     2,047,408
NET ASSETS -- BEGINNING OF PERIOD.............    14,077,266    10,738,248     6,317,800     6,719,469    5,395,016     3,347,608
                                                 -----------   -----------   -----------   -----------   ----------   -----------
NET ASSETS -- END OF PERIOD...................   $17,068,454   $14,077,266   $10,738,248   $ 7,303,723   $6,719,469   $ 5,395,016
                                                 ===========   ===========   ===========   ===========   ==========   ===========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                 BLACKROCK                               BLACKROCK                            NEUBERGER BERMAN
                 LARGE CAP                            LARGE CAP VALUE                           MID CAP VALUE
                SUB-ACCOUNT                             SUB-ACCOUNT                              SUB-ACCOUNT
    ------------------------------------   -------------------------------------   ---------------------------------------
       2006         2005         2004         2006          2005         2004         2006          2005          2004
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
    $   18,475   $   11,287   $    3,914   $    59,380   $   24,458   $  (13,608)  $     1,584   $   (65,265)  $   (39,638)
        96,820       91,015       23,584       545,228      193,769      386,999     4,655,123     2,642,698     1,226,554
       114,020      (52,412)     104,808       598,642       54,281       22,099      (908,234)      476,829     1,788,862
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
       229,315       49,890      132,306     1,203,250      272,508      395,490     3,748,473     3,054,262     2,975,778
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
       347,915      410,498      392,804     1,273,493    1,223,191      951,227     4,959,891     4,126,831     2,408,718
      (129,734)      85,680       70,955     2,264,706      735,377      780,881     3,313,258    10,517,914     5,812,450
      (283,814)    (413,113)     (27,623)   (1,128,064)    (758,744)    (541,105)   (6,621,282)   (3,504,869)   (2,029,988)
            --           --           --            --           --           --            --            --            --
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
       (65,633)      83,065      436,136     2,410,135    1,199,824    1,191,003     1,651,867    11,139,876     6,191,180
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
       163,682      132,955      568,442     3,613,385    1,472,332    1,586,493     5,400,340    14,194,138     9,166,958
     1,613,324    1,480,369      911,927     5,225,941    3,753,609    2,167,116    32,943,567    18,749,429     9,582,471
    ----------   ----------   ----------   -----------   ----------   ----------   -----------   -----------   -----------
    $1,777,006   $1,613,324   $1,480,369   $ 8,839,326   $5,225,941   $3,753,609   $38,343,907   $32,943,567   $18,749,429
    ==========   ==========   ==========   ===========   ==========   ==========   ===========   ===========   ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                HARRIS OAKMARK                           T. ROWE PRICE
                                                                LARGE CAP VALUE                        LARGE CAP GROWTH
                                                                  SUB-ACCOUNT                             SUB-ACCOUNT
                                                    ---------------------------------------   -----------------------------------
                                                       2006          2005          2004          2006          2005      2004(C)
                                                    -----------   -----------   -----------   -----------   ----------   --------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)....................   $    50,259   $    27,003   $     1,587   $     5,479   $   18,522   $   (501)
 Net realized gains (losses) on investments......       704,802       486,957       494,753       414,265       52,379       (614)
 Change in net unrealized appreciation
  (depreciation) of investments..................     1,401,637      (644,749)      339,192       274,201      401,931     55,012
                                                    -----------   -----------   -----------   -----------   ----------   --------
Net increase (decrease) in net assets resulting
 from operations.................................     2,156,698      (130,789)      835,532       693,945      472,832     53,897
                                                    -----------   -----------   -----------   -----------   ----------   --------
From capital transactions:
 Payments received from policy owners............     2,614,196     2,755,662     2,235,177       816,331      591,192     34,624
 Transfers between Sub-Accounts (including fixed
  account), net..................................    (1,914,435)    3,214,514     2,118,095    (1,166,712)   4,632,837    699,642
 Transfers for contract benefits and
  terminations...................................    (2,569,473)   (2,027,006)   (1,281,906)     (704,060)    (398,081)   (21,617)
 Contract maintenance charges....................            --            --            --            --           --         --
                                                    -----------   -----------   -----------   -----------   ----------   --------
Net increase (decrease) in net assets resulting
 from capital transactions.......................    (1,869,712)    3,943,170     3,071,366    (1,054,441)   4,825,948    712,649
                                                    -----------   -----------   -----------   -----------   ----------   --------
NET CHANGE IN NET ASSETS.........................       286,986     3,812,381     3,906,898      (360,496)   5,298,780    766,546
NET ASSETS -- BEGINNING OF PERIOD................    13,328,806     9,516,425     5,609,527     6,065,326      766,546         --
                                                    -----------   -----------   -----------   -----------   ----------   --------
NET ASSETS -- END OF PERIOD......................   $13,615,792   $13,328,806   $ 9,516,425   $ 5,704,830   $6,065,326   $766,546
                                                    ===========   ===========   ===========   ===========   ==========   ========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

              T. ROWE PRICE                         OPPENHEIMER                          BLACKROCK
             SMALL CAP GROWTH                      GLOBAL EQUITY                     AGGRESSIVE GROWTH
               SUB-ACCOUNT                          SUB-ACCOUNT                         SUB-ACCOUNT
    ----------------------------------   ----------------------------------   --------------------------------
       2006         2005      2004(C)       2006         2005      2004(C)       2006        2005     2004(C)
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
    $  (13,378)  $   (2,744)  $   (224)  $   76,103   $    1,167   $    (42)  $   (4,379)  $ (1,689)  $   (510)
       148,598       35,555       (602)     220,200       14,077        125       53,157     29,202        860
       (69,411)     111,744     43,347      302,557      177,774      6,969       13,209     29,347     33,766
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
        65,809      144,555     42,521      598,860      193,018      7,052       61,987     56,860     34,116
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
       482,945      192,959     90,341      559,232      192,624     10,117      259,300    113,786     27,689
     2,061,128    1,470,745    391,390    2,208,426    2,023,540    116,638      478,662    119,864    472,336
      (730,086)     (75,516)    (8,141)    (670,852)    (105,132)    (2,216)    (315,276)   (42,470)    (4,020)
            --           --         --           --           --         --           --         --         --
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
     1,813,987    1,588,188    473,590    2,096,806    2,111,032    124,539      422,686    191,180    496,005
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
     1,879,796    1,732,743    516,111    2,695,666    2,304,050    131,591      484,673    248,040    530,121
     2,248,854      516,111         --    2,435,641      131,591         --      778,161    530,121         --
    ----------   ----------   --------   ----------   ----------   --------   ----------   --------   --------
    $4,128,650   $2,248,854   $516,111   $5,131,307   $2,435,641   $131,591   $1,262,834   $778,161   $530,121
    ==========   ==========   ========   ==========   ==========   ========   ==========   ========   ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                           BLACKROCK                        METLIFE
                                                                          DIVERSIFIED               CONSERVATIVE ALLOCATION
                                                                          SUB-ACCOUNT                     SUB-ACCOUNT
                                                               ----------------------------------   ------------------------
                                                                  2006         2005      2004(C)       2006        2005(B)
                                                               ----------   ----------   --------   ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)...............................   $   65,131   $   16,975   $   (979)   $ 13,457      $  1,092
 Net realized gains (losses) on investments.................       32,548       42,119        890       7,555           476
 Change in net unrealized appreciation (depreciation) of
  investments...............................................      223,263       41,409     46,566      23,520         4,828
                                                               ----------   ----------   --------    --------      --------
Net increase (decrease) in net assets resulting from
 operations.................................................      320,942      100,503     46,477      44,532         6,396
                                                               ----------   ----------   --------    --------      --------
From capital transactions:
 Payments received from policy owners.......................      530,545      518,291     36,784      45,000        37,630
 Transfers between Sub-Accounts (including fixed account),
  net.......................................................     (137,715)   1,833,219    767,661     466,352       468,575
 Transfers for contract benefits and terminations...........     (381,603)    (221,837)     1,369     (88,446)      (18,181)
 Contract maintenance charges...............................           --           --         --          --            --
                                                               ----------   ----------   --------    --------      --------
Net increase (decrease) in net assets resulting from capital
 transactions...............................................       11,227    2,129,673    805,814     422,906       488,024
                                                               ----------   ----------   --------    --------      --------
NET CHANGE IN NET ASSETS....................................      332,169    2,230,176    852,291     467,438       494,420
NET ASSETS -- BEGINNING OF PERIOD...........................    3,082,467      852,291         --     494,420            --
                                                               ----------   ----------   --------    --------      --------
NET ASSETS -- END OF PERIOD.................................   $3,414,636   $3,082,467   $852,291    $961,858      $494,420
                                                               ==========   ==========   ========    ========      ========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

     METLIFE CONSERVATIVE             METLIFE                METLIFE MODERATE              METLIFE
    TO MODERATE ALLOCATION      MODERATE ALLOCATION      TO AGGRESSIVE ALLOCATION   AGGRESSIVE ALLOCATION
          SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
    -----------------------   ------------------------   ------------------------   ---------------------
       2006        2005(B)       2006        2005(B)        2006        2005(B)        2006      2005(B)
    -----------   ---------   -----------   ----------   -----------   ----------   ----------   --------
    $6,662.....   $    732    $   171,041   $   12,599   $    72,363   $    8,707   $    5,302   $  1,161
    3,752.....       1,635        340,026        1,525       367,029        4,473       68,153      2,413
    37,322....       1,955        763,970       80,069     1,414,416       59,638      190,262     12,700
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    47,736....       4,322      1,275,037       94,193     1,853,808       72,818      263,717     16,274
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    825,099...       3,539      1,970,347      193,806     2,579,522      182,303      398,456     63,611
    737,291...     230,874     10,824,618    3,533,186    16,629,738    2,667,542    2,731,433    340,251
      (186,393)     (8,128)    (1,233,980)     (83,269)   (2,117,545)    (103,698)    (505,218)   (14,806)
    --........          --             --           --            --           --           --         --
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    1,375,997..    226,285     11,560,985    3,643,723    17,091,715    2,746,147    2,624,671    389,056
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    1,423,733..    230,607     12,836,022    3,737,916    18,945,523    2,818,965    2,888,388    405,330
    230,607...          --      3,737,916           --     2,818,965           --      405,330         --
    ----------    --------    -----------   ----------   -----------   ----------   ----------   --------
    $1,654,340..  $230,607    $16,573,938   $3,737,916   $21,764,488   $2,818,965   $3,293,718   $405,330
    ==========    ========    ===========   ==========   ===========   ==========   ==========   ========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                   FI                      AMERICAN FUNDS
                                                                LARGE CAP                      GROWTH
                                                               SUB-ACCOUNT                  SUB-ACCOUNT
                                                               -----------   ------------------------------------------
                                                                 2006(D)         2006           2005           2004
                                                               -----------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)...............................     $   (14)    $    774,602   $    429,956   $   (359,098)
 Net realized gains (losses) on investments.................           3        6,427,374      2,405,771      1,069,623
 Change in net unrealized appreciation (depreciation) of
  investments...............................................       1,229       11,430,058     21,506,036     13,265,948
                                                                 -------     ------------   ------------   ------------
Net increase (decrease) in net assets resulting from
 operations.................................................       1,218       18,632,034     24,341,763     13,976,473
                                                                 -------     ------------   ------------   ------------
From capital transactions:
 Payments received from policy owners.......................      16,267       28,697,849     27,228,305     25,682,744
 Transfers between Sub-Accounts (including fixed account),
  net.......................................................      15,303       15,651,054     21,890,185     17,012,991
 Transfers for contract benefits and terminations...........        (516)     (35,360,626)   (26,737,706)   (17,256,054)
 Contract maintenance charges...............................          --               --             --             --
                                                                 -------     ------------   ------------   ------------
Net increase (decrease) in net assets resulting from capital
 transactions...............................................      31,054        8,988,277     22,380,784     25,439,681
                                                                 -------     ------------   ------------   ------------
NET CHANGE IN NET ASSETS....................................      32,272       27,620,311     46,722,547     39,416,154
NET ASSETS -- BEGINNING OF PERIOD...........................          --      184,342,864    137,620,317     98,204,163
                                                                 -------     ------------   ------------   ------------
NET ASSETS -- END OF PERIOD.................................     $32,272     $211,963,175   $184,342,864   $137,620,317
                                                                 =======     ============   ============   ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                  AMERICAN FUNDS                              AMERICAN FUNDS                AMERICAN FUNDS
                  GROWTH-INCOME                        GLOBAL SMALL CAPITALIZATION               BOND
                   SUB-ACCOUNT                                 SUB-ACCOUNT                   SUB-ACCOUNT
    ------------------------------------------   ----------------------------------------   --------------
        2006           2005           2004           2006          2005          2004          2006(D)
    ------------   ------------   ------------   ------------   -----------   -----------   --------------
    $  1,343,741   $    902,841   $    359,107   $      2,449   $   171,446   $  (112,234)    $      721
       6,841,328      2,343,917      1,048,558      5,934,141     2,045,188       863,723            (45)
       7,262,226      2,102,684      5,902,884      6,069,880     6,281,497     3,579,827         90,784
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
      15,447,295      5,349,442      7,310,549     12,006,470     8,498,131     4,331,316         91,460
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
      17,768,146     17,474,402     16,585,149      7,460,456     6,022,679     4,384,514        117,315
       4,502,222      9,368,852     13,256,866      9,669,549    10,992,834     6,393,929      3,017,940
     (18,313,942)   (15,544,323)   (11,730,258)   (10,123,033)   (5,963,602)   (3,241,423)       (93,783)
              --             --             --             --            --            --             --
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
       3,956,426     11,298,931     18,111,757      7,006,972    11,051,911     7,537,020      3,041,472
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
      19,403,721     16,648,373     25,422,306     19,013,442    19,550,042    11,868,336      3,132,932
     102,332,076     85,683,703     60,261,397     47,588,867    28,038,825    16,170,489             --
    ------------   ------------   ------------   ------------   -----------   -----------     ----------
    $121,735,797   $102,332,076   $ 85,683,703   $ 66,602,309   $47,588,867   $28,038,825     $3,132,932
    ============   ============   ============   ============   ===========   ===========     ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                           FIDELITY                                     FIDELITY
                                                      VIP EQUITY-INCOME                               VIP OVERSEAS
                                                         SUB-ACCOUNT                                  SUB-ACCOUNT
                                          ------------------------------------------   ------------------------------------------
                                              2006           2005           2004           2006           2005           2004
                                          ------------   ------------   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)............ $  4,515,810   $  1,626,588   $  1,448,457   $    388,513   $     60,593   $    648,204
 Net realized gains (losses) on
  investments............................   23,250,201      9,871,627      6,636,007     (1,830,080)     1,616,201     (1,480,246)
 Change in net unrealized appreciation
  (depreciation) of investments..........    1,879,953     (3,446,973)     8,365,954     24,309,349     19,836,609     15,709,356
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from operations...............   29,645,964      8,051,242     16,450,418     22,867,782     21,513,403     14,877,314
                                          ------------   ------------   ------------   ------------   ------------   ------------
From capital transactions:
 Payments received from policy owners....   14,033,200     16,342,695     18,419,042     11,657,246     13,154,046     15,226,091
 Transfers between Sub-Accounts
  (including fixed account), net.........      441,501     (3,543,521)    (2,846,935)       376,011     (5,724,751)    (3,385,978)
 Transfers for contract benefits and
  terminations...........................  (28,659,482)   (25,896,948)   (24,894,264)   (23,653,371)   (19,548,472)   (19,161,692)
 Contract maintenance charges............           --             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
 resulting from capital transactions.....  (14,184,781)   (13,097,774)    (9,322,157)   (11,620,114)   (12,119,177)    (7,321,579)
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET CHANGE IN NET ASSETS.................   15,461,183     (5,046,532)     7,128,261     11,247,668      9,394,226      7,555,735
NET ASSETS -- BEGINNING OF PERIOD........  160,020,101    165,066,633    157,938,372    137,138,211    127,743,985    120,188,250
                                          ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS -- END OF PERIOD.............. $175,481,284   $160,020,101   $165,066,633   $148,385,879   $137,138,211   $127,743,985
                                          ============   ============   ============   ============   ============   ============

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                 T. ROWE PRICE                                 PIMCO                                     RCM
                MID-CAP GROWTH                             TOTAL RETURN                           GLOBAL TECHNOLOGY
                  SUB-ACCOUNT                               SUB-ACCOUNT                              SUB-ACCOUNT
    ---------------------------------------   ---------------------------------------   -------------------------------------
       2006          2005          2004          2006          2005          2004          2006         2005          2004
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
    $   (87,596)  $   (66,861)  $   (39,670)  $ 1,010,224   $  (136,517)  $ 2,025,662   $  (14,830)  $   (15,761)  $  (17,970)
      1,298,793       976,579       528,262        22,035       412,903       239,643       28,396       (45,085)     389,960
        (53,103)    1,202,380       995,330     1,194,931       477,776      (911,352)     157,821       409,427     (617,576)
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
      1,158,094     2,112,098     1,483,922     2,227,190       754,162     1,353,953      171,387       348,581     (245,586)
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
      2,412,145     2,210,701     1,687,266     8,332,214     7,951,787     7,653,492      728,617       812,663    1,027,546
      4,082,277     3,485,988     3,857,668     2,272,536     4,681,693     5,000,764      (66,416)     (460,118)     434,628
     (3,408,336)     (366,585)   (2,325,637)   (8,213,889)   (5,676,558)   (4,491,527)    (727,315)   (3,282,579)     760,174
             --            --            --            --            --            --           --            --           --
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
      3,086,086     5,330,104     3,219,297     2,390,861     6,956,922     8,162,729      (65,114)   (2,930,034)   2,222,348
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
      4,244,180     7,442,202     4,703,219     4,618,051     7,711,084     9,516,682      106,273    (2,581,453)   1,976,762
     17,311,727     9,869,525     5,166,306    41,507,727    33,796,643    24,279,961    3,690,264     6,271,717    4,294,955
    -----------   -----------   -----------   -----------   -----------   -----------   ----------   -----------   ----------
    $21,555,907   $17,311,727   $ 9,869,525   $46,125,778   $41,507,727   $33,796,643   $3,796,537   $ 3,690,264   $6,271,717
    ===========   ===========   ===========   ===========   ===========   ===========   ==========   ===========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                    LAZARD                                 MET/AIM
                                                                    MID-CAP                            SMALL CAP GROWTH
                                                                  SUB-ACCOUNT                            SUB-ACCOUNT
                                                     -------------------------------------   ------------------------------------
                                                        2006          2005         2004         2006         2005         2004
                                                     -----------   ----------   ----------   ----------   ----------   ----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss)......................  $     4,026   $   (6,740)  $  (20,653)  $  (19,305)  $  (18,759)  $  (20,687)
 Net realized gains (losses) on investments........      766,175      875,197      354,012      774,927      414,585      277,085
 Change in net unrealized appreciation
  (depreciation) of investments....................       60,580     (443,804)     129,409     (225,798)    (114,128)     (25,476)
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from operations...................................      830,781      424,653      462,768      529,824      281,698      230,922
                                                     -----------   ----------   ----------   ----------   ----------   ----------
From capital transactions:
 Payments received from policy owners..............      929,653      946,465      883,000      583,612      573,108      675,758
 Transfers between Sub-Accounts (including fixed
  account), net....................................      331,990      734,997    1,571,215      703,361     (503,781)    (192,739)
 Transfers for contract benefits and
  terminations.....................................   (1,332,845)    (982,508)    (561,185)    (968,252)    (519,619)    (414,174)
 Contract maintenance charges......................           --           --           --           --           --           --
                                                     -----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets resulting
 from capital transactions.........................      (71,202)     698,954    1,893,030      318,721     (450,292)      68,845
                                                     -----------   ----------   ----------   ----------   ----------   ----------
NET CHANGE IN NET ASSETS...........................      759,579    1,123,607    2,355,798      848,545     (168,594)     299,767
NET ASSETS -- BEGINNING OF PERIOD..................    6,002,785    4,879,178    2,523,380    3,699,893    3,868,487    3,568,720
                                                     -----------   ----------   ----------   ----------   ----------   ----------
NET ASSETS -- END OF PERIOD........................  $ 6,762,364   $6,002,785   $4,879,178   $4,548,438   $3,699,893   $3,868,487
                                                     ===========   ==========   ==========   ==========   ==========   ==========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

                HARRIS OAKMARK                             LEGG MASON                           NEUBERGER BERMAN
                 INTERNATIONAL                         AGGRESSIVE GROWTH                          REAL ESTATE
                  SUB-ACCOUNT                             SUB-ACCOUNT                             SUB-ACCOUNT
    ---------------------------------------   ------------------------------------   --------------------------------------
       2006          2005          2004          2006         2005         2004         2006          2005        2004(C)
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
    $   800,904   $   (58,528)  $   (35,014)  $  (15,055)  $  (15,219)  $  (10,497)  $   107,281   $   (34,808)  $   52,964
      3,481,066       921,780       347,269      487,789      320,070       84,224     1,721,280       214,555       71,815
      5,394,065     2,041,888     1,503,080     (542,275)     137,586      110,794     3,634,132       847,791      202,765
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
      9,676,035     2,905,140     1,815,335      (69,541)     442,437      184,521     5,462,693     1,027,538      327,544
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
      4,761,695     3,525,337     2,145,796      524,835      516,302      527,069     2,775,441     1,356,195      203,875
     12,282,382    10,448,205     5,424,839     (345,649)     575,500     (100,817)    8,893,675     5,910,137    2,791,436
     (5,318,243)   (2,409,486)     (992,457)    (562,606)    (533,283)    (319,464)   (3,027,980)     (888,809)     (23,486)
             --            --            --           --           --           --            --            --           --
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
     11,725,834    11,564,056     6,578,178     (383,420)     558,519      106,788     8,641,136     6,377,523    2,971,825
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
     21,401,869    14,469,196     8,393,513     (452,961)   1,000,956      291,309    14,103,829     7,405,061    3,299,369
     28,085,269    13,616,073     5,222,560    3,341,457    2,340,501    2,049,192    10,704,430     3,299,369           --
    -----------   -----------   -----------   ----------   ----------   ----------   -----------   -----------   ----------
    $49,487,138   $28,085,269   $13,616,073   $2,888,496   $3,341,457   $2,340,501   $24,808,259   $10,704,430   $3,299,369
    ===========   ===========   ===========   ==========   ==========   ==========   ===========   ===========   ==========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS -- FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004

                                                                    MFS                                 LORD ABBETT
                                                          RESEARCH INTERNATIONAL                      BOND DEBENTURE
                                                                SUB-ACCOUNT                             SUB-ACCOUNT
                                                    -----------------------------------   ---------------------------------------
                                                       2006          2005      2004(C)       2006          2005         2004(C)
                                                    -----------   ----------   --------   -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
 Net investment income (loss).....................  $    80,639   $   14,930   $   (265)  $ 2,253,463   $ 1,433,215   $ 2,299,227
 Net realized gains (losses) on investments.......      910,772      232,619      2,878       (42,854)    2,545,422       379,767
 Change in net unrealized appreciation
  (depreciation) of investments...................      533,798      232,397     51,203       840,461    (3,442,079)     (243,945)
                                                    -----------   ----------   --------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations..................................    1,525,209      479,946     53,816     3,051,070       536,558     2,435,049
                                                    -----------   ----------   --------   -----------   -----------   -----------
From capital transactions:
 Payments received from policy owners.............      849,738      454,269     64,020     5,015,300     5,031,351     5,187,563
 Transfers between Sub-Accounts (including fixed
  account), net...................................    5,383,217    2,374,138    761,135       759,926     2,427,137       (73,516)
 Transfers for contract benefits and
  terminations....................................   (1,256,577)    (158,573)   (19,848)   (6,283,724)   (4,931,189)   (4,835,065)
 Contract maintenance charges.....................           --           --         --            --            --            --
                                                    -----------   ----------   --------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from capital transactions........................    4,976,378    2,669,834    805,307      (508,498)    2,527,299       278,982
                                                    -----------   ----------   --------   -----------   -----------   -----------
NET CHANGE IN NET ASSETS..........................    6,501,587    3,149,780    859,123     2,542,572     3,063,857     2,714,031
NET ASSETS -- BEGINNING OF PERIOD.................    4,008,903      859,123         --    34,356,749    31,292,892    28,578,861
                                                    -----------   ----------   --------   -----------   -----------   -----------
NET ASSETS -- END OF PERIOD.......................  $10,510,490   $4,008,903   $859,123   $36,899,321   $34,356,749   $31,292,892
                                                    ===========   ==========   ========   ===========   ===========   ===========

(a)  For the period January 1, 2006 to April 30, 2006

(b) For the period May 1, 2005 to December 31, 2005

(c)  For the period May 3, 2004 to December 31, 2004

(d) For the period May 1, 2006 to December 31, 2006


   The accompanying notes are an integral part of these financial statements.

         OPPENHEIMER         CYCLICAL     CYCLICAL GROWTH &            PIMCO              LEGG MASON
    CAPITAL APPRECIATION    GROWTH ETF       INCOME ETF       INFLATION PROTECTED BOND   VALUE EQUITY
         SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
    ---------------------   -----------   -----------------   ------------------------   ------------
      2006       2005(B)      2006(D)          2006(D)                2006(D)              2006(D)
    ---------   ---------   -----------   -----------------   ------------------------   ------------
    $   (443)   $    (66)     $   904          $   517                $   (304)          $   (35,516)
       2,535       1,634          230               57                   3,457               322,585
      16,452         276          663              261                    (646)              915,746
    --------    --------      -------          -------                --------           -----------
      18,544       1,844        1,797              835                   2,507             1,202,815
    --------    --------      -------          -------                --------           -----------
      46,379       7,461        2,223              416                   7,566             1,374,783
     157,892     145,351       88,638           38,659                 180,926            16,626,658
     (36,825)     (7,675)      (1,938)          (1,196)                (26,841)           (2,043,761)
          --          --           --               --                      --                (4,878)
    --------    --------      -------          -------                --------           -----------
     167,446     145,137       88,923           37,879                 161,651            15,952,802
    --------    --------      -------          -------                --------           -----------
     185,990     146,981       90,720           38,714                 164,158            17,155,617
     146,981          --           --               --                      --                    --
    --------    --------      -------          -------                --------           -----------
    $332,971    $146,981      $90,720          $38,714                $164,158           $17,155,617
    ========    ========      =======          =======                ========           ===========

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 2006

1. BUSINESS

New England Variable Life Separate Account (the "Separate Account"), a separate account of New England Life Insurance Company ("NELICO"), was established by NELICO's Board of Directors on January 31, 1983 to support NELICO's operations with respect to certain variable life insurance policies ("Policies"). NELICO is a wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Separate Account was registered as a unit investment trust on June 8, 1983 under the Investment Company Act of 1940, as amended. It was established in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Separate Account supports variable life insurance policies.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual separate account for financial reporting purposes. The Sub-Accounts invest in shares of the corresponding portfolios, series or funds (with the same name) of the Metropolitan Fund, American Fund, Fidelity Funds or Met Investors Fund (collectively, the "Funds"). For convenience, the portfolios, series and funds are referred to as "portfolios."

The assets of the Separate Account are registered in the name of NELICO. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from NELICO's other assets and liabilities. The portion of the Separate Account's assets applicable to the Policies is not chargeable with liabilities arising out of any other business NELICO may conduct.

The following Sub-Accounts were available for investment as of December 31, 2006:

Zenith Equity Sub-Account
BlackRock Bond Income Sub-Account
BlackRock Money Market Sub-Account
MFS Total Return Sub-Account
Harris Oakmark Focused Value Sub-Account
FI Value Leaders Sub-Account
Loomis Sayles Small Cap Sub-Account
Davis Venture Value Sub-Account
BlackRock Legacy Large Cap Growth Sub-Account
Western Asset Management U.S. Government
  Sub-Account
Western Asset Management Strategic Bond
  Opportunities Sub-Account
FI Mid Cap Opportunities Sub-Account
Jennison Growth Sub-Account
Russell 2000 Index Sub-Account
FI International Stock Sub-Account
BlackRock Strategic Value Sub-Account
MetLife Stock Index Sub-Account
Lehman Brothers Aggregate Bond Index Sub-Account
Morgan Stanley EAFE Index Sub-Account
MetLife Mid Cap Stock Index Sub-Account
Franklin Templeton Small Cap Growth Sub-Account
BlackRock Large Cap Sub-Account
BlackRock Large Cap Value Sub-Account
Neuberger Berman Mid Cap Value Sub-Account
Harris Oakmark Large Cap Value Sub-Account
T. Rowe Price Large Cap Growth Sub-Account
T. Rowe Price Small Cap Growth Sub-Account
Oppenheimer Global Equity Sub-Account
BlackRock Aggressive Growth Sub-Account
BlackRock Diversified Sub-Account
Metlife Conservative Allocation Sub-Account
Metlife Conservative to Moderate Allocation Sub-Account
Metlife Moderate Allocation Sub-Account
Metlife Moderate to Aggressive Allocation Sub-Account
Metlife Aggressive Allocation Sub-Account
FI Large Cap Sub-Account
American Funds Growth Sub-Account
American Funds Growth-Income Sub-Account
American Funds Global Small Capitalization Sub-Account
American Funds Bond Sub-Account
Fidelity Equity-Income Sub-Account
Fidelity Overseas Sub-Account
T. Rowe Price Mid Cap Growth Sub-Account
PIMCO Total Return Sub-Account
RCM Global Technology Sub-Account
Lazard Mid Cap Sub-Account
Met/AIM Small Cap Growth Sub-Account
Harris Oakmark International Sub-Account
Legg Mason Aggressive Growth Sub-Account
Neuberger Berman Real Estate Sub-Account
MFS Research International Sub-Account
Lord Abbett Bond Debenture Sub-Account
Oppenheimer Capital Appreciation Sub-Account
Cyclical Growth ETF Sub-Account
Cyclical Growth and Income ETF Sub-Account
PIMCO Inflation Protected Bond Sub-Account
Legg Mason Value Equity Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1. BUSINESS -- (CONTINUED)

The operations of the Sub-Accounts changed as follows during the years ended December 31, 2006, 2005 and 2004:

For the year ended December 31, 2006:
NAME CHANGES:

Old Name                                                   New Name
--------                                                   --------
Solomon Brothers U.S. Government Sub-Account               Western Asset Management U.S. Government Sub-Account
Solomon Brothers Strategic Bond Opportunities Sub-Account  Western Asset Management Strategic Bond Opportunities Sub-Account
Janus Aggressive Growth Sub-Account                        Legg Mason Aggressive Growth Sub-Account
BlackRock Investment Trust Sub-Account                     BlackRock Large Cap Sub-Account

MERGERS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
MFS Investors Trust Portfolio                              Legg Mason Value Equity Portfolio

ADDITIONS:
FI Large Cap Portfolio Sub-Account
American Funds VIS Bond Sub-Account
Cyclical Growth ETF Sub-Account
Cyclical Growth & Income ETF Sub-Account
PIMCO Inflation Protected Bond Sub-Account

For the year ended December 31, 2005:
NAME CHANGES:

Old Name                                                   New Name
--------                                                   --------
Met/AIM Mid Cap Core Equity Sub-Account                    Lazard Mid-Cap Sub-Account
Neuberger Berman Partners Mid Cap Value Sub-Account        Neuberger Berman Mid Cap Value Sub-Account
Scudder Global Equity Sub-Account                          Oppenheimer Global Equity Sub-Account
State Street Research Aggressive Growth Sub-Account        BlackRock Aggressive Growth Sub-Account
State Street Research Aurora Sub-Account                   BlackRock Strategic Value Sub-Account
State Street Research Bond Income Sub-Account              BlackRock Bond Income Sub-Account
State Street Research Diversified Income Sub-Account       BlackRock Diversified Sub-Account
State Street Research Investment Trust Sub-Account         BlackRock Investment Trust Sub-Account
State Street Research Large Cap Value Sub-Account          BlackRock Large Cap Value Sub-Account
State Street Research Large Cap Growth Sub-Account         BlackRock Legacy Large Cap Growth Sub-Account
State Street Research Money Market Sub-Account             BlackRock Money Market Sub-Account
PIMCO PEA Innovation Sub-Account                           RCM Global Technology Sub-Account

MERGERS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
Met/Putnam Voyager Portfolio                               Jennison Growth Portfolio

SUBSTITUTIONS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
Fidelity VIP High Income Portfolio                         Lord Abbett Bond Debenture Portfolio

For the year ended December 31, 2004:
NAME CHANGES:

Old Name                                                   New Name
--------                                                   --------
FI Structured Equity Sub-Account                           FI Value Leaders Sub-Account
PIMCO Innovation Sub-Account                               PIMCO PEA Innovation Sub-Account

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

1. BUSINESS -- (CONCLUDED)

MERGERS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
FI Mid Cap Opportunities Portfolio                         Janus Mid Cap Opportunities Portfolio
MFS Research Managers Portfolio                            MFS Investors Trust Portfolio
Balanced Portfolio                                         MFS Total Return Portfolio

SUBSTITUTIONS:

Old Portfolio                                              New Portfolio
-------------                                              -------------
Alger Equity Growth Portfolio                              State Street Research Large Cap Growth Portfolio
Fidelity Asset Manager Portfolio                           MFS Total Return Portfolio

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts.

    A. VALUATION OF INVESTMENTS

    Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the portfolios are valued at fair value. Money market portfolio investments are valued utilizing the amortized cost method of valuation, which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

    B. SECURITY TRANSACTIONS

    Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

    C. FEDERAL INCOME TAXES

    The operations of the Separate Account are included in the Federal income tax return of NELICO, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, NELICO does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Policies. Accordingly, no charge is being made currently to the Separate Account for Federal income taxes. NELICO will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the Policies.

    D. NET PREMIUMS

    NELICO deducts a sales charge and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain Policies, NELICO also deducts a Federal tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain Policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. USE OF ESTIMATES

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

    F. RECLASSIFICATION

    In prior year Statement of Operations, the Separate Account reported dividend income and realized gain distributions collectively as dividend income. The realized gain distributions have been reclassified and now appear as a separate line item in the Statement of Operations for all periods presented. In the prior year financial statements, the realized gain distributions were included in the calculations of the investment income ratios. These distributions were appropriately excluded from the current year calculations and prior year periods have been adjusted to conform to the current year presentation. These reclassifications had no effect on the net assets of the Sub-Accounts or unit values of the contracts.

    Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

NELICO charges for the mortality and expense risks assumed. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual costs. If these deductions are insufficient to cover the cost of the mortality and expense risks assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Separate Account from its General Account assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some types of Policies, the charge is assessed daily against the Separate Account assets, and under others it is deducted monthly from policy cash values. These charges result in the reduction of unit values. The table below presents the mortality and expense risk ratios as of December 31, 2006.

PRODUCT                                  DAILY EXPENSE RATE    ANNUAL EXPENSE RATE
---------------------------------------  ------------------    -------------------
Variable Universal Life 2000 Band 1        0.0006849%             0.25%
Variable Universal Life 2000 Band 2        0.0005479%             0.20%
Variable Survivorship Life                 0.0024658%             0.90%
Variable Survivorship Life Plus                0%                   0%
Variable Universal Life                    0.0020548%             0.75%
Zenith Executive Advantage 2000                0%                   0%
Zenith Executive Advantage Plus                0%                   0%
Zenith Flexible Life 2                     0.0016438%             0.60%
Zenith Flexible Life 2002                      0%                   0%
Zenith Life                                0.0009572%             0.35%
Zenith Life One                            0.0012329%             0.45%
Zenith Life Plus                           0.0016438%             0.60%
Zenith Life Plus II                        0.0016438%             0.60%
Zenith Survivorship II                     0.0020548%             0.75%
Zenith Whole Life                          0.0016438%             0.60%
American Gateway Series                    0.0024658%             0.90%

For a full explanation of product charges and associated product features and benefits, please refer to your product prospectus.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from the sales of investments for the year ended December 31, 2006 were as follows:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Zenith Equity Sub-Account...................................  $ 16,161,062    $ 97,929,826
BlackRock Bond Income Sub-Account...........................    16,248,634      15,939,197
BlackRock Money Market Sub-Account..........................    72,976,470      66,788,025
MFS Total Return Sub-Account................................    14,555,386      16,485,961
Harris Oakmark Focused Value Sub-Account....................    25,474,241      27,125,282
FI Value Leaders Sub-Account................................     7,554,680      10,924,839
Loomis Sayles Small Cap Sub-Account.........................    22,720,530      19,566,017
Davis Venture Value Sub-Account.............................    25,907,358      39,752,019
BlackRock Legacy Large Cap Growth Sub-Account...............    10,085,533      30,722,842
Western Asset Management U.S. Government Sub-Account........    22,202,311       5,085,763
Western Asset Management Strategic Bond Opportunities
  Sub-Account...............................................     6,063,125       1,673,716
MFS Investors Trust Sub-Account(a)..........................     1,906,252      18,318,490
FI Mid Cap Opportunities Sub-Account........................     2,645,512       5,219,820
Jennison Growth Sub-Account.................................     1,342,533       1,950,834
Russell 2000 Index Sub-Account..............................     5,327,158       5,688,506
FI International Stock Sub-Account..........................     4,020,667      10,083,243
BlackRock Strategic Value Sub-Account.......................    18,021,624      12,091,358
MetLife Stock Index Sub-Account.............................    22,852,677      27,187,425
Lehman Brothers Aggregate Bond Index Sub-Account............     5,270,743       5,028,146
Morgan Stanley EAFE Index Sub-Account.......................     3,866,434       2,451,203
MetLife Mid Cap Stock Index Sub-Account.....................     5,661,849       2,928,250
Franklin Templeton Small Cap Growth Sub-Account.............     1,704,177       1,424,889
BlackRock Large Cap Sub-Account.............................       323,895         365,023
BlackRock Large Cap Value Sub-Account.......................     3,786,175         934,989
Neuberger Berman Mid Cap Value Sub-Account..................    10,612,879       5,662,748
Harris Oakmark Large Cap Value Sub-Account..................     3,443,805       5,253,010
T. Rowe Price Large Cap Growth Sub-Account..................     2,207,912       3,269,614
T. Rowe Price Small Cap Growth Sub-Account..................     2,770,297         955,520
Oppenheimer Global Equity Sub-Account.......................     3,177,418         920,882
BlackRock Aggressive Growth Sub-Account.....................       796,137         358,047
BlackRock Diversified Sub-Account...........................       858,858         749,329
MetLife Conservative Allocation Sub-Account.................       583,052         131,202
MetLife Conservative to Moderate Allocation Sub-Account.....     1,620,725         204,634
MetLife Moderate Allocation Sub-Account.....................    13,486,441       1,410,725
MetLife Moderate to Aggressive Allocation Sub-Account.......    19,549,991       1,983,217
MetLife Aggressive Allocation Sub-Account...................     3,157,799         418,873
FI Large Cap Sub-Account(b).................................        31,485              24
American Funds Growth Sub-Account...........................    27,853,723      16,747,563
American Funds Growth-Income Sub-Account....................    20,288,253      12,366,347
American Funds Global Small Capitalization Sub-Account......    15,272,085       5,160,417
American Funds Bond Sub-Account(b)..........................     3,089,511           6,306
Fidelity Equity-Income Sub-Account..........................    31,662,872      21,563,140
Fidelity Overseas Sub-Account...............................     8,152,018      18,624,437
T. Rowe Price Mid-Cap Growth Sub-Account....................     5,911,806       2,286,153
PIMCO Total Return Sub-Account..............................    19,833,561      16,370,716
RCM Global Technology Sub-Account...........................     1,294,144       1,353,045
Lazard Mid-Cap Sub-Account..................................     1,976,195       1,313,611
Met/AIM Small Cap Growth Sub-Account........................     1,962,920       1,113,201
Harris Oakmark International Sub-Account....................    18,147,900       3,102,840
Legg Mason Aggressive Growth Sub-Account....................     1,180,748       1,389,066
Neuberger Berman Real Estate Sub-Account....................    13,173,004       3,457,647
MFS Research International Sub-Account......................     9,450,225       3,875,513
Lord Abbett Bond Debenture Sub-Account......................     7,259,006       5,469,901
Oppenheimer Capital Appreciation Sub-Account................       195,650          17,937
Cyclical Growth ETF Sub-Account(b)..........................        91,350             507
Cyclical Growth and Income ETF Sub-Account(b)...............        39,595           1,059
PIMCO Inflation Protected Bond Sub-Account(b)...............       251,099          86,066
Legg Mason Value Equity Sub-Account(b)......................    18,403,937       2,004,054
                                                              ------------    ------------
  Total.....................................................  $584,465,427    $563,293,014
                                                              ============    ============

(a) For the period January 1, 2006 to April 30, 2006
(b) For the period May 1, 2006 to December 31, 2006

                      (This page intentionally left blank)

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.


                                                              ZENITH            BLACKROCK         BLACKROCK          MFS TOTAL
                                                              EQUITY           BOND INCOME       MONEY MARKET         RETURN
                                                            SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                                         -----------------    --------------    --------------    ---------------
2006
Net Assets...........................................    $     734,057,930    $  135,026,897    $  98,569,401     $   135,222,422
Investment Income Ratio to Average Net Assets(1).....                 0.53%             5.70%            4.66%               3.59%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................        7.31% to 8.28%    3.48% to 4.41%   3.88% to 4.81%    11.21% to 12.21%
2005
Net Assets...........................................    $     760,537,208    $  136,600,474    $  92,247,000     $   129,599,852
Investment Income Ratio to Average Net Assets(1).....                 0.90%             4.03%            2.73%               1.78%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................       9.17% to 10.15%    1.50% to 2.41%   1.97% to 2.89%      2.20% to 3.12%
2004
Net Assets...........................................    $     768,360,185    $  142,656,258    $  91,102,430     $   131,220,506
Investment Income Ratio to Average Net Assets(1).....                 0.45%             4.05%            0.94%               2.34%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................      10.00% to 11.00%    3.49% to 4.43%   0.08% to 0.99%    10.25% to 11.25%
2003
Net Assets...........................................    $     756,136,082    $  144,581,086    $ 104,081,007     $    83,494,581
Investment Income Ratio to Average Net Assets(1).....                 0.26%             3.23%            0.79%               1.36%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................      30.27% to 31.45%    4.90% to 5.85%   -0.10% to 0.81%   15.95% to 17.00%
2002
Net Assets...........................................    $     622,855,031    $  137,282,820    $ 112,701,218     $    68,206,350
Investment Income Ratio to Average Net Assets(1).....                 0.36%             4.74%            1.34%               3.36%
Expenses as a Percent of Average Net Assets, Lowest
 to Highest(2)(4)....................................        0.00% to 0.90%    0.00% to 0.90%   0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)................    -22.63% to -21.93%    7.48% to 8.45%    .51% to 1.42%    -6.23% to -5.38%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2006 to December 31, 2006


                                                                                  BLACKROCK LEGACY     WESTERN ASSET
    HARRIS OAKMARK        FI VALUE          LOOMIS SAYLES       DAVIS VENTURE         LARGE CAP         MANAGEMENT
     FOCUSED VALUE         LEADERS            SMALL CAP             VALUE              GROWTH         U.S. GOVERNMENT
      SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
    ---------------   -----------------   -----------------   -----------------   -----------------   ---------------
    $  193,589,963    $      86,759,521   $     171,548,147   $     391,428,706   $    210,532,191    $   23,111,882
              0.31%                1.12%               0.00%               0.83%              0.12%             1.96%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
    11.45% to 12.45%    10.93% to 11.93%    15.64% to 16.68%    13.56% to 14.58%     3.20% to 4.13%    3.23% to 4.16%
    $  191,375,939    $      83,598,030   $     157,114,039   $     357,153,939   $    222,568,551    $    5,988,976
              0.04%                1.13%               0.00%               0.69%              0.41%             1.41%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
     9.00% to 9.98%      9.71% to 10.69%       6.00 to 6.96%     9.31% to 10.30%     6.05% to 7.00%    0.81% to 1.72%
    $  182,473,887    $      80,689,137   $     157,718,819   $     335,586,136   $    228,840,525    $    1,515,940
              0.04%                1.25%               0.00%               0.58%              0.00%             0.86%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%
     8.51% to 9.93%     12.71% to 13.73%    15.31% to 16.35%    11.36% to 12.37%     7.84% to 8.81%    2.08% to 3.01%
    $  165,660,062    $      76,081,031   $     143,154,523   $     302,685,265   $    225,355,598    $    1,028,922
              0.14%                0.72%               0.00%               0.36%              0.06%             0.75%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%             0.00%
    31.47% to 32.66%    25.78% to 26.92%    35.24% to 36.47%    29.70% to 30.87%   33.94% to 35.15%            1.68%
    $  117,335,065    $      64,281,366   $     107,869,661   $     229,190,785   $    175,111,354    $    1,274,788
              0.21%                0.91%               0.11%               0.90%              0.00%             2.59%
     0.00% to 0.90%       0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%             0.00%
    -9.65% to -8.84%  -20.18% to -19.46%  -22.26% to -21.56%  -17.12% to -16.37%  -33.77% to -33.17%            7.94%

      WESTERN ASSET
       MANAGEMENT
     STRATEGIC BOND
      OPPORTUNITIES
       SUB-ACCOUNT
     ---------------
     $    13,995,776
                5.01%
       0.00% to 0.90%
       4.12% to 5.06%
     $     9,512,958
                2.35%
       0.00% to 0.90%
       1.91% to 2.83%
     $     3,884,941
                1.79%
       0.00% to 0.90%
       5.65% to 6.61%
     $     1,638,004
                2.09%
                0.00%
               12.62%
     $     1,224,029
                7.06%
                0.00%
                9.61%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)


The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.

                                                      MFS INVESTORS        FI MID CAP           JENNISON          RUSSELL 2000
                                                          TRUST           OPPORTUNITIES          GROWTH               INDEX
                                                     SUB-ACCOUNT(A)        SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                                    -----------------   -----------------   -----------------   -----------------
2006
Net Assets........................................  $              --   $      33,000,999   $       7,744,244   $      27,456,436
Investment Income Ratio to Average Net
 Assets(1)........................................               3.37%               0.01%               0.00%               0.86%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............      2.57% to 2.87%    10.85% to 11.85%      1.84% to 2.76%    16.91% to 17.96%
2005
Net Assets........................................  $      16,815,350   $      31,907,921   $       8,101,181   $      24,753,651
Investment Income Ratio to Average Net
 Assets(1)........................................               0.46%               0.00%               0.00%               0.78%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............      6.31% to 7.27%      5.96% to 6.92%    20.77% to 21.49%      3.57% to 4.50%
2004
Net Assets........................................  $      17,763,666   $      33,474,401   $              --   $      21,567,654
Investment Income Ratio to Average Net
 Assets(1)........................................               0.27%               0.52%                 --                0.45%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%                 --       0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............    10.37% to 11.37%    16.14% to 17.19%                 --     16.71% to 17.77%
2003
Net Assets........................................  $       5,441,323   $      28,559,896   $              --   $      13,781,579
Investment Income Ratio to Average Net
 Assets(1)........................................               0.31%               0.00%                 --                0.59%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%                 --       0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............    20.76% to 21.85%    33.38% to 34.58%                 --     44.76% to 46.07%
2002
Net Assets........................................  $       4,290,981   $      21,829,984   $              --   $       7,181,453
Investment Income Ratio to Average Net
 Assets(1)........................................               0.45%               0.00%                 --                0.57%
Expenses as a Percent of Average Net Assets,
 Lowest to Highest(2)(4)..........................      0.00% to 0.90%      0.00% to 0.90%                 --       0.00% to 0.90%
Total Return, Lowest to Highest(3)(4).............  -20.93% to -20.21%  -29.63% to -28.99%                 --   -21.18% to -20.46%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2006 to December 31, 2006

    FI INTERNATIONAL        BLACKROCK         METLIFE STOCK       LEHMAN BROTHERS       MORGAN STANLEY      METLIFE MID CAP
          STOCK          STRATEGIC VALUE          INDEX         AGGREGATE BOND INDEX      EAFE INDEX          STOCK INDEX
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
    -----------------   -----------------   -----------------   --------------------   -----------------   -----------------
    $      49,321,383   $      73,818,143   $     229,081,898      $   29,998,745      $      18,004,926   $      17,068,454
                 1.49%               0.31%               2.00%               4.36%                  1.70%               1.22%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      15.45% to 16.49%    15.69% to 16.73%    14.43% to 15.46%      3.19% to 4.12%       24.60% to 25.72%     9.11% to 10.10%
    $      48,315,947   $      70,237,347   $     213,385,168      $   29,833,679      $      13,270,424   $      14,077,266
                 0.63%               0.00%               1.60%               3.98%                  1.55%               0.74%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      16.95% to 18.00%      3.22% to 4.15%      3.70% to 4.64%      1.15% to 2.06%       12.23% to 13.24%    11.27% to 12.27%
    $      40,124,885   $      73,418,898   $     215,225,966      $   28,363,978      $       9,807,460   $      10,738,248
                 1.28%               0.00%               0.85%               3.15%                  0.68%               0.47%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      17.13% to 18.19%    11.97% to 14.31%     9.54% to 10.53%      3.16% to 4.10%       18.57% to 19.64%    15.00% to 16.05%
    $      35,668,554   $      57,204,349   $     200,963,908      $   25,940,210      $       4,822,619   $       6,317,800
                 0.68%               0.00%               1.69%               6.15%                  1.26%               0.45%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
      26.90% to 28.04%    48.79% to 50.14%    27.05% to 28.20%      2.70% to 3.63%       36.40% to 37.64%    33.76% to 34.96%
    $      25,459,765   $      30,801,446   $     158,369,412      $   21,334,948      $       1,740,509   $       3,391,204
                 0.86%               0.07%               0.86%               2.19%                  0.34%               0.34%
        0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%         0.00% to 0.90%      0.00% to 0.90%
    -18.23% to -17.49%  -22.02% to -21.32%  -23.02% to -22.33%     9.25% to 10.23%     -17.38% to -16.63%  -15.67% to -14.91%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.

                                              FRANKLIN TEMPLETON         BLACKROCK             BLACKROCK         NEUBERGER BERMAN
                                               SMALL CAP GROWTH          LARGE CAP          LARGE CAP VALUE       MID CAP VALUE
                                                 SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                              ------------------     -----------------     -----------------     ----------------
2006
Net Assets...............................     $       7,303,723      $       1,777,006     $       8,839,326     $    38,343,907
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  1.31%                 1.20%               0.50%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....        9.03% to 10.01%       13.09% to 14.11%      18.26% to 19.32%    10.46% to 11.45%
2005
Net Assets...............................     $       6,719,469      $       1,613,324     $       5,225,941     $    32,943,567
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.97%                 0.94%               0.26%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....         3.72% to 4.65%         2.66% to 3.59%        5.04% to 5.98%    11.26% to 12.27%
2004
Net Assets...............................     $       5,395,016      $       1,480,369     $       3,753,609     $    18,749,429
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.65%                 0.00%               0.23%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....       10.41% to 11.41%        9.86% to 10.85%      12.38% to 13.40%    21.80% to 22.91%
2003
Net Assets...............................     $       3,347,608      $         911,927     $       2,167,116     $     9,582,471
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.65%                 1.39%               0.26%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....       43.63% to 44.93%       29.07% to 30.24%      34.46% to 35.68%    35.29% to 36.52%
2002
Net Assets...............................     $       1,307,489      $         321,935     $         440,326     $     3,904,165
Investment Income Ratio to Average Net
 Assets(1)...............................                  0.00%                  0.34%                 0.91%               0.03%
Expenses as a Percent of Average Net
 Assets, Lowest to Highest(2)(4).........         0.00% to 0.90%         0.00% to 0.90%        0.00% to 0.90%      0.00% to 0.90%
Total Return, Lowest to Highest(3)(4)....     -28.46% to -27.82%     -26.80% to -26.13%    -20.44% to -19.96%    -10.44% to -9.63%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2006 to December 31, 2006

     HARRIS OAKMARK       T. ROWE PRICE       T. ROWE PRICE        OPPENHEIMER          BLACKROCK          BLACKROCK
     LARGE CAP VALUE    LARGE CAP GROWTH    SMALL CAP GROWTH      GLOBAL EQUITY     AGGRESSIVE GROWTH     DIVERSIFIED
       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT        SUB-ACCOUNT
    -----------------   -----------------   -----------------   -----------------   -----------------   ---------------
    $      13,615,792   $      5,704,830    $      4,128,650    $       5,131,307   $      1,262,834    $     3,414,636
                 0.80%              0.42%               0.00%                2.33%              0.00%              2.35%
        0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%
      17.06% to 18.11%   12.23% to 13.24%      2.97% to 3.90%     15.55% to 16.59%     5.77% to 6.73%    9.54% to 10.53%
    $      13,328,806   $      6,065,326    $      2,248,854    $       2,435,641   $        778,161    $     3,082,467
                 0.73%              0.67%               0.00%                0.37%              0.00%              1.19%
        0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%
      -2.26% to -1.38%     5.64% to 6.59%    10.01% to 11.01%     15.18% to 16.22%    9.71% to 10.70%     2.13% to 3.05%
    $       9,516,425   $        766,546    $        516,111    $         131,591   $        530,121    $       852,291
                 0.47%              0.00%               0.00%                0.00%              0.00%              0.00%
        0.00% to 0.90%     0.00% to 0.90%      0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%     0.00% to 0.90%
      10.42% to 11.42%     8.94% to 9.93%    10.09% to 11.08%     15.37% to 16.42%   12.28% to 12.98%     7.53% to 8.72%
    $       5,609,527   $             --    $             --    $              --   $             --    $            --
                 0.00%                --                  --                   --                 --                 --
        0.00% to 0.90%                --                  --                   --                 --                 --
      24.37% to 25.49%                --                  --                   --                 --                 --
    $       1,416,636   $             --    $             --    $              --   $             --    $            --
                 0.24%                --                  --                   --                 --                 --
        0.00% to 0.90%                --                  --                   --                 --                 --
    -17.58% to -17.08%                --                  --                   --                 --                 --

     METLIFE CONSERVATIVE
          ALLOCATION
         SUB-ACCOUNT
     --------------------
        $     961,858
                 2.62%
        0.00% to 0.90%
        6.30% to 7.25%
        $     494,420
                 0.67%
        0.00% to 0.90%
        3.50% to 4.13%
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --
        $          --
                   --
                   --
                   --

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

5. FINANCIAL HIGHLIGHTS -- (CONTINUED)

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.

                                   METLIFE CONSERVATIVE      METLIFE MODERATE         METLIFE MODERATE         METLIFE AGGRESSIVE
                                  TO MODERATE ALLOCATION        ALLOCATION        TO AGGRESSIVE ALLOCATION         ALLOCATION
                                       SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
                                  ----------------------     ----------------     ------------------------     ------------------
2006
Net Assets...................         $   1,654,340          $    16,573,938          $    21,764,488           $     3,293,718
Investment Income Ratio to
 Average Net Assets(1).......                  1.51%                    1.85%                    0.94%                     0.72%
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............         0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%            0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)...............         8.79% to 9.77%         11.18% to 12.18%         13.53% to 14.55%          15.03% to 16.07%
2005
Net Assets...................         $     230,607          $     3,737,916          $     2,818,965           $       405,330
Investment Income Ratio to
 Average Net Assets(1).......                  0.80%                    0.81%                    0.77%                     0.75%
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............         0.00% to 0.90%           0.00% to 0.90%           0.00% to 0.90%            0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)...............         5.79% to 6.43%           8.00% to 8.66%         10.27% to 10.94%          12.04% to 12.72%
2004
Net Assets...................         $          --          $            --          $            --           $            --
Investment Income Ratio to
 Average Net Assets(1).......                    --                       --                       --                        --
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............                    --                       --                       --                        --
Total Return, Lowest to
 Highest(3)(4)...............                    --                       --                       --                        --
2003
Net Assets...................         $          --          $            --          $            --           $            --
Investment Income Ratio to
 Average Net Assets(1).......                    --                       --                       --                        --
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............                    --                       --                       --                        --
Total Return, Lowest to
 Highest(3)(4)...............                    --                       --                       --                        --
2002
Net Assets...................         $          --          $            --          $            --           $            --
Investment Income Ratio to
 Average Net Assets(1).......                    --                       --                       --                        --
Expenses as a Percent of
 Average Net Assets, Lowest
 to Highest(2)(4)............                    --                       --                       --                        --
Total Return, Lowest to
 Highest(3)(4)...............                    --                       --                       --                        --

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

          FI          AMERICAN FUNDS      AMERICAN FUNDS      AMERICAN FUNDS     AMERICAN FUNDS     FIDELITY VIP
      LARGE CAP           GROWTH          GROWTH & INCOME    GLOBAL SMALL CAP         BOND          EQUITY INCOME
    SUB-ACCOUNT(B)      SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT      SUB-ACCOUNT(B)      SUB-ACCOUNT
    --------------   -----------------   -----------------   -----------------   --------------   -----------------
    $      32,272    $     211,963,175   $    121,735,797    $      66,602,309   $   3,132,932    $     175,481,284
             0.00%                0.81%              1.60%                0.46%           0.57%                3.32%
    0.00% to 0.90%       0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%  0.00% to 0.90%       0.00% to 0.90%
    1.62% to 2.23%      9.23% to 10.22%   14.17% to 15.20%     22.95% to 24.05%  5.32% to 5.95%     19.12% to 20.19%
    $          --    $     184,342,864   $    102,332,076    $      47,588,867   $          --    $     160,020,101
               --                 0.72%              1.39%                0.92%             --                 1.60%
               --        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%             --        0.00% to 0.90%
               --      15.15% to 16.19%     4.89% to 5.83%     24.23% to 25.35%             --        4.92% to 5.87%
    $          --    $     137,620,317   $     85,683,703    $      28,038,825   $          --    $     165,066,633
               --                 0.19%              0.96%                0.00%             --                 1.51%
               --        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%             --        0.00% to 0.90%
               --      11.49% to 12.50%    9.38% to 10.37%     19.80% to 20.88%             --      10.53% to 11.53%
    $          --    $      98,204,163   $     60,261,397    $      16,170,489   $          --    $     157,938,372
               --                 0.13%              1.18%                0.52%             --                 1.72%
               --        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%             --        0.00% to 0.90%
               --      35.58% to 36.81%   31.24% to 32.43%     52.15% to 53.53%             --      29.16% to 30.33%
    $          --    $      43,607,047   $     30,230,922    $       6,653,934   $          --    $     128,013,740
               --                 0.04%              1.36%                0.89%             --                 1.81%
               --        0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%             --        0.00% to 0.90%
               --    -25.13% to -24.45%  -19.08% to -18.34%  -19.78% to -19.05%             --    -17.69% to -16.95%

       FIDELITY VIP        T. ROWE PRICE
         OVERSEAS         MID CAP GROWTH
        SUB-ACCOUNT         SUB-ACCOUNT
     -----------------   -----------------
     $     148,385,879   $      21,555,907
                  0.87%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       17.02% to 18.08%      5.61% to 6.56%
     $     137,138,211   $      17,311,727
                  0.62%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       17.98% to 19.05%    13.84% to 14.87%
     $     127,743,985   $       9,869,525
                  1.12%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       12.61% to 13.64%    17.09% to 18.15%
     $     120,188,250   $       5,166,306
                  0.77%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
       42.09% to 43.37%    35.90% to 37.12%
     $      85,622,356   $       1,594,060
                  0.81%               0.00%
         0.00% to 0.90%      0.00% to 0.90%
     -20.99% to -20.28%  -44.50% to -43.99%

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

5. FINANCIAL HIGHLIGHTS -- (CONCLUDED)

The following table is a summary of total returns, expenses as a percentage of average net assets, excluding expenses for the underlying portfolios, and the investment income ratio to average net assets, for each of the five years ended December 31, 2006, 2005, 2004, 2003 and 2002, or lesser time period if applicable. The table shows the ranges of total returns of the Sub-Accounts for all Policies investing in the Separate Account. The total return reflects the appropriate mortality and expense risks charged against Sub-Account assets, where applicable, for each type of variable life insurance policy. These figures do not reflect charges deducted from the premiums and the cash values of the Policies. Such charges will affect the actual cash values and benefits of the Policies.

                                        PIMCO          RCM GLOBAL            LAZARD              MET/AIM         HARRIS OAKMARK
                                    TOTAL RETURN       TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL
                                     SUB-ACCOUNT       SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
                                    -------------   -----------------   -----------------   -----------------   -----------------
2006
Net Assets........................  $  46,125,778   $       3,796,537   $       6,762,364   $      4,548,438    $      49,487,138
Investment Income Ratio to Average
 Net Assets(1)....................           2.55%               0.00%               0.53%              0.00%                2.51%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  3.87% to 4.80%      4.54% to 5.48%    13.85% to 14.87%   12.89% to 13.91%     28.05% to 29.20%
2005
Net Assets........................  $  41,507,727   $       3,690,264   $       6,002,785   $      3,699,893    $      28,085,269
Investment Income Ratio to Average
 Net Assets(1)....................           0.06%               0.00%               0.39%              0.00%                0.15%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  1.55% to 2.46%    10.36% to 11.35%      7.43% to 8.40%     7.62% to 8.59%     13.46% to 14.48%
2004
Net Assets........................  $  33,796,643   $       6,271,717   $       4,879,178   $      3,868,487    $      13,616,073
Investment Income Ratio to Average
 Net Assets(1)....................           7.43%               0.05%               0.00%              0.00%                0.04%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  4.30% to 5.25%    -5.14% to -4.28%    13.57% to 14.60%     5.77% to 6.73%     19.72% to 20.80%
2003
Net Assets........................  $  24,279,961   $       4,294,955   $       2,523,380   $      3,568,720    $       5,222,560
Investment Income Ratio to Average
 Net Assets(1)....................           1.53%               0.00%               0.12%              0.00%                1.73%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  3.58% to 4.52%    56.43% to 57.84%    25.29% to 26.42%   37.83% to 39.08%     34.16% to 35.37%
2002
Net Assets........................  $  11,545,800   $         295,741   $         702,850   $      1,130,327    $          30,271
Investment Income Ratio to Average
 Net Assets(1)....................           0.00%               0.00%               0.10%              0.00%                0.30%
Expenses as a Percent of Average
 Net Assets, Lowest to
 Highest(2)(4)....................  0.00% to 0.90%      0.00% to 0.90%      0.00% to 0.90%     0.00% to 0.90%       0.00% to 0.90%
Total Return, Lowest to
 Highest(3)(4)....................  6.44% to 7.08%  -51.01% to -50.57%  -14.70% to -14.18%  -24.11% to -23.65%  -15.77% to -15.64%

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude mortality and expense charges. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying portfolio in which the Sub-Account invests.

(2) These ratios represent the annualized policy expense of the Separate Account, consisting primarily of mortality and expense charges for each period indicated.

(3) Each Sub-Account calculates a daily performance measure called a "unit value," which reflects changes in the underlying portfolio's net asset value per share, a daily charge against the Sub-Account for mortality and expense risks, where applicable, and any dividend or capital gain distributions from the portfolio. The total return of a Sub-Account is calculated by taking the difference between the Sub-Account's ending unit value and the beginning unit value for the period and dividing it by the beginning unit value for the period.

(4) NELICO sells a number of Policies which have unique combinations of features and fees. Differences in the fee structures result in a variety of expense ratios and total returns that are charged against the Separate Account assets or the policy cash values.

(a)  For the period January 1, 2006 to April 30, 2006

(b)  For the period May 1, 2006 to December 31, 2006

       LEGG MASON                                MFS                            OPPENHEIMER                         CYCLICAL
       AGGRESSIVE       NEUBERGER BERMAN      RESEARCH         LORD ABBETT        CAPITAL         CYCLICAL          GROWTH &
         GROWTH           REAL ESTATE       INTERNATIONAL    BOND DEBENTURE    APPRECIATION      GROWTH ETF        INCOME ETF
       SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT       SUB-ACCOUNT      SUB-ACCOUNT    SUB-ACCOUNT(B)    SUB-ACCOUNT(B)
    -----------------   ----------------   ---------------   ---------------   -------------   ---------------   ---------------
    $       2,888,496   $    24,808,259    $    10,510,490   $    36,899,321   $     332,971   $        90,720   $        38,714
                 0.00%             1.05%              1.49%             6.78%           0.28%             6.20%             8.25%
        0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%  0.00% to 0.90%    0.00% to 0.90%    0.00% to 0.90%
      -2.48% to -1.60%  36.67% to 37.90%   25.78% to 26.91%    8.38% to 9.35%  6.85% to 7.81%    7.06% to 7.70%    6.68% to 7.31%
    $       3,341,457   $    10,704,430    $     4,008,903   $    34,356,749   $     146,981   $            --   $            --
                 0.00%             0.00%              0.86%             4.73%           0.14%               --                --
        0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%  0.00% to 0.90%               --                --
      12.83% to 13.84%  12.59% to 13.61%   15.73% to 16.77%    0.90% to 1.81%  3.93% to 4.87%               --                --
    $       2,340,501   $     3,299,369    $       859,123   $    31,292,892   $          --   $            --   $            --
                 0.00%             3.44%              0.00%             6.47%             --                --                --
        0.00% to 0.90%    0.00% to 0.90%     0.00% to 0.90%    0.00% to 0.90%             --                --                --
        7.84% to 8.82%  28.96% to 29.74%   18.65% to 19.72%    7.46% to 9.59%             --                --                --
    $       2,049,192   $            --    $            --   $    28,578,861   $          --   $            --   $            --
                 0.00%               --                 --              6.34%             --                --                --
        0.00% to 0.90%               --                 --     0.00% to 0.90%             --                --                --
      28.76% to 29.93%               --                 --   26.13% to 27.26%             --                --                --
    $       1,354,272   $            --    $            --   $    18,661,123   $          --   $            --   $            --
                 0.00%               --                 --              9.34%             --                --                --
        0.00% to 0.90%               --                 --     0.00% to 0.90%             --                --                --
    -31.19% to -30.56%               --                 --     2.52% to 3.54%             --                --                --


     PIMCO INFLATION     LEGG MASON
     PROTECTED BOND     VALUE EQUITY
     SUB-ACCOUNT(B)    SUB-ACCOUNT(B)
     ---------------   ---------------
     $      164,158    $    17,155,617
               0.00%              0.21%
      0.00% to 0.90%     0.00% to 0.90%
     -0.42% to 0.46%     7.71% to 8.35%
     $           --    $            --
                 --                 --
                 --                 --
                 --                 --
     $           --    $            --
                 --                 --
                 --                 --
                 --                 --
     $           --    $            --
                 --                 --
                 --                 --
                 --                 --
     $           --    $            --
                 --                 --
                 --                 --
                 --                 --

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

  CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 2006, 2005
                                    AND 2004
                                       AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New England Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of New England Life Insurance Company and subsidiaries at December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for defined benefit pension and other postretirement plans and for certain non-traditional long duration contracts and separate accounts as required by accounting guidance which the Company adopted on December 31, 2006 and January 1, 2004, respectively. In addition, the Company reclassified mandatorily redeemable preferred stock from equity to liabilities as required by new accounting guidance which was adopted as of January 1, 2004.

/s/ DELOITTE & TOUCHE LLP
    Certified Public Accountants
    Tampa, Florida
    April 16, 2007

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005
                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)



                                                                  2006      2005
                                                                -------   -------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $880 and $796,
     respectively)............................................  $   886   $   807
  Equity securities available-for-sale, at estimated fair
     value (cost: $7 and $0, respectively)....................        7        --
  Mortgage loans on real estate...............................        2         9
  Policy loans................................................      357       327
  Other limited partnership interests.........................       18        17
  Short-term investments......................................      141        52
                                                                -------   -------
          Total investments...................................    1,411     1,212
Cash..........................................................       12         6
Accrued investment income.....................................       21        20
Premiums and other receivables................................      286       259
Deferred policy acquisition costs.............................    1,310     1,288
Other assets..................................................       58        87
Separate account assets.......................................   10,490     9,448
                                                                -------   -------
          Total assets........................................  $13,588   $12,320
                                                                =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $   541   $   487
  Policyholder account balances...............................      922       911
  Other policyholder funds....................................      400       383
  Policyholder dividends payable..............................        4         3
  Current income tax payable..................................        3         2
  Deferred income tax liability...............................       59        50
  Other liabilities...........................................      215       167
  Separate account liabilities................................   10,490     9,448
                                                                -------   -------
          Total liabilities...................................   12,634    11,451
                                                                -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)

STOCKHOLDER'S EQUITY:
Common stock, par value $125 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding............        3         3
Additional paid-in capital....................................      458       458
Retained earnings.............................................      503       405
Accumulated other comprehensive income (loss).................      (10)        3
                                                                -------   -------
          Total stockholder's equity..........................      954       869
                                                                -------   -------
          Total liabilities and stockholder's equity..........  $13,588   $12,320
                                                                =======   =======




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)



                                                               2006   2005   2004
                                                               ----   ----   ----


REVENUES
Premiums.....................................................  $ 96   $106   $ 77
Universal life and investment-type product policy fees.......   521    481    468
Net investment income........................................    71     66     55
Other revenues...............................................    92     88     89
Net investment gains (losses)................................    (4)    (4)    15
                                                               ----   ----   ----
          Total revenues.....................................   776    737    704
                                                               ----   ----   ----
EXPENSES
Policyholder benefits and claims.............................   142    153    130
Interest credited to policyholder account balances...........    34     32     34
Policyholder dividends.......................................     7      6      6
Other expenses...............................................   486    461    473
                                                               ----   ----   ----
          Total expenses.....................................   669    652    643
                                                               ----   ----   ----
Income before provision for income tax.......................   107     85     61
Provision for income tax.....................................     9     29     19
                                                               ----   ----   ----
Income before cumulative effect of a change in accounting,
  net of income tax..........................................    98     56     42
Cumulative effect of a change in accounting, net of income
  tax........................................................    --     --      8
                                                               ----   ----   ----
Net income...................................................  $ 98   $ 56   $ 50
                                                               ====   ====   ====




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)



                                                                         ACCUMULATED OTHER
                                                                        COMPREHENSIVE INCOME
                                                                               (LOSS)
                                                                      -----------------------
                                                                          NET
                                                                      UNREALIZED     DEFINED
                                              ADDITIONAL              INVESTMENT     BENEFIT
                                     COMMON     PAID-IN    RETAINED      GAINS        PLAN
                                      STOCK     CAPITAL    EARNINGS    (LOSSES)    ADJUSTMENT   TOTAL
                                     ------   ----------   --------   ----------   ----------   -----


Balance at January 1, 2004.........    $3        $ 558       $299        $ 24         $ --      $ 884
Change in accounting principle
  (Note 8).........................               (100)                                          (100)
Comprehensive income (loss):
  Net income.......................                            50                                  50
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                       (10)                    (10)
                                                                                                -----
  Comprehensive income (loss)......                                                                40
                                       --        -----       ----        ----         ----      -----
Balance at December 31, 2004.......     3          458        349          14           --        824
Comprehensive income (loss):
  Net income.......................                            56                                  56
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                       (11)                    (11)
                                                                                                -----
  Comprehensive income (loss)......                                                                45
                                       --        -----       ----        ----         ----      -----
Balance at December 31, 2005.......     3          458        405           3           --        869
Comprehensive income (loss):
  Net income.......................                            98                                  98
  Other comprehensive income
     (loss):
     Unrealized investment gains
       (losses), net of related
       offsets and income tax......                                        (3)                     (3)
                                                                                                -----
  Comprehensive income (loss)......                                                                95
                                                                                                -----
  Adoption of SFAS 158, net of
     income tax....................                                                    (10)       (10)
                                       --        -----       ----        ----         ----      -----
Balance at December 31, 2006.......    $3        $ 458       $503        $ --         $(10)     $ 954
                                       ==        =====       ====        ====         ====      =====




          See accompanying notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)


                                                              2006    2005    2004
                                                             -----   -----   -----


CASH FLOWS FROM OPERATING ACTIVITIES
Net income.................................................  $  98   $  56   $  50
Adjustments to reconcile net income to net cash used in
  operating activities:
     Depreciation and amortization expenses................      3       6       8
     Amortization of premiums and accretion of discounts
       associated with investments, net....................     --       2       4
     (Gains) losses from sales of investments and
       businesses, net.....................................      4       4     (15)
     Interest credited to policyholder account balances....     34      32      34
     Universal life and investment-type product policy
       fees................................................   (521)   (481)   (468)
     Change in premiums and other receivables..............    (30)    (69)     26
     Change in deferred policy acquisition costs, net......    (22)    (32)    (12)
     Change in insurance-related liabilities...............     39      78      43
     Change in income tax payable..........................     12      26      (4)
     Change in other assets................................    124      86      46
     Change in other liabilities...........................    209     184     107
     Other, net............................................     (4)     (4)     (2)
                                                             -----   -----   -----
Net cash used in operating activities......................    (54)   (112)   (183)
                                                             -----   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.............................    196     470     210
     Equity securities.....................................     --      --      55
     Mortgage loans on real estate.........................      7      --      --
     Other limited partnership interests...................      2       2       1
  Purchases of:
     Fixed maturity securities.............................   (286)   (460)   (392)
     Equity securities.....................................     --      --     (19)
  Net change in short-term investments.....................    (89)    (22)     (5)
  Proceeds from sales of businesses, net of cash disposed
     of $0, $0 and $6, respectively........................     --      --      18
  Net change in policy loans...............................    (30)    (19)    (29)
  Other, net...............................................      8      (2)     (2)
                                                             -----   -----   -----
Net cash used in investing activities......................  $(192)  $ (31)  $(163)
                                                             -----   -----   -----




            See accompany notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

              FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
                                  (IN MILLIONS)



                                                            2006      2005      2004
                                                          -------   -------   -------


CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits...........................................  $ 1,626   $ 1,366   $ 1,406
     Withdrawals........................................   (1,374)   (1,117)   (1,093)
  Redemption of shares subject to mandatory redemption..       --      (100)       --
                                                          -------   -------   -------
Net cash provided by financing activities...............      252       149       313
                                                          -------   -------   -------
Change in cash..........................................        6         6       (33)
Cash, beginning of year.................................        6        --        33
                                                          -------   -------   -------
CASH, END OF YEAR.......................................  $    12   $     6   $    --
                                                          =======   =======   =======
Supplemental disclosures of cash flow information:
  Net cash paid (refunded) during the year for:
     Interest...........................................  $    --   $     3   $     2
                                                          =======   =======   =======
     Income tax.........................................  $    (7)  $     4   $    21
                                                          =======   =======   =======
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed..................................  $    --   $    --   $    41
       Less: liabilities disposed.......................       --        --        17
                                                          -------   -------   -------
       Net assets disposed..............................  $    --   $    --   $    24
       Less: cash disposed..............................       --        --         6
                                                          -------   -------   -------
       Business dispositions, net of cash disposed......  $    --   $    --   $    18
                                                          =======   =======   =======




            See accompany notes to consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

BUSINESS

     New England Life Insurance Company ("NELICO") and its subsidiaries (the "Company") is a wholly-owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"), which is a wholly-owned subsidiary of MetLife, Inc. ("MetLife"). The Company was formerly a wholly-owned subsidiary of MetLife New England Holdings, Inc., which was dissolved into Metropolitan Life, its parent, on April 12, 2003. The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company.

     The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, pension products, as well as, group life, medical, and disability coverage. The Company is licensed to conduct business in 50 states and the District of Columbia.

     The principal subsidiaries of NELICO included New England Pension and Annuity Company ("NEPA"), which was sold to Metropolitan Tower Life Insurance Company ("MTL") in 2004, and Newbury Insurance Company, Limited ("Newbury"), which was sold to MetLife in 2004. These subsidiaries are included in the accompanying consolidated financial statements until their respective dates of sale. See Note 2.

     NELICO owns 100% of the outstanding common stock of New England Securities Corporation ("NES"). NELICO also owns a majority interest in MetLife Advisors LLC ("Advisors") and 100% of the voting common stock of Omega Reinsurance Corporation ("Omega"). It is expected that Omega will be dissolved and liquidated during 2007 in connection with a restructuring plan discussed further in Note 2.

BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations.

     The Company recognized minority interest expense for the portion of the net income (loss) of Omega not attributable to the Company's ownership of $4 million, ($1) million and $0 million for the years ended December 31, 2006, 2005 and 2004, respectively. Minority interest related to consolidated entities included in other liabilities was $7 million and $6 million at December 31, 2006 and 2005, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

     i)  the fair value of investments in the absence of quoted market values;

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

    ii)  investment impairments;

   iii)  the recognition of income on certain investments;

    iv)  the application of the consolidation rules to certain investments;

     v)  the fair value of and accounting for derivatives;

    vi) the capitalization and amortization of deferred policy acquisition costs ("DAC");

   vii)  the liability for future policy benefits;

  viii)  accounting for income taxes and the valuation of deferred tax assets;

    ix)  accounting for reinsurance transactions;

     x)  accounting for employee benefit plans; and

    xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

Investments

     The Company's investments are in fixed maturity and equity securities, mortgage loans on real estate, policy loans, other limited partnerships and short-term investments. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Other Limited Partnership Interests. The Company uses the equity method of accounting for investments in limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for other limited partnership interests in which it has a minor equity investment and virtually no influence over the partnership's operations. In addition to the investees

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized investment loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates it evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities--An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party. The Company was not deemed to be the primary beneficiary for any of its investments in other limited partnerships.

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps and forwards, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. To a lesser extent, the Company also may use credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133 (as amended), Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), changes in the fair value of the derivative are reported in net investment gains (losses), in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company or in net investment income for economic hedges of equity method investments in joint ventures. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). The Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. Hedge accounting designations which are determined to not have been appropriately applied could materially affect reported net income. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1 million and $15 million at December 31, 2006 and 2005, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was less than $1 million and $6 million at December 31, 2006 and 2005, respectively. Related depreciation and amortization expense was less than $1 million for each of the years ended December 31, 2006, 2005 and 2004.

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $35 million and $38 million at December 31, 2006 and 2005, respectively. Accumulated amortization of capitalized software was $30 million and $31 million at December 31, 2006 and 2005, respectively. Related amortization expense was $2 million, $4 million and $6 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Deferred Policy Acquisition Costs

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. The recovery of DAC is dependent upon the future profitability of the related business.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance, and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policy benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC related to variable universal life contracts and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Liabilities for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 4% to 5%); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rate for the aggregate future policy benefit liabilities is 6%.

     Participating business represented approximately 3% of the Company's life insurance in-force, and 9% of the number of life insurance policies in-force, at both December 31, 2006 and 2005. Participating policies represented approximately 43% and 51%, 45% and 47%, and 51% and 74%, of gross and net life insurance premiums for the years ended December 31, 2006, 2005 and 2004, respectively.

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 4% to 7%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. The average interest rate used in establishing such liabilities is approximately 3%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 4% to 7%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid up guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB"s) liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     - Guaranteed income benefit ("GMIB"s) liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     - Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMWB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product. The risk associated with GMAB riders written is ceded 100% to an affiliate through a reinsurance agreement.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. PABs are equal to (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 10% less expenses, mortality charges, and withdrawals.

Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

Policyholder Dividends

     Policyholder dividends are approved annually by the Company's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiary.

Income Taxes

     The Company joins with MetLife and its includable life and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The consolidating companies have executed a tax allocation agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) MetLife to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated federal income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

    (ii)  future reversals of existing taxable temporary differences;

   (iii)  taxable income in prior carryback years; and

    (iv)  tax planning strategies.

     The Company may be required to change its provision for income tax in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 9) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Reinsurance

     The Company enters into reinsurance transactions as a provider and purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized using primarily the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

Employee Benefit Plans

     The Company's employees, who meet specified eligibility requirements, participate in pension, other postretirement and postemployment plans in various forms. These benefit plans are accounted for following the guidance outlined in SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), SFAS No. 106, Employers Accounting for Postretirement Benefits Other Than Pensions, SFAS No. 112, Employers Accounting for Postemployment Benefits--An Amendment of FASB Statements No. 5 and No. 43 and as of December 31, 2006, SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and SFAS No. 132(r) ("SFAS 158"). The obligations and associated expenses of these plans require an extensive use of assumptions such as the discount rate, expected return on plan assets and rate of future compensation increases, healthcare cost trend rates as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates, and mortality. Management, in consultation with its external consulting firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS 158. Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the benefit obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

Litigation Contingencies

     The Company is a party to a number of legal actions and is or may be involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

    (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

   (ii)  recognition as an adjustment to accumulated other comprehensive income
         (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

  (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

   (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

    (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $10 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there is no impact of adoption due to changes in measurement date. See Note 11.

Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

           (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

          (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

         (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

          (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

Other Pronouncements

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a Replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     In May 2004, the FASB issued FSP No. 106-2, Accounting and Disclosures Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act ("FSP 106-2"), which provides accounting guidance to a sponsor of a postretirement healthcare plan that provides prescription drug benefits. Since determining that its prescription benefits are actuarially equivalent to benefits under Medicare Part D, the Company expects to receive subsidies on prescription drug benefits beginning in 2007 under the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the "Prescription Drug Act"). Effective March 1, 2005, the Company adopted FSP 106-2 prospectively and the postretirement benefit plan's accumulated benefit obligation was remeasured as of the effective date and net periodic postretirement benefit costs subsequent to the effective date will include the effect of the expected subsidies. As a result of the adoption of FSP 106-2, the accumulated postretirement benefit obligation and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES net periodic postretirement benefit cost were reduced by $1 million at March 1, 2005 and $140 thousand in 2005, respectively. Additionally, the Company is allocated expense from the Metropolitan Life postretirement plan for certain employees which was determined, effective July 1, 2004, to be actuarially equivalent to the benefits offered under Medicare Part D. Metropolitan Life adopted FSP 106-2 prospectively and the postretirement benefit plan assets and accumulated benefit obligation were remeasured to determine the effect of the expected subsidies on net periodic postretirement benefit cost. As a result, the Company's share of the net periodic postretirement benefit cost was reduced by $1 million for 2004. Metropolitan Life's adoption of FSP 106-2, regarding accumulated postretirement benefit obligation did not have a significant impact on the Company's consolidated financial statements.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA") issued by the American Institute of Certified Public Accountants ("AICPA"). SOP 03-1 provides guidance on: (i) the classification and valuation of long-duration contract liabilities;
(ii) the accounting for sales inducements; and (iii) separate account presentation and valuation. In June 2004, the FASB released FSP 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability ("FSP 97-1") which included clarification that unearned revenue liabilities should be considered in determining the necessary insurance benefit liability required under SOP 03-1. Since the Company had considered unearned revenue in determining its SOP 03-1 benefit liabilities, FSP 97-1 did not impact its consolidated financial statements. As a result of the adoption of SOP 03-1, effective January 1, 2004, the Company decreased future policy benefits for various guaranteed minimum death and income benefits, net of DAC and unearned revenue liability offsets under certain variable annuity and universal life contracts by approximately $8 million, net of income tax, which has been reported as a cumulative effect of a change in accounting. Effective with the adoption of SOP 03-1, costs associated with enhanced or bonus crediting rates to contractholders must be deferred and amortized over the life of the related contract using assumptions consistent with the amortization of DAC. Since the Company followed a similar approach prior to adoption of SOP 03-1, the provisions of SOP 03-1 relating to sales inducements had no significant impact on the Company's consolidated financial statements. In connection with the adoption of SOP 03-1, there was no material impact on the Company's reporting of separate accounts.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, the Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES initial recognition under SFAS 133 which are to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's preliminary evaluation, the Company expects to recognize an increase to the January 1, 2007 balance of retained earnings of between $12 million and $13 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets--an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February of 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs will be effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 will result in a reduction to DAC relating primarily to the Company's group life and health insurance contracts that contain certain rate reset provisions. The Company estimates that the adoption of SOP 05-1 as of January 1, 2007 will result in no material impact to the Company's consolidated financial statements.

2.  ACQUISITIONS AND DISPOSITIONS

     On October 31, 2006, the board of directors (the "Board") of Omega approved the adoption of a restructuring plan (the "Restructuring Plan"). On November 20, 2006, the Board of NELICO, as Omega's sole voting shareholder, and Omega's participating common stock ("PCS") shareholders, also approved the Restructuring Plan. Under the Restructuring Plan: (i) all reinsurance arrangements were terminated effective as of December 31, 2006; (ii) all outstanding shares of PCS were redeemed effective as of December 31, 2006; (iii) a lump sum payment in cash will be made on June 29, 2007 to each PCS shareholder consisting of such former shareholder's outstanding redemption payment balance plus an additional 40% of such balance; and (iv) Omega's bylaws will be amended to permit this lump payment (installment payments are currently provided for in Omega's bylaws). It is expected that Omega will be dissolved and liquidated during 2007 upon completion of the Restructuring Plan, subject to applicable regulatory approvals. Total assets and total liabilities of Omega at December 31, 2006 were $7 million and $1 million,

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES respectively. Total revenues of Omega included in the Company's consolidated revenues were $12 million, $33 million and $0 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     On October 1, 2004, Newbury, a subsidiary of NELICO, was sold to MetLife. Total assets and liabilities of the entity sold at the date of sale were $33 million and $17 million, respectively. Total net income of the entity sold included in the consolidated statements of income was $1 million for the year ended December 31, 2004.

     On October 8, 2004, NEPA, a subsidiary of NELICO, was sold to MTL. Total assets and liabilities of the entity sold at the date of sale were $8 million and less than $1 million, respectively. Total net income of the entity sold included in the consolidated statements of income was insignificant for the year ended December 31, 2004.

3.  INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                                    DECEMBER 31, 2006
                                                  ----------------------------------------------------
                                                                         GROSS
                                                                       UNREALIZED
                                                  COST OR AMORTIZED   -----------    ESTIMATED    % OF
                                                         COST         GAIN   LOSS   FAIR VALUE   TOTAL
                                                  -----------------   ----   ----   ----------   -----
                                                                      (IN MILLIONS)


U.S. corporate securities.......................         $445          $12    $ 4      $453       51.1%
Residential mortgage-backed securities..........          175            1      1       175       19.8
Foreign corporate securities....................          150            1      4       147       16.6
U.S. Treasury/agency securities.................           93            1     --        94       10.6
Foreign government securities...................           12           --     --        12        1.4
Commercial mortgage-backed securities...........            1           --     --         1        0.1
Asset-backed securities.........................            3           --     --         3        0.3
State and political subdivision securities......            1           --     --         1        0.1
                                                         ----          ---    ---      ----      -----
  Total fixed maturity securities...............         $880          $15    $ 9      $886      100.0%
                                                         ====          ===    ===      ====      =====
Non-redeemable preferred stocks.................         $  7          $--    $--      $  7      100.0%
                                                         ----          ---    ---      ----      -----
  Total equity securities.......................         $  7          $--    $--      $  7      100.0%
                                                         ====          ===    ===      ====      =====





                                                                DECEMBER 31, 2005
                                                  --------------------------------------------
                                                                 GROSS
                                                               UNREALIZED
                                                  AMORTIZED   -----------    ESTIMATED    % OF
                                                     COST     GAIN   LOSS   FAIR VALUE   TOTAL
                                                  ---------   ----   ----   ----------   -----
                                                                  (IN MILLIONS)


U.S. corporate securities.......................     $438      $15    $ 4      $449       55.6%
Residential mortgage-backed securities..........      165        1      1       165       20.5
Foreign corporate securities....................      146        2      2       146       18.1
U.S. Treasury/agency securities.................       30       --     --        30        3.7
Foreign government securities...................       14       --     --        14        1.7
Commercial mortgage-backed securities...........        1       --     --         1        0.1
Asset-backed securities.........................        2       --     --         2        0.3
                                                     ----      ---    ---      ----      -----
  Total fixed maturity securities...............     $796      $18    $ 7      $807      100.0%
                                                     ====      ===    ===      ====      =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     The Company held foreign currency derivatives with notional amounts of $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at both December 31, 2006 and 2005.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $36 million and $24 million at December 31, 2006 and 2005, respectively. There was less than $1 million of net unrealized gains (losses) associated with these securities at December 31, 2006. At December 31, 2005, these securities had a net unrealized gain of $1 million. There were no non-income producing fixed maturity securities at both December 31, 2006 and 2005. There were no unrealized gains (losses) associated with non-income producing fixed maturity securities at both December 31, 2006 and 2005.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                              DECEMBER 31,
                                            -----------------------------------------------
                                                     2006                     2005
                                            ----------------------   ----------------------
                                            AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                               COST     FAIR VALUE      COST     FAIR VALUE
                                            ---------   ----------   ---------   ----------
                                                             (IN MILLIONS)


Due in one year or less...................     $ 46        $ 46         $ 27        $ 27
Due after one year through five years.....      279         285          198         200
Due after five years through ten years....      257         254          303         307
Due after ten years.......................      119         122          100         105
                                               ----        ----         ----        ----
    Subtotal..............................      701         707          628         639
Mortgage-backed and other asset-backed
  securities..............................      179         179          168         168
                                               ----        ----         ----        ----
    Total fixed maturity securities.......     $880        $886         $796        $807
                                               ====        ====         ====        ====



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2006   2005   2004
                                                         ----   ----   ----
                                                            (IN MILLIONS)


Proceeds...............................................  $117   $377   $158
Gross investment gains.................................  $ --   $  1   $ 17
Gross investment losses................................  $ (2)  $ (5)  $ (1)

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                               DECEMBER 31, 2006
                                   ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                   ----------------------   ----------------------   ----------------------
                                   ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                      FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                     VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                   ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities........     $124         $ 1         $122         $ 3         $246         $ 4
Residential mortgage-backed
  securities.....................       37          --           45           1           82           1
Foreign corporate securities.....       20           1           84           3          104           4
U.S. Treasury/agency securities..       35          --           15          --           50          --
Foreign government securities....       10          --           --          --           10          --
Commercial mortgage-backed
  securities.....................       --          --            1          --            1          --
Asset-backed securities..........        1          --            1          --            2          --
                                      ----         ---         ----         ---         ----         ---
  Total fixed maturity
     securities..................     $227         $ 2         $268         $ 7         $495         $ 9
                                      ====         ===         ====         ===         ====         ===
Equity securities................     $ --         $--         $  7         $--         $  7         $--
                                      ====         ===         ====         ===         ====         ===
Total number of securities in an
  unrealized loss position.......      101                      126                      227
                                      ====                     ====                     ====





                                                               DECEMBER 31, 2005
                                   ------------------------------------------------------------------------
                                                              EQUAL TO OR GREATER
                                     LESS THAN 12 MONTHS        THAN 12 MONTHS                TOTAL
                                   ----------------------   ----------------------   ----------------------
                                   ESTIMATED      GROSS     ESTIMATED      GROSS     ESTIMATED      GROSS
                                      FAIR     UNREALIZED      FAIR     UNREALIZED      FAIR     UNREALIZED
                                     VALUE        LOSS        VALUE        LOSS        VALUE        LOSS
                                   ---------   ----------   ---------   ----------   ---------   ----------
                                                  (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities........     $183         $ 4         $13          $--         $196         $ 4
Residential mortgage-backed
  securities.....................       86           1           1           --           87           1
Foreign corporate securities.....      104           2          --           --          104           2
U.S. Treasury/agency securities..       17          --           1           --           18          --
Commercial mortgage-backed
  securities.....................        1          --          --           --            1          --
Asset-backed securities..........        2          --          --           --            2          --
                                      ----         ---         ---          ---         ----         ---
  Total fixed maturity
     securities..................     $393         $ 7         $15          $--         $408         $ 7
                                      ====         ===         ===          ===         ====         ===
Total number of securities in an
  unrealized loss position.......      158                      26                       184
                                      ====                     ===                      ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                              DECEMBER 31, 2006
                                        ------------------------------------------------------------
                                              COST OR         GROSS UNREALIZED         NUMBER OF
                                          AMORTIZED COST            LOSS              SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months..................     $175       $--       $ 1        $--        59        --
Six months or greater but less than
  nine months.........................        5        --        --         --         8        --
Nine months or greater but less than
  twelve months.......................       49        --         1         --        34        --
Twelve months or greater..............      282        --         7         --       126        --
                                           ----       ---       ---        ---       ---        --
  Total...............................     $511       $--       $ 9        $--       227        --
                                           ====       ===       ===        ===       ===        ==





                                                              DECEMBER 31, 2005
                                        ------------------------------------------------------------
                                              COST OR         GROSS UNREALIZED         NUMBER OF
                                          AMORTIZED COST            LOSS              SECURITIES
                                        ------------------   ------------------   ------------------
                                        LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                           20%       MORE       20%       MORE       20%       MORE
                                        ---------   ------   ---------   ------   ---------   ------
                                                 (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months..................     $335       $--       $ 5        $--       115        --
Six months or greater but less than
  nine months.........................       16        --         1         --        14        --
Nine months or greater but less than
  twelve months.......................       49        --         1         --        29        --
Twelve months or greater..............       15        --        --         --        26        --
                                           ----       ---       ---        ---       ---        --
  Total...............................     $415       $--       $ 7        $--       184        --
                                           ====       ===       ===        ===       ===        ==



     At December 31, 2006 and 2005, $9 million and $7 million, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006 and 2005 there were no unrealized losses related to securities with an unrealized loss position greater than 20% of cost or amortized cost.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     At December 31, 2006 and 2005, the Company had $9 million and $7 million, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized losses, as follows:


                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----


SECTOR:
U.S. corporate securities....................................    45%    57%
Residential mortgage-backed securities.......................    11     14
Foreign corporate securities.................................    44     29
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===
INDUSTRY:
Finance......................................................    35%    28%
Industrial...................................................    28     38
Consumer.....................................................    16     17
Utility......................................................     7      3
Mortgage-backed..............................................    11     14
Other........................................................     3     --
                                                                ---    ---
  Total......................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

ASSETS ON DEPOSIT

     The Company had fixed maturity securities on deposit with regulatory agencies with a fair market value of $3 million at both December 31, 2006 and 2005.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

MORTGAGE LOANS ON REAL ESTATE

     The Company had commercial mortgage loans on real estate of $2 million and $9 million at December 31, 2006 and 2005, respectively.

     At December 31, 2006, all of the properties were located in California. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Fixed maturity securities.............................      $46      $44      $37
Mortgage loans on real estate.........................        1       --       --
Policy loans..........................................       19       18       17
Other limited partnership interests...................        3        3        1
Cash and short-term investments.......................        3        2        1
Other.................................................        2        2        2
                                                            ---      ---      ---
  Total investment income.............................       74       69       58
Less: Investment expenses.............................        3        3        3
                                                            ---      ---      ---
  Net investment income...............................      $71      $66      $55
                                                            ===      ===      ===



     For the years ended December 31, 2006, 2005 and 2004, affiliated investment income of $3 million, $2 million and $1 million, respectively, related to short-term investments, is included in the table above.

NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Fixed maturity securities.............................      $(3)     $(4)     $ 2
Equity securities.....................................       --       --       14
Derivatives...........................................       (1)       1       --
Other.................................................       --       (1)      (1)
                                                            ---      ---      ---
  Net investment gains (losses).......................      $(4)     $(4)     $15
                                                            ===      ===      ===



     For the years ended December 31, 2006 and 2005, affiliated investment gains (losses) of ($5) million and ($1) million, respectively, are included in the above table. There were no affiliated investment gains (losses) for the year ended December 31, 2004.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired included within net investment gains (losses) were less than $1 million for year ended December 31, 2006.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Fixed maturity securities............................      $ 6      $11     $ 32
Derivatives..........................................       (3)      (3)      (5)
Other................................................       (1)      (1)      (1)
                                                           ---      ---     ----
  Subtotal...........................................        2        7       26
                                                           ---      ---     ----
Amounts allocated from:
  DAC................................................       (2)      (2)      (4)
                                                           ---      ---     ----
Deferred income tax..................................       --       (2)      (8)
                                                           ---      ---     ----
  Subtotal...........................................       (2)      (4)     (12)
                                                           ---      ---     ----
Net unrealized investment gains (losses).............      $--      $ 3     $ 14
                                                           ===      ===     ====



     The changes in net unrealized investment gains (losses) are as follows:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Balance, January 1,..................................      $ 3     $ 14     $ 24
Unrealized investment gains (losses) during the
  year...............................................       (5)     (19)     (17)
Unrealized gains (losses) relating to:
  DAC................................................       --        2        1
  Deferred income tax................................        2        6        6
                                                           ---     ----     ----
Balance, December 31,................................      $--     $  3     $ 14
                                                           ===     ====     ====
Net change in unrealized investment gains (losses)...      $(3)    $(11)    $(10)
                                                           ===     ====     ====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  DERIVATIVE FINANCIAL INSTRUMENTS

TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                                DECEMBER 31, 2006                 DECEMBER 31, 2005
                                         -------------------------------   -------------------------------
                                                      CURRENT MARKET OR                 CURRENT MARKET OR
                                                         FAIR VALUE                        FAIR VALUE
                                         NOTIONAL   --------------------   NOTIONAL   --------------------
                                          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                         --------   ------   -----------   --------   ------   -----------
                                                                   (IN MILLIONS)


Foreign currency swaps.................     $10       $--        $ 4          $10       $--        $ 3
Credit default swaps...................      20        --         --           31        --         --
                                            ---       ---        ---          ---       ---        ---
  Total................................     $30       $--        $ 4          $41       $--        $ 3
                                            ===       ===        ===          ===       ===        ===



     The above table does not include notional values for equity variance swaps. At both December 31, 2006 and 2005, the Company owned 500 equity variance swaps contracts. Market values for equity variance swaps were insignificant and were not included in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                  REMAINING LIFE
                                              ------------------------------------------------------
                                                          AFTER ONE   AFTER FIVE
                                                            YEAR         YEARS
                                              ONE YEAR     THROUGH      THROUGH    AFTER TEN
                                               OR LESS   FIVE YEARS    TEN YEARS     YEARS     TOTAL
                                              --------   ----------   ----------   ---------   -----
                                                                   (IN MILLIONS)


Foreign currency swaps......................     $--         $10          $--         $--       $10
Credit default swaps........................      --          19            1          --        20
                                                 ---         ---          ---         ---       ---
  Total.....................................     $--         $29          $ 1         $--       $30
                                                 ===         ===          ===         ===       ===



     Foreign currency swaps are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are not included in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                                DECEMBER 31, 2006                 DECEMBER 31, 2005
                                         -------------------------------   -------------------------------
                                                         FAIR VALUE                        FAIR VALUE
                                         NOTIONAL   --------------------   NOTIONAL   --------------------
                                          AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                         --------   ------   -----------   --------   ------   -----------
                                                                   (IN MILLIONS)


Cash flow..............................     $--       $--        $--          $10       $--        $ 3
Non-qualifying.........................      30        --          4           31        --         --
                                            ---       ---        ---          ---       ---        ---
  Total................................     $30       $--        $ 4          $41       $--        $ 3
                                            ===       ===        ===          ===       ===        ===



     The Company recognized insignificant net investment expenses from qualifying hedge settlement payments and insignificant net investment gain
(loss) from non-qualifying hedge settlement payments for the years ended December 31, 2006, 2005 and 2004.

CASH FLOW HEDGES

     The Company designates and accounts for foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments as cash flow hedges, when they have met the requirements of SFAS 133.

     For the year ended December 31, 2006, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. For the years ended December 31, 2005 and 2004, the Company recognized insignificant amounts in net investment gains (losses) related to the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2006, 2005 and 2004.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Other comprehensive income (loss) balance at the
  beginning of the year...............................      $(3)     $(5)     $(3)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges..............................................       --        2       (2)
                                                            ---      ---      ---
Other comprehensive income (loss) balance at the end
  of the year.........................................      $(3)     $(3)     $(5)
                                                            ===      ===      ===



     At December 31, 2006, there were no deferred net gains on derivatives accumulated in the other comprehensive income (loss) expected to be reclassified to earnings during the year ending December 31, 2007.

NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) foreign currency swaps to economically hedge its exposure to adverse movements in exchange rates; (ii) credit default swaps to minimize its exposure to adverse movements in credit; (iii) credit default swaps to diversify credit risk exposure to certain portfolios; and (iv) equity variance swaps to economically hedge liabilities embedded in certain variable annuity products.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     For the year ended December 31, 2006, the Company recognized as net investment gains (losses), changes in fair value of ($1) million. For the year ended December 31, 2005, the Company recognized insignificant net investment gains (losses), related to derivatives that do not qualify for hedge accounting. There were no non-qualifying derivative net investment gains (losses) for the year ended December 31, 2004.

CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. At both December 31, 2006 and 2005, the Company was not required to pledge and was not entitled to receive any collateral related to derivative instruments.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

5.  DEFERRED POLICY ACQUISITION COSTS

     Information regarding DAC is as follows:


                                                                     DAC
                                                                -------------
                                                                (IN MILLIONS)


Balance at January 1, 2004....................................      $1,241
  Capitalizations.............................................         132
                                                                    ------
          Subtotal............................................       1,373
                                                                    ------
  Less: Amortization related to:
     Unrealized investment gains (losses).....................          (1)
     Other expenses...........................................         117
                                                                    ------
          Total amortization..................................         116
                                                                    ------
  Less: Dispositions and other................................           3
                                                                    ------
Balance at December 31, 2004..................................       1,254
  Capitalizations.............................................         131
                                                                    ------
          Subtotal............................................       1,385
                                                                    ------
  Less: Amortization related to:
     Unrealized investment gains (losses).....................          (2)
     Other expenses...........................................          99
                                                                    ------
          Total amortization..................................          97
                                                                    ------
Balance at December 31, 2005..................................       1,288
  Capitalizations.............................................         118
                                                                    ------
          Subtotal............................................       1,406
                                                                    ------
  Less: Amortization related to:
     Other expenses...........................................          93
                                                                    ------
          Total amortization..................................          93
                                                                    ------
  Less: Dispositions and other................................           3
                                                                    ------
Balance at December 31, 2006..................................      $1,310
                                                                    ======



     Amortization of DAC is related to (i) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (ii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  INSURANCE

SEPARATE ACCOUNTS

     Separate account assets and liabilities consist of pass-through separate accounts totaling $10,490 million and $9,448 million at December 31, 2006 and 2005, respectively, for which the policyholder assumes the investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES fees and totaled $348 million, $349 million and $354 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     For the years ended December 31, 2006, 2005 and 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Balance at January 1,.................................      $33      $27      $23
Capitalization........................................        8        8        7
Amortization..........................................       (2)      (2)      (3)
                                                            ---      ---      ---
Balance at December 31,...............................      $39      $33      $27
                                                            ===      ===      ===



LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Balance at January 1.................................     $ 50     $ 46     $ 40
  Less: Reinsurance recoverables.....................      (46)     (43)     (38)
                                                          ----     ----     ----
Net balance at January 1.............................        4        3        2
                                                          ----     ----     ----
Incurred related to:
  Current year.......................................        2        2        1
  Prior years........................................       (1)      (1)      --
                                                          ----     ----     ----
                                                             1        1        1
                                                          ----     ----     ----
Paid related to:
  Prior years........................................       (1)      --       --
                                                          ----     ----     ----
                                                            (1)      --       --
                                                          ----     ----     ----
Net Balance at December 31...........................        4        4        3
  Add: Reinsurance recoverables......................       17       46       43
                                                          ----     ----     ----
Balance at December 31...............................     $ 21     $ 50     $ 46
                                                          ====     ====     ====



     Claims and claims adjustment expenses associated with prior periods decreased by $1 million for both the years ended December 31, 2006 and 2005. The change was due to differences between actual benefit periods and expected benefit periods for individual disability income contracts.

GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

(ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                               DECEMBER 31,
                                     ---------------------------------------------------------------
                                                  2006                             2005
                                     ------------------------------   ------------------------------
                                         IN THE             AT            IN THE             AT
                                     EVENT OF DEATH   ANNUITIZATION   EVENT OF DEATH   ANNUITIZATION
                                     --------------   -------------   --------------   -------------
                                                              (IN MILLIONS)


ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
  Account value....................     $   2,915             N/A        $   2,187             N/A
  Net amount at risk (2)...........     $      --(3)          N/A        $      --(3)          N/A
  Average attained age of
     contractholders...............      59 years             N/A         58 Years             N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN:
  Account value....................     $   2,882       $   2,501        $   2,728       $   1,994
  Net amount at risk (2)...........     $      30(3)    $       6(4)     $      45(3)    $       7(4)
  Average attained age of
     contractholders...............      59 years        57 years         59 years        57 years




                                                            DECEMBER 31,
                                         -------------------------------------------------
                                                   2006                      2005
                                         -----------------------   -----------------------
                                          SECONDARY     PAID UP     SECONDARY     PAID UP
                                         GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                         ----------   ----------   ----------   ----------
                                                           (IN MILLIONS)


UNIVERSAL AND VARIABLE LIFE CONTRACTS
  (1)
Account value (general and separate
  account).............................   $   2,859       N/A       $   2,782       N/A
Net amount at risk(2)..................   $  29,152(3)    N/A       $  31,330(3)    N/A
Average attained age of policyholders..    46 years       N/A        46 years       N/A


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:


                                                                       UNIVERSAL AND VARIABLE
                                                 ANNUITY CONTRACTS         LIFE CONTRACTS
                                              ----------------------   ----------------------
                                                    GUARANTEED                SECONDARY
                                              ANNUITIZATION BENEFITS         GUARANTEES
                                              ----------------------   ----------------------
                                                               (IN MILLIONS)


Balance at January 1, 2004..................            $ 2                      $ 1
Incurred guaranteed benefits................              1                       --
Paid guaranteed benefits....................             (1)                      (1)
                                                        ---                      ---
Balance at December 31, 2004................              2                       --
Incurred guaranteed benefits................             --                        1
                                                        ---                      ---
Balance at December 31, 2005................              2                        1
Incurred guaranteed benefits................             (1)                      --
                                                        ---                      ---
Balance at December 31, 2006................            $ 1                      $ 1
                                                        ===                      ===



     The Company had guaranteed annuitization benefit liabilities on its annuity contracts of $3 million and $2 million at December 31, 2006 and 2005, respectively. The Company reinsures 100% of this liability with an affiliate and has a corresponding recoverable from reinsurers for the same amounts. Therefore, the Company had no net liability at both December 31, 2006 and 2005.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                              DECEMBER 31,
                                                            ---------------
                                                             2006     2005
                                                            ------   ------
                                                             (IN MILLIONS)


Mutual Fund Groupings
  Equity..................................................  $6,358   $5,556
  Bond....................................................     751      720
  Balanced................................................     504      485
  Money market............................................     176      171
  Specialty...............................................     138       62
                                                            ------   ------
     Total................................................  $7,927   $6,994
                                                            ======   ======



7.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between the mid-1990's and 2000. During 2005, the Company changed its retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

     In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. Also, the Company currently reinsures 100% of the riders containing benefit guarantees related to variable annuities to an affiliate.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Direct premiums......................................  $ 183   $ 220   $ 228
Reinsurance assumed..................................     14      36      --
Reinsurance ceded....................................   (101)   (150)   (151)
                                                       -----   -----   -----
Net premiums.........................................  $  96   $ 106   $  77
                                                       =====   =====   =====
Reinsurance recoverables netted against policyholder
  benefits and claims................................  $  85   $ 145   $ 151
                                                       =====   =====   =====



     Reinsurance recoverables, included in premiums and other receivables, were $186 million and $174 million at December 31, 2006 and 2005, respectively. Reinsurance and ceded commissions payable, included in other liabilities, were $31 million and $23 million at December 31, 2006 and 2005, respectively.

8.  PREFERRED STOCK

     Effective December 30, 1998, the Company issued 200,000 shares of Series A Adjustable Rate Cumulative Preferred Stock, which were held by MetLife Credit Corporation, an affiliate, at par value of $1,000 per share. Dividends were paid quarterly in arrears at the applicable rate which was recalculated on the first business day after each quarterly dividend payment date based on the product of (1 - the highest federal income tax rate for corporations applicable during such dividend period) times (the "AA" Composite Commercial Paper (Financial) Rate + 180 basis points). The adoption of SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity ("SFAS 150"), as of January 1, 2004, required the Company to reclassify $100 million of mandatorily redeemable preferred stock from stockholder's equity to liabilities. In accordance with SFAS 150, dividends paid on the Company's preferred stock are treated as interest expense in 2005 and 2004.

     The Company redeemed 100,000 shares on August 5, 2003 with the approval of the Massachusetts Commissioner of Insurance (the "Commissioner"), leaving 100,000 shares outstanding. On December 30, 2005, the Company redeemed the remaining $100 million of Preferred Stock with the approval of the Commissioner.

     NELICO paid no preferred dividends during the year ended December 31, 2006. NELICO paid preferred dividends of $3 million and $2 million during the years ended December 31, 2005 and 2004, respectively, with prior approval of the Commissioner.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

9.  INCOME TAX

     The provision for income tax is as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Current:
  Federal.............................................      $(8)     $15      $19
  State and local.....................................        1        1        1
                                                            ---      ---      ---
  Subtotal............................................       (7)      16       20
                                                            ---      ---      ---
Deferred:
  Federal.............................................       16       13       (1)
                                                            ---      ---      ---
Provision for income tax..............................      $ 9      $29      $19
                                                            ===      ===      ===



     The reconciliation of the tax provision at the U.S. statutory rate to the provision for income tax as reported is as follows:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Tax provision at U.S. statutory rate.................     $ 37      $30      $21
Tax effect of:
  Tax-exempt investment income.......................      (24)      (4)      (7)
  Prior year tax.....................................       (6)       2        2
  Other, net.........................................        2        1        3
                                                          ----      ---      ---
  Provision for income tax...........................     $  9      $29      $19
                                                          ====      ===      ===



     The Company has been audited by the Internal Revenue Service ("IRS") for the years through and including 1999. In 2004, the Company recorded an adjustment for settlement of all issues relating to the IRS's audit of the Company's tax returns for the years 1997-1999. The current IRS examination covers the years 2000-2002. The Company regularly assesses the likelihood of additional assessments in each taxing jurisdiction resulting from current and subsequent years' examinations. Liabilities for income taxes have been established for future income tax assessments when it is probable there will be future assessments and the amount thereof can be reasonably estimated. Once established, liabilities for uncertain tax positions are adjusted only when there is more information available or when an event occurs necessitating a change to the liabilities. The Company believes that the resolution of income tax matters for open years will not have a material effect on its consolidated financial statements although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Deferred income tax represents the tax effect of the differences between the book and tax bases of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:


                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Deferred income tax assets:
  Policyholder liabilities and receivables..................  $310   $321
  Employee benefits.........................................     6   $ --
  Deferred intercompany losses..............................    10     10
  Investments...............................................     3     --
  Other.....................................................     1      6
                                                              ----   ----
                                                               330    337
  Less: Valuation allowance.................................    10     10
                                                              ----   ----
                                                               320    327
                                                              ----   ----
Deferred income tax liabilities:
  Investments...............................................    --      3
  DAC.......................................................   379    372
  Net unrealized investment gains...........................    --      2
                                                              ----   ----
                                                               379    377
                                                              ----   ----
Net deferred income tax liability...........................  $(59)  $(50)
                                                              ====   ====



     The Company recorded a valuation allowance related to a deferred intercompany loss from the sale prior to 2003 of Exeter Reassurance Company, Ltd. to MetLife within the same consolidated group. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for deferred intercompany losses will not be realized.

10.  CONTINGENCIES, COMMITMENTS, AND GUARANTEES

CONTINGENCIES

LITIGATION

     The Company and/or certain affiliates of it have faced claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies, annuities or mutual funds. The Company and its affiliates continue to defend themselves vigorously against these claims. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation or arbitrations relating to the Company's and its affiliates' marketing and sales of individual life insurance, annuities and brokerage products may be commenced in the future.

     Wilmington Shipping Company ("WSC") and two of its employees have sued the Company for in excess of $5 million in damages in federal court in North Carolina. WSC asserts that the Company advised the investment of pension plan funds in a Developmental Property (real estate) account that caused plan losses of over $2 million. WSC also alleges that the Company failed to give appropriate investment and plan termination advice to WSC plan trustees. The Company filed a motion for summary judgment. The court has granted the motion with respect to WSC's claim that the Company breached its fiduciary duty in administering and advising the Wilmington Shipping plan. The Company moved for summary judgment with respect to the remaining claims in the case. The Company's motion for

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES summary judgment was granted with respect to the remaining individual plaintiffs. WSC and the remaining plaintiff have appealed to the U.S. Court of Appeals for the 4(th) Circuit.

     Regulatory bodies have contacted the Company or its affiliates and have requested information relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries are similar to those made to many financial service companies as part of an industry wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The Company or its affiliates have responded and are fully cooperating with regard to these information requests and investigations. It is possible that additional requests for information and/or investigations may be commenced against the Company or its affiliates. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In February 2006, the Securities and Exchange Commission ("SEC") commenced a formal investigation of NES in connection with the suitability of its sales of variable universal life insurance policies. The Company believes that others in the insurance industry are the subject of similar investigations by the SEC. NES is cooperating fully with the SEC.

     On September 19, 2006, the National Association of Securities Dealers ("NASD") announced that it had imposed a fine against NES and certain affiliated broker-dealers in connection with certain violations of the NASD's and the SEC's rules. As previously disclosed, the NASD's investigation was initiated after the firms reported to the NASD that a limited number of mutual fund transactions processed by firm representatives had been received from customers after 4:00 p.m. Eastern Time, and received the same day's net asset value. The violations of the NASD's and the SEC's rules related to the processing of transactions received after 4:00 p.m., the firms' maintenance of books and records, supervisory procedures, and responses to the NASD's information requests, among other areas. In settling this matter, the firms neither admitted nor denied the charges, but consented to the entry of the NASD's findings.

Summary

     Various litigation and various claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assessments levied against the Company were less than $1 million for each of the years ended December 31, 2006, 2005 and 2004. At both December 31, 2006 and 2005, the Company maintained a liability of $302 thousand, and a related asset for premium tax offsets of $200 thousand for undiscounted future assessments in respect of impaired, insolvent or failed insurers. The Company maintains, at both December 31, 2006 and 2005, an asset related to paid assessments representing currently available premium tax offsets of $176 thousand.

COMMITMENTS

LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum sublease income and minimum gross rental payments relating to these lease agreements are as follows:


                                                                        GROSS
                                                           SUBLEASE    RENTAL
                                                            INCOME    PAYMENTS
                                                           --------   --------
                                                              (IN MILLIONS)


2007.....................................................     $ 9        $25
2008.....................................................     $ 6        $20
2009.....................................................     $--        $ 9
2010.....................................................     $--        $ 8
2011.....................................................     $--        $ 4
Thereafter...............................................     $--        $16


GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In particular, NELICO is a member in Advisors and owns 100% of the voting interest in Advisors. In the normal course of business, Advisors provides certain indemnifications to counterparties in contracts that cover certain third party claims and lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The maximum potential obligation under the indemnities is not specified or applicable. Since these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liabilities at December 31, 2006 and 2005 for indemnities, guarantees and commitments is insignificant.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

11.  EMPLOYEE BENEFIT PLANS

     The Company's employees, sales representatives and retirees, who meet specified eligibility requirements, participate in qualified and non-qualified defined benefit pension plans and other postretirement plans sponsored by Metropolitan Life. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. The nonqualified plan provides supplemental pension benefits to certain executive level employees and retirees.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees through a plan sponsored by Metropolitan Life. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     The Company is allocated both pension and other postretirement expenses from Metropolitan Life associated with benefits provided to its employees and has no legal obligation for benefits under these benefit plans. Therefore, the assets and obligations of these benefit plans are not included in the accompanying consolidated balance sheets. The Company's share of pension expense was $6 million, $6 million, and $5 million for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company's share of postretirement expense was $2 million, $3 million, and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. The combined allocated pension and other postretirement benefit expense is included in the accompanying consolidated income statements.

     The Company sponsors the Non-Qualified Retirement Plan for Managing Partners (the "MPRP Plan"), a non-qualified defined pension plan. The MPRP Plan supplements earned benefits to participants under the Agency Employees' Retirement Plan (the "AERP Plan"), a multiple employer pension plan. The assets and obligations of the AERP Plan are not included in the accompanying consolidated balance sheets or the disclosures below. The Company made contributions of $10 million, $8 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively, to the AERP Plan. The assets and obligations of the MPRP Plan, along with the related net periodic pension expense, are included in the accompanying consolidated financial statements and disclosures below.

     Effective March 1, 2005, the Company amended and revalued its multi-employer postretirement plan to a new single employer plan. Prior to March 1, 2005, the Company made contributions of $2 million to the former multi-employer plan both in 2005 and 2004. The assets and obligations of the new postretirement plan, along with the related net periodic other postretirement expense, are included in the accompanying consolidated financial statements and disclosures below.

     As described more fully in Note 1, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. Upon adoption of SFAS 158, the Company recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:


                                                           DECEMBER 31, 2006
                                         ----------------------------------------------------
                                                       ADDITIONAL
                                                         MINIMUM
                                             PRE         PENSION    ADOPTION OF       POST
                                           SFAS 158     LIABILITY     SFAS 158      SFAS 158
BALANCE SHEET CAPTION                    ADJUSTMENTS   ADJUSTMENT    ADJUSTMENT   ADJUSTMENTS
---------------------                    -----------   ----------   -----------   -----------
                                                             (IN MILLIONS)


Other liabilities: Accrued pension
  benefit cost.........................      $(21)         $--          $ --          $(21)
Other liabilities: Accrued
  postretirement benefit cost..........      $ (7)         $--          $(16)         $(23)
                                                           ---          ----
Accumulated other comprehensive income
  (loss), before income tax:
  Defined benefit plans................                    $--          $(16)         $(16)
Deferred income tax....................                    $--          $  6
                                                           ---          ----
Accumulated other comprehensive income
  (loss), net of income tax:
  Defined benefit plans................                    $--          $(10)         $(10)
                                                           ===          ====



     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS


                                                                   DECEMBER 31,
                                                              ----------------------
                                                                            OTHER
                                                                         POSTRETIRE-
                                                               PENSION       MENT
                                                              BENEFITS     BENEFITS
                                                              --------   -----------
                                                                2006     2006   2005
                                                              --------   ----   ----
                                                                   (IN MILLIONS)


Change in benefit obligation:
Benefit obligation at beginning of year.....................    $ 20     $ 23   $ 23
  Service cost..............................................       1        1     --
  Interest cost.............................................       1        2      1
  Plan participants' contributions..........................      --        3      2
  Net actuarial (gains) losses..............................      (1)      (2)    (1)
  Benefits paid.............................................      --       (4)    (2)
                                                                ----     ----   ----
Benefit obligation at end of year...........................      21       23     23
                                                                ----     ----   ----
Change in plan assets:
Fair value of plan assets at beginning of year..............      --       --     --
  Employer contribution.....................................      --       --     --
  Benefits paid.............................................      --       --     --
                                                                ----     ----   ----
Fair value of plan assets at end of year....................      --       --     --
                                                                ----     ----   ----
Funded status at end of year................................    $(21)    $(23)   (23)
                                                                ====     ====
  Unrecognized net actuarial (gains) losses.................                      (1)
  Unrecognized prior service cost (credit)..................                      22
                                                                                ----
Net prepaid (accrued) benefit cost recognized...............                    $ (2)
                                                                                ====
Components of net amounts recognized:
  Non-qualified plan accrued benefit cost...................                    $  2
                                                                                ----
  Net amount recognized.....................................                    $  2
                                                                                ====
Amounts recognized in consolidated balance sheet consist of:
  Other liabilities.........................................    $(21)    $(23)  $ (2)
                                                                ----     ----   ----
                                                                $(21)    $(23)  $ (2)
                                                                ====     ====   ====
  Accumulated other comprehensive (income) loss:
  Net actuarial (gains) losses..............................    $ --     $ (2)  $ --
  Prior service cost (credit)...............................      --       18     --
                                                                ----     ----   ----
                                                                $ --     $ 16   $ --
                                                                ====     ====   ====



     The accumulated benefit obligation for the defined benefit pension plan was $19 million at December 31, 2006.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:


                                                                DECEMBER 31,
                                                                    2006
                                                               -------------
                                                               (IN MILLIONS)


Projected benefit obligation.................................       $21
Accumulated benefit obligation...............................       $19
Fair value of plan assets....................................       $--


     The projected benefit obligations exceeded assets for all pension and postretirement plans at December 31, 2006 and 2005.

     The components of net periodic benefit cost recognized in net income were as follows:


                                                          YEARS ENDED DECEMBER 31,
                                                         --------------------------
                                                                          OTHER
                                                          PENSION      POSTRETIRE-
                                                         BENEFITS     MENT BENEFITS
                                                         --------     -------------
                                                           2006       2006     2005
                                                         --------     ----     ----
                                                                (IN MILLIONS)


Service cost........................................        $ 1        $1       $--
Interest cost.......................................          1         2         1
Amortization of prior service cost..................         --         2         2
                                                            ---        --       ---
  Net periodic benefit cost.........................        $ 2        $5       $ 3
                                                            ===        ==       ===



     It is anticipated that no amortization of net loss and prior service cost will occur from accumulated other comprehensive income into net periodic benefit cost for the defined benefit pension plan over the next year.

     The estimated net loss and prior service cost for the defined benefit postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year is $0 million and $2 million, respectively.

     The Company adopted the guidance in FSP 106-2 to account for future subsidies to be received under the Prescription Drug Act. The Company will begin receiving these subsidies during 2007. The accumulated pension benefit obligation was remeasured effective March 1, 2005 in order to determine the effect of the expected subsidies on net periodic other postretirement benefit cost. As a result, the accumulated pension benefit obligation was reduced by $1 million at March 1, 2005. For the years ended December 31, 2006 and 2005, the reduction of net periodic postretirement benefit cost resulting from the Prescription Drug Act was $99 thousand and $140 thousand, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations are as follows:


                                                                DECEMBER 31,
                                                         --------------------------
                                                                          OTHER
                                                                       POSTRETIRE-
                                                          PENSION          MENT
                                                         BENEFITS        BENEFITS
                                                         --------     -------------
                                                           2006       2006     2005
                                                         --------     ----     ----


Discount rate.......................................        6.0%       6.0%     5.8%
Rate of compensation increase.......................        4.0%       N/A      N/A

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Assumptions used in determining net periodic benefit cost are as follows:


                                                              DECEMBER 31,
                                                         ----------------------
                                                                       OTHER
                                                                    POSTRETIRE-
                                                          PENSION       MENT
                                                         BENEFITS     BENEFITS
                                                         --------   -----------
                                                           2006     2006   2005
                                                         --------   ----   ----


Discount rate..........................................     5.8%     5.8%   5.7%
Expected rate of return on plan assets.................     N/A      N/A    N/A
Rate of compensation increase..........................     4.0%     N/A    N/A


     The discount rate is based on the yield of a hypothetical portfolio constructed of bonds rated AA or better by Moody's Investors Services available on the valuation date measured on a yield to worst basis, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The assumed healthcare cost trend rates used in measuring the accumulated postretirement benefit obligation and net periodic benefit cost were as follows:


                                                       DECEMBER 31,
                                   ---------------------------------------------------
                                             2006                       2005
                                   ------------------------   ------------------------


Pre-Medicare eligible claims.....   9.0% down to 5% in 2014    9.5% down to 5% in 2014
Medicare eligible claims.........  11.0% down to 5% in 2018   11.5% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:


                                                        ONE PERCENT   ONE PERCENT
                                                          INCREASE      DECREASE
                                                        -----------   -----------
                                                              (IN THOUSANDS)


Effect on total service and interest cost components..      $ 39         $ (35)
Effect on accumulated postretirement benefit
  obligation..........................................      $374         $(343)


CASH FLOWS

     Benefit payments due under the non-qualified pension plan are funded from the Company's general assets as they become due under the provision of the plan. In 2007, the Company does not anticipate making any contributions other than benefit payments to its non-qualified pension plan.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. It is the Company's practice to use its general assets to pay claims as they come due.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Gross benefit payments for the next ten years, which reflect expected future service as appropriate, net of gross subsidies to be received under the Prescription Drug Act for the postretirement plan are expected to be as follows:


                                                         OTHER POSTRETIREMENT BENEFITS
                                                      ----------------------------------
                                            PENSION              PRESCRIPTION
                                           BENEFITS    GROSS    DRUG SUBSIDIES     NET
                                           --------   -------   --------------   -------
                                                           (IN THOUSANDS)


2007.....................................   $  842    $ 1,952        $(385)      $ 1,567
2008.....................................   $  820    $ 1,996        $(422)      $ 1,574
2009.....................................   $1,075    $ 2,030        $(464)      $ 1,566
2010.....................................   $1,381    $ 2,077        $(504)      $ 1,573
2011.....................................   $1,436    $ 2,124        $  --       $ 2,124
2012 - 2016..............................   $8,108    $10,415        $  --       $10,415


SAVINGS AND INVESTMENT PLANS

     The Company participates in savings and investment plans for substantially all employees of which the Company matches a portion of employee contributions. The Company contributed $350 thousand, $468 thousand and $499 thousand for the years ended December 31, 2006, 2005 and 2004 respectively.

12.  STOCKHOLDER'S EQUITY

DIVIDEND RESTRICTIONS

     Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Commissioner if such dividends or distributions, together with other dividends or distributions made within the preceding calendar year, exceed the greater of: (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year; or (ii) NELICO's statutory net gain from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. Since NELICO's statutory unassigned funds surplus is less than zero, NELICO cannot pay any dividends without prior approval of the Commissioner.

     The Company paid no common stockholder dividends for the years ended December 31, 2006, 2005 and 2004. The Company paid no preferred dividends during the year ended December 31, 2006. As previously mentioned in Note 8, the Company paid preferred dividends of $3 million and $2 million during the years ended December 31, 2005 and 2004, respectively, with the prior approval of the Commissioner.

STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NELICO and its insurance subsidiaries each exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of NELICO and its current insurance subsidiary.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     Statutory net income of NELICO, as filed with the Commonwealth of Massachusetts Division of Insurance, was $109 million, $50 million and $73 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed, was $435 million and $319 million at December 31, 2006 and 2005, respectively.

OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2006, 2005 and 2004 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:


                                                           YEARS ENDED DECEMBER
                                                                    31,
                                                          ----------------------
                                                          2006     2005     2004
                                                          ----     ----     ----
                                                               (IN MILLIONS)


Holding gains (losses) on investments arising during
  the year...........................................      $(7)    $(24)    $ (5)
Income tax effect of holding gains (losses)..........        3        9        2
Reclassification adjustments:
  Recognized holding (gains) losses included in
     current year income.............................        2        3      (16)
  Amortization of premiums and accretion of discounts
     associated with investments.....................       --        2        4
  Income tax effect..................................       (1)      (2)       4
Allocation of holding gains (losses) on investments
  relating to other policyholder amounts.............       --        2        1
Income tax effect of allocation of holding gains
  (losses) to other policyholder amounts.............       --       (1)      --
                                                           ---     ----     ----
Other comprehensive income (loss)....................      $(3)    $(11)    $(10)
                                                           ===     ====     ====



13.  OTHER EXPENSES

     Other expenses for the years ended December 31, 2006, 2005 and 2004 are comprised of the following:


                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2006    2005    2004
                                                       -----   -----   -----
                                                           (IN MILLIONS)


Compensation.........................................  $  54   $  56   $  54
Commissions..........................................    128     124     121
Interest.............................................      2       4       2
Amortization of DAC..................................     93      99     117
Capitalization of DAC................................   (118)   (131)   (132)
Insurance taxes, license, and fees...................     17      16      17
Agency allowances....................................     58      60      56
Sub-advisory fees and related expenses...............    155     123      82
Minority interest....................................      4      (1)     --
Other................................................     93     111     156
                                                       -----   -----   -----
  Total other expenses...............................  $ 486   $ 461   $ 473
                                                       =====   =====   =====


               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

14.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                           CARRYING    ESTIMATED
                                                             VALUE    FAIR VALUE
DECEMBER 31, 2006                                          --------   ----------
                                                               (IN MILLIONS)


Assets:
  Fixed maturity securities..............................    $886        $886
  Equity securities......................................    $  7        $  7
  Mortgage loans on real estate..........................    $  2        $  2
  Policy loans...........................................    $357        $357
  Short-term investments.................................    $141        $141
  Cash...................................................    $ 12        $ 12
  Accrued investment income..............................    $ 21        $ 21
Liabilities:
  Policyholder account balances..........................    $329        $319




                                                           CARRYING    ESTIMATED
                                                             VALUE    FAIR VALUE
DECEMBER 31, 2005                                          --------   ----------
                                                               (IN MILLIONS)


Assets:
  Fixed maturity securities..............................    $807        $807
  Mortgage loans on real estate..........................    $  9        $  9
  Policy loans...........................................    $327        $327
  Short-term investments.................................    $ 52        $ 52
  Cash...................................................    $  6        $  6
  Accrued investment income..............................    $ 20        $ 20
Liabilities:
  Policyholder account balances..........................    $357        $344


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

MORTGAGE LOANS ON REAL ESTATE

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk.

POLICY LOANS

     The carrying values for policy loans approximate fair value.

CASH AND SHORT-TERM INVESTMENTS

     The carrying values for cash and short-term investments approximate fair values due to the short-term maturities of these instruments.

ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including credit default swaps and foreign currency swaps, are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

15.  RELATED PARTY TRANSACTIONS

     The Company has entered into a master service agreement with Metropolitan Life, who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $1 million, $5 million and $3 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company entered into a service agreement with MetLife Group, Incorporated ("MetLife Group"), a wholly-owned subsidiary of MetLife, under which MetLife Group provides personnel services, as needed, to support the business of the Company. MetLife Group charged the Company $29 million, $36 million and $42 million, included in other expenses, for services performed under the service agreement for the years ended December 31, 2006, 2005 and 2004, respectively.

     In 2005, the Company entered into broker-dealer wholesale sales agreements with several affiliates ("Distributors"), in which the Distributors agree to sell, on the Company's behalf, fixed rate insurance products through authorized retailers. The Company agrees to compensate the Distributors for the sale and servicing of such insurance products in accordance with the terms of the agreements. The Distributors charged the Company $3 million, $4 million and $2 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively. This agreement also allows the Company to be a distributor for other affiliated companies.

               NEW ENGLAND LIFE INSURANCE COMPANY AND SUBSIDIARIES

The other affiliates agree to compensate the Company for the sale and servicing of such insurance products in accordance with the terms of the agreement. The Company received fees for this service of $36 million, $13 million and $10 million, included in other expenses, for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has entered into various agreements with other affiliates to provide and receive services necessary to conduct their businesses. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses
(fees) associated with affiliates related to these agreements, included in other expenses, were $17 million, $3 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company has receivables and payables with affiliates for services necessary to conduct its business. The amounts due (to)/from the Company were $17 million and ($5) million at December 31, 2006 and 2005, respectively.

     The Company has reinsurance agreements with Metropolitan Life and certain of its affiliates. Reinsurance recoverables, included in premium and other receivables, were $72 million and $63 million at December 31, 2006 and 2005, respectively. Ceded premiums were $3 million, $3 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. Ceded fees, included in universal life and investment-type product policy fees, were $24 million, $21 million and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively. Ceded benefits, included in policyholder benefits and claims, were $16 million, $11 million and $8 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     At December 31, 2004, the Company had long-term debt, in the form of mandatorily redeemable preferred stock, outstanding of $100 million to MetLife Credit Corporation, a wholly-owned subsidiary of Metropolitan Life. During 2005, the Company redeemed the $100 million of outstanding preferred stock. See Note 8.

     Metropolitan Life charged the Company $1 million for the use of certain computers, furniture and other fixed assets in both 2005 and 2004. During 2006, the charges by Metropolitan Life to the Company were discontinued due to the disposal of the associated assets.

     At December 31, 2006 and 2005, the Company held $125 million and $37 million, respectively, of its total invested assets in the Metropolitan Money Market Pool of affiliated companies. These amounts are included in short-term investments on the consolidated balance sheets of the Company. Net investment income from these invested assets was $3 million, $2 million and $1 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:


                                                            YEARS ENDED DECEMBER
                                                                     31,
                                                           ----------------------
                                                           2006     2005     2004
                                                           ----     ----     ----
                                                                (IN MILLIONS)


Estimated fair value of assets transferred to
  affiliates..........................................      $ 1      $ 3      $--
Amortized cost of assets transferred to affiliates....        1        3       --
                                                            ---      ---      ---
Net investment gains (losses) recognized on
  transfers...........................................      $--      $--      $--
                                                            ===      ===      ===
Estimated fair value of assets transferred from
  affiliates..........................................      $--      $ 4      $--
                                                            ===      ===      ===


                                    Part II

                          UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

   Section 9 of NELICO's By-Laws provides that NELICO shall, to the extent legally permissible, indemnify its directors and officers against liabilities and expenses relating to lawsuits and proceedings based on such persons' roles as directors or officers. However, Section 9 further provides that no such indemnification shall be made with respect to any matter as to which a director or officer is adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Section 9 also provides that in the event a matter is disposed of by a settlement payment by a director or officer, indemnification will be provided only if the settlement is approved as in the best interest of the corporation by (a) a disinterested majority of the directors then in office, (b) a majority of the disinterested directors then in office, or (c) the holders of a majority of outstanding voting stock (exclusive of any stock owned by any interested director or officer).

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of NELICO pursuant to the foregoing provisions, or otherwise, NELICO has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and will be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by NELICO of expenses incurred or paid by a director, officer, or controlling person of NELICO in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, NELICO will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                REPRESENTATIONS

   New England Life Insurance Company hereby represents that the fees and charges deducted under the variable ordinary life insurance policies described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by New England Life Insurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

   This Registration Statement comprises the following papers and documents:

   The facing sheet.

   A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2.

   The prospectuses and supplements consisting of 825 pages.

   The undertaking to file reports.

   The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

   Representations.

   The signatures.

   Written consents of the following persons:

James J. Reilly, Jr., F.S.A., M.A.A.A. (see Exhibit 3(i) below)
Marie C. Swift, Esq. (see Exhibit 3(ii) below)
Independent Auditor (see Exhibit 11 below)

   The following exhibits:


 1.A.  (1)         January 31, 1983 resolution of the Board of Directors of
                   NEVLICO 5

       (2)         None

       (3) (a)     Distribution Agreement between NEVLICO and NELESCO 6

           (b)(i)  Form of Contract between NELICO and its General Agents 5

              (ii) Form of contract between NELICO and its Agents 6

           (c)     Commission Schedule for Policies 6

           (d) Form of contract among NES, NELICO and other broker dealers 4

       (4)         None

       (5) (a)     Specimen of Policy, including Application 6

           (b)     Riders to Policy 6

           (c)     Acceleration of Benefits Rider 3

           (d)     Additional Form of application 7

           (e)     Additional Riders and Endorsements 9

       (6) (a)     Amended and restated Articles of Organization 2

           (b) Amendments to Amended and restated Articles of Organization 8

           (c)     Amended and Restated By-Laws of NELICO 12

       (7)         None

       (8)         None

       (9)         None

      (10)         See Exhibit 1.A.(5)(a)

   2.              See Exhibit 3(i)

   3.  (i)         Opinion and consent of James J. Reilly, Jr., F.S.A.,
                   M.A.A.A. 13

      (ii)         Opinion and consent of Marie C. Swift, Esquire 16

   4.              None

   5.              Inapplicable

   6.              Inapplicable

   7.  (i)         Powers of Attorney

   8.              Notice of Withdrawal Right for Policies 6

   9.              Inapplicable

  10.              Inapplicable

  11.              Consent of Independent Registered Public Accounting Firm

  12.              Schedule for computation of performance quotations 6


  13.    (i)         Consolidated memorandum describing certain procedures,
                     filed pursuant to Rule 6e-2(b)(12)(ii) and Rule
                     6e-3(T)(b)(12)(iii) 19

        (ii)         Second Addendum to Consolidated Memorandum 9

  14.    (i)         Participation Agreement among Variable Insurance Products
                     Fund, Fidelity Distributors Corporation and New England
                     Variable Life Insurance Company 6

        (ii)         Amendment No. 1 to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation and New England Variable Life Insurance Company 1

       (iii)         Participation Agreement among Variable Insurance Products
                     Fund II, Fidelity Distributors Corporation and New England
                     Variable Life Insurance Company 1

        (iv)         Participation Agreement among Metropolitan Series Fund,
                     Inc., Metropolitan Life Insurance Company and New England
                     Life Insurance Company 10

         (v)         Amendment No. 2 to Participation Agreement among Variable
                     Insurance Products Fund, Fidelity Distributors Corporation and New England Life Insurance Company 11

        (vi)         Amendment No. 1 to Participation Agreement among Variable
                     Insurance Products Fund II, Fidelity Distributors
                     Corporation and New England Life Insurance Company 11

       (vii)         Participation Agreement among Met Investors Series Trust,
                     Met Investors Advisory Corp., Met Investors Distributors
                     Inc. and New England Life Insurance Company 15

      (viii)         Participation Agreement among American Funds Insurance
                     Series, Capital Research and Management Company and New
                     England Life Insurance Company 14

        (ix)         Participation Agreement among Metropolitan Series Fund,
                     Inc., MetLife Advisers, LLC, Metropolitan Life Insurance
                     Company and New England Life Insurance Company (4/30/07) 19

         (x)         Net Worth Maintenance Agreement 18

--------
 1 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed June 22, 1995.

 2 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed February 13, 1997.

 3 Incorporated herein by reference to Post-Effective Amendment No. 8 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 30, 1997.

 4 Incorporated herein by reference to the Pre-effective Amendment No. 1 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed July 16, 1997.

 5 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-66864, filed February 25, 1998.

 6 Incorporated herein by reference to Post-Effective Amendment No. 9 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 24, 1998.

 7 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Variable

    Account's Form S-6 Registration Statement, File No. 033-88082, filed January 20, 1999.

 8 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 033-65263, filed February 24, 1999.

 9 Incorporated herein by reference to the Post-Effective Amendment No. 10 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 1999.

10 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form S-6 Registration Statement, File No. 033-88082, filed November 9, 2000.

11 Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed February 26, 2001.

12 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-21767, filed April 25, 2001.

13 Incorporated herein by reference to the Post-Effective Amendment No. 12 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 26, 2001.

14 Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Variable Account's Form S-6 Registration Statement, File No. 333-89409, filed July 20, 2001.

15 Incorporated herein by reference to the Variable Account's Form S-6 Registration Statement, File No. 333-73676, filed November 19, 2001.

16 Incorporated herein by reference to the Post-Effective Amendment No. 16 to the Variable Account's Form S-6 Registration Statement, File No. 033-52050, filed April 30, 2004.

17 Incorporated herein by reference to the Post-Effective Amendment No. 10 to New England Variable Annuity Separate Account's Form N-4 Registration Statement, File No. 333-51676, filed October 20, 2005.

18 Incorporated herein by reference to the Post-Effective Amendment No. 11 to the Variable Account's Form N-6 Registration Statement, File 333-46401, filed April 26, 2006.

19 Incorporated herein by reference to the Post-Effective Amendment No. 13 to the Variable Account's Form N-6 Registration Statement, File 333-73676 and 811-3713, filed April 19, 2007.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant, New England Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 18th day of April, 2007.

                                              New England Variable Life
                                                Separate Account
                                                (Registrant)

                                              By: New England Life Insurance
                                                    Company
                                                    (Depositor)

                                              By: /s/ Marie C. Swift
                                                  ------------------------------
                                                  Marie C. Swift, Esq.
                                                  Vice President and Counsel

Attest:

/s/ John E. Connolly, Jr.
--------------------------
John E. Connolly, Jr.
Counsel

   Pursuant to the requirements of the Securities Act of 1933, New England Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the city of Boston, and the Commonwealth of Massachusetts, on the 18th day of April, 2007.

                                            New England Life Insurance Company
(Seal)

Attest: /s/ John E. Connolly, Jr.           By: /s/ Marie C. Swift
        ----------------------------------      ---------------------------------
        John E. Connolly, Jr.                   Marie C. Swift, Esq.
        Counsel                                 Vice President and Counsel

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, in the capacities indicated, on April 18, 2007.


           *             Chairman, President and Chief Executive Officer
------------------------
Lisa M. Weber

           *             Director
------------------------
Michael K. Farrell

           *             Director
------------------------
Gene L. Lunman

           *             Director
------------------------
William J. Mullaney

           *             Executive Vice President and Chief Accounting Officer
------------------------
Joseph J. Prochaska, Jr.

           *             Director
------------------------
Catherine A. Rein

           *             Director
------------------------
Michael J. Vietri

           *             Director
------------------------
William J. Wheeler

           *             Senior Vice President and Treasurer
------------------------ (Principal Financial Officer)
Anthony J. Williamson


                                              By: /s/ John E. Connolly, Jr.
                                                  ------------------------------
                                                  John E. Connolly, Jr., Esq.
                                                  Attorney-in-fact

* Executed by John E. Connolly, Jr., Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

                                 EXHIBIT LIST

                                                                   Sequentially
Exhibit Number                       Title                        Numbered Page*
--------------                       -----                        --------------

      7.       Powers of Attorney

     11.       Consent of the Independent Registered Public
               Accounting Firm

--------
*  Page numbers inserted on manually-signed copy only.